Exhibit 99.1


----------------------------- ------------------------ ------------------------
 MORGAN STANLEY DEAN WITTER      [GRAPHIC OMITTED]         February 21, 2001
 Securitized Products Group

----------------------------- ------------------------ ------------------------

                              MBS New Transaction


                                   Termsheet

                  __________________________________________


                         Wednesday, February 21, 2001

                  __________________________________________

                                 $300,000,000
                                 (Approximate)

               Morgan Stanley Dean Witter Capital I 2001-1 Trust
                      Mortgage Pass-Through Certificates,
                                 Series 2001-1

                   Morgan Stanley Dean Witter Capital I Inc.

                                   Depositor

This information has been prepared in connection with the issuance of securities representing beneficial interest in the above trust, the assets of which consist of Mortgage Loans described herein, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of Mortgage Loans underlying these securities. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus. To Our Readers Worldwide:
In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

----------------------------- ------------------------ ------------------------
 MORGAN STANLEY DEAN WITTER      [GRAPHIC OMITTED]         February 21, 2001
 Securitized Products Group

----------------------------- ------------------------ ------------------------

               Morgan Stanley Dean Witter Capital I 2001-1 Trust

                      Mortgage Pass-Through Certificates
                                 Series 2001-1

  THIS TERM SHEET IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE PROSPECTUS
                   AND PROSPECTUS SUPPLEMENT RELATING TO THE
        CERTIFICATES. PRIOR TO INVESTING IN THE CERTIFICATES INVESTORS
            SHOULD CAREFULLY REVIEW THE PROSPECTUS AND PROSPECTUS
                                  SUPPLEMENT.

                            Transaction Highlights
                            ----------------------


-------- ------------------- ----------------- ------------ ------------ -------------------- ------------------- ----------
                             Expected Ratings      Credit      Average                                             Price
 Class     Class Size(1)      (S&P/Moody's)       Support       Life       Pricing Speed(4)        Benchmark       Talk
                                                              To Call(3)                                            (bps)
======== =================== ================= ============ ============ ==================== =================== ==========
 A-I        $300,000,000        AAA/Aaa          FSA Wrap      3.1296           20% CPR           1 Month LIBOR

         (1) Coupon will adjust each month to a per annum rate equal to the lesser of (i) 1-Month LIBOR plus [ ]bp and (ii) the Net Weighted Average Mortgage Rate of the mortgage loans
         (2)  Subject to a variance of + / - 5%
         (3)  Assumes 5/1 Product balloons at end of year 5
         (4) 5/1 Product run at 20% CPR for 60 months and 100% thereafter; 10/1 Product run at 20% CPR

   Seller:                       Morgan Stanley Dean Witter Credit Corp.
                                ("MSDWCC")

   Servicer:                     Morgan Stanley Dean Witter Credit Corp.

   Depositor:                    Morgan Stanley Dean Witter Capital I Inc.

   Trustee:                      Wells Fargo Bank Minnesota, N.A.

   Manager:                      MORGAN STANLEY DEAN WITTER (Sole Manager)

   Cut-Off Date:                 February 1, 2001

   Expected Pricing Date:        On or around February 22, 2001

   Expected Settlement Date:     February 27, 2001 through DTC, Euroclear and
                                 Cedel Bank

   Distribution Dates:           The 15th day of each month beginning
                                 March 15, 2001

   Day Count Basis:              Actual/360

This information has been prepared in connection with the issuance of securities representing beneficial interest in the above trust, the assets of which consist of Mortgage Loans described herein, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of Mortgage Loans underlying these securities. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus. To Our Readers Worldwide:
In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

----------------------------- ------------------------ ------------------------
 MORGAN STANLEY DEAN WITTER      [GRAPHIC OMITTED]         February 21, 2001
 Securitized Products Group

----------------------------- ------------------------ ------------------------

                        Transaction Highlights (cont'd)
                        -------------------------------


Mortgage Loan Description:

                10/1 Product                       5/1 Product

Loan   Adjustable, interest only for 10  Fixed interest only for 5 years, fully
Type years, fully amortizing over the amortizing over the remaining term remaining term

Index  1-month LIBOR Index    49.13%     6-month LIBOR Index           100.00%
       (monthly rate                     (semi-annual rate adjustment)
       adjustment)

       1-Year CMT Index       22.56%
       (monthly rate
       adjustment)

       6-month LIBOR Index    25.60%
       (semi-annual rate
       adjustment)

       1-Year CMT Index        2.71%
       (semi-annual rate
       adjustment)

Periodic
Cap    None                               First reset no cap; 2.00% thereafter

Additional Collateral Loans:       Loans that have an LTV in excess of 80%
                                   are, generally, further collateralized by securities in the individual borrower's trading account. The amount of such collateral generally does not exceed 30% of the loan amount for purchases and 40% for investment properties.

Pre-funding Account:               On the Settlement Date, approximately
                                   $60,000,000 will be deposited into the
                                   Pre-Funding Account to be withdrawn within 3months after the Closing Date to purchase additional loans. Any Pre-Funded Amount remaining in the Pre-Funding Account at the end of the pre-funding period will be distributed as principal on the Class A-I
                                   Certificates on the Distribution Date
                                   occurring at or immediately following the end of the pre-funding period. All loans purchased by the trust will be substantially similar to those in the statistical sample.

Pricing Speed:                     5/1 Product run at 20% CPR for 60 months
                                   and 100% thereafter; 10/1 Product run at 20% CPR

Credit Enhancement:                100% FSA guaranty, excess spread and
                                   overcollateralization

Certificate
Insurer/Certificate
Insurance Policy:                  The FSA insurance policy will guarantee
                                   timely payment of interest and ultimate
                                   payment of principal by the final
                                   Distribution Date

LIBOR Cap Interest
Payments:                          The trust fund includes five interest rate
                                   cap agreements. Under each cap agreement, the cap counterparty agrees to pay to the trust fund, on a monthly basis, a payment equal to the amount (if any) by which 1-month LIBOR exceeds 6.5% multiplied by a notional principal amount based on varying expirations up to 5 years (See Cap
                                   Schedule). Any payments made under the Cap
                                   Agreement will be referred to as LIBOR Cap
                                   Interest. LIBOR Cap Interest will only by used to make payments on Basis Risk
                                   Shortfall Carry Forward Amounts.

This information has been prepared in connection with the issuance of securities representing beneficial interest in the above trust, the assets of which consist of Mortgage Loans described herein, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of Mortgage Loans underlying these securities. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus. To Our Readers Worldwide:
In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

----------------------------- ------------------------ ------------------------
 MORGAN STANLEY DEAN WITTER      [GRAPHIC OMITTED]         February 21, 2001
 Securitized Products Group

----------------------------- ------------------------ ------------------------

                       Transaction Highlights (cont'd)
                       -------------------------------


                                 Cap Schedule
            ----------------------------- --------------------------------
                        Year                   Outstanding Notional
            ----------------------------- --------------------------------

                         1                          $175,000,000

                         2                          $115,000,000

                         3                           $85,000,000

                         4                           $65,000,000

                         5                           $25,000,000


Basis Risk Shortfall             With respect to any Distribution Date, an
Carry Forward Amounts            amount equal to the aggregate amount of
                                 related Basis Risk Shortfall on that
                                 Distribution Date, plus any unpaid related
                                 Basis Risk Shortfall from prior Distribution
                                 Dates, plus interest thereon at a rate equal
                                 to Certificate LIBOR plus [    ]% (or plus
                                 [    ]% following the first Distribution
                                 Date on which a clean-up call may be
                                 exercised).

Basis Risk Shortfall             With respect to any Distribution Date on
                                 which the Weighted Average Net Mortgage Rate is used to determine the Pass-Through Rate of the Class A-I Certificates, an amount equal to the excess of (x) Accrued Certificate
                                 Interest calculated at a rate equal to
                                 Certificate LIBOR plus [ ]% (or plus [ ]% following the first Distribution Date on which a clean-up call may be exercised) over
                                 (y) Accrued Certificate Interest calculated using the Weighted Average Net Mortgage Rate.

Prepayment Interest              To the extent a Prepayment Interest Shortfall
Shortfalls:                      occurs, the Servicing Fee for any month will
                                 be reduced by an amount not to exceed the aggregate Servicing Fee for such Distribution
                                 Date.

Step Up Coupon:                  The margin on the Class A-I Certificates will
                                 increase to an amount two times the original margin with respect to the first Distribution
                                 Date following the earliest clean-up call date should the call not be exercised

Clean-up Call:                   10% clean-up call

Denominations:                   The Certificates will be issued in book-entry
                                 form in minimum denominations of $25,000 and integral multiples of $1 in excess thereof

Trust Tax Status:                REMIC

ERISA Eligibility:               The certificates will be ERISA eligible

SMMEA Eligibility:               The certificates will be SMMEA eligible

Risk Factors:                    The Certificates involve a significant degree
                                 of risk and are therefore appropriate only for investors (a) who are capable of analyzing and assessing (i) loss experience on a portfolio of mortgage loans having the characteristics of the mortgage loans described herein, (ii) payment and prepayment considerations of the mortgage loans and the Certificates, and (iii) structures of mortgage-backed securities and (b) who are capable of bearing the financial risk associated with an investment in the Certificates

This information has been prepared in connection with the issuance of securities representing beneficial interest in the above trust, the assets of which consist of Mortgage Loans described herein, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of Mortgage Loans underlying these securities. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus. To Our Readers Worldwide:
In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

----------------------------- ------------------------ ------------------------
 MORGAN STANLEY DEAN WITTER      [GRAPHIC OMITTED]         February 21, 2001
 Securitized Products Group

----------------------------- ------------------------ ------------------------

                            Transaction Structure
                            ---------------------

Credit Enhancement

The Class A-I Certificates are credit enhanced by:

1)   FSA insurance policy,

2)   Excess spread from the Mortgage Loans,

3) An up-front overcollateralization requirement of 0.00% and will build to 1.00% from excess spread. After the 36th month and subject to certain tests, the overcollateralization requirement will equal the lesser of 2.00% of the outstanding principal balance of the Mortgage Loans and the initial overcollateralization amount, subject to a 50bps floor and certain delinquency triggers.

Structure
---------

Cashflow Priority

Distributions will be made on each Distribution Date from the Available Distribution Amount in the following order of priority:

1.   Interest Distribution Amount on Class A-I Certificates;
2. Principal Distribution Amount on Class A-I Certificates (except in the case of 4 below)
3. Previously unreimbursed draws to the Insurer under the Policy and any other amounts owed to the Insurer pursuant to the Insurance Agreement;
4.   Additional Class A-I overcollateralization requirment;
5. Remaining Excess Cash Flow, in addition to LIBOR Cap Interest, will be allocated to cover Basis Risk Shortfall Carry Forward Amount
6.   The remainder to the Class R Certificate.

Available Distribution Amount
For any Distribution Date, an amount equal to the sum of the following amounts, net of amounts payable or reimbursable therefrom to the servicer, the trustee and the Certified Insurer:
- the aggregate amount of scheduled payments on the mortgage loans due during the related Due Period and received on or prior to the related Determination Date;
- unscheduled payments, including mortgagor prepayments on the mortgage loans, net insurance proceeds and net liquidation proceeds from the mortgage loans including amounts collected from the liquidation of Additional Collateral and payments under the Surety Bond, and proceeds from repurchases of and with respect to substitutions amounts representing principal adjustments for the mortgage loans occurring during the related Due Period;
- All Monthly Advances made for that Distribution Date in respect of the mortgage loans; and
- Any amounts deposited by the servicer with respect to the mortgage loans, in connection with Prepayment Interest Shortfalls.

Excess Cash Flow
With respect to any Distribution Date, an amount generally equal to one month's interest on the mortgage loans at the Weighted Average Net Mortgage Rate, to the extent paid or advanced, minus the related Interest Distribution Amount.

Interest Distribution Amount
For any Distribution Date, the aggregate amount of accrued interest to be distributed to the holders of the related Class A-I Certificates for that Distribution Date to the extent of the related Available Distribution Amount for that Distribution Date, plus any accrued interest on the A-I Certificate remaining unpaid from any prior Distribution Date, reduced by Net Interest Shortfalls.

This information has been prepared in connection with the issuance of securities representing beneficial interest in the above trust, the assets of which consist of Mortgage Loans described herein, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of Mortgage Loans underlying these securities. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus. To Our Readers Worldwide:
In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

----------------------------- ------------------------ ------------------------
 MORGAN STANLEY DEAN WITTER      [GRAPHIC OMITTED]         February 21, 2001
 Securitized Products Group

----------------------------- ------------------------ ------------------------

Net Interest Shortfalls
For any Distribution Date, an amount equal to the sum of (i) any shortfalls related Soldiers' and Sailors' Civil Relief Act of 1940 and(ii) the excess of
(a) the aggregate shortfall, if any, in collections of interest resulting from mortgagor prepayments on the mortgage loans during the related period over (b) the Servicing Fee for related period.

Pass-Through Rate
The Class A-I Certificate Pass-Through at each Distribution Date will be a floating rate equal to the lesser of (i) 1-Month LIBOR plus [ ] bps, (ii) the weighted average Net Mortgage Rate (defined as the weighted average mortgage rate for the Mortgage Loans less the Servicing Fee, the Insurance Premium, the Trustee Fee and the carve out together not more than 0.90% on the outstanding balance of the Class A-I Certificates). Additional interest will be payable on the Class A-I certificates in excess of the weighted average Net Mortgage Rate to the extent of remaining Excess Cash Flow (after overcollateralization and LIBOR Cap Interest)

                        Transaction Structure (cont'd)
                        ------------------------------

Principal Payments
Principal payments will be payable on the Class A-I Certificates on each Distribution Date in an amount equal to the Class A-I Principal Distribution Amount for such Distribution Date. The Class A-I Principal Distribution Amount for any Distribution Date will generally equal received or advanced scheduled principal amounts, unscheduled principal amounts, the principal portion of realized losses and the overcollaterlization increase amount, reduced by the overcollateralization reduction amount for such Distribution Date.

Advances

The Servicer is obligated to make advances of cash, which will be included with mortgage collections, in an amount equal to the delinquent monthly payments due on the immediately preceding monthly payment date. The Servicer is under no obligation to make advances to the extent it determines such advances are not recoverable from future payments or collections on the related Mortgage Loan or to guarantee or insure against losses.


This information has been prepared in connection with the issuance of securities representing beneficial interest in the above trust, the assets of which consist of Mortgage Loans described herein, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of Mortgage Loans underlying these securities. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus. To Our Readers Worldwide:
In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

----------------------------- ------------------------ ------------------------
 MORGAN STANLEY DEAN WITTER      [GRAPHIC OMITTED]         February 21, 2001
 Securitized Products Group

----------------------------- ------------------------ ------------------------


                                                           Collateral Description
                                                           ----------------------

  Group:                                 5/1 Product*           10/1 Product *             Combined Product
                                         -----------            ------------               ----------------
  Aggregate Balance:                     $146,354,943             $94,111,721                $240,466,664

  Number of Loans:                           455                      101                         556

  Average Original Balance:                $323,235                $964,686                    $439,757

  Average Outstanding Balance:             $321,659                $931,799                    $432,494

  Weighted Average Current Gross            7.928%                  8.303%                      8.074%
  Coupon:

  Weighted Average Months to Roll         58 Months                2 Months                    36 Months

  Weighted Average Gross Margin:            2.00%                    1.95%                       1.98%

  Weighted Average Rate Periodic        0.00% / 2.00%            0.00% / 0.00%              0.00% / 2.00%*
  Cap (Initial/Periodic)

  Latest Scheduled Maturity:              02/01/2031              02/01/2026                  02/01/2031

  Loan Type:                       100.0% Fixed Rate for 5    49.1% 1-month LIBOR    19.2% 1-month LIBOR (monthly
                                    years, 6-month LIBOR +       (monthly rate             rate adjustment)
                                      200 bps thereafter          adjustment)

                                                               22.6% 1-year CMT             8.8% 1-year CMT
                                                                 (monthly rate         (monthly rate adjustment)
                                                                  adjustment)

                                                              25.6% 6-month LIBOR         70.9% 6-month LIBOR
                                                               (semi-annual rate     (semi-annual rate adjustment)
                                                                  adjustment)

                                                                2.7% 1-year CMT              1.1% 1-year CMT
                                                               (semi-annual rate     (semi-annual rate adjustment)
                                                                  adjustment)

  Original Weighted Average Term:         360 Months              300 Months                  337 Months

  Remaining Weighted Average              358 Months               298 Months                 335 Months
  Maturity:

  Weighted Average Seasoning:              2 Months                2 Months                    2 Months

  Weighted Average FICO Score:               715                      720                         717

  Lien Position:                           100% 1st                100% 1st                    100% 1st

  Weighted Average Current Loan             84.47%                  85.31%                      84.80%
  to Value Ratio:

  Weighted Average Effective                68.84%                  56.42%                      63.98%
  Loan to Value

* Non-zero weighted Average


This information has been prepared in connection with the issuance of securities representing beneficial interest in the above trust, the assets of which consist of Mortgage Loans described herein, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of Mortgage Loans underlying these securities. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus. To Our Readers Worldwide:
In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

----------------------------- ------------------------ ------------------------
 MORGAN STANLEY DEAN WITTER      [GRAPHIC OMITTED]         February 21, 2001
 Securitized Products Group

----------------------------- ------------------------ ------------------------


                                                      Collateral Description (cont'd)
                                                      -------------------------------

  Group:                                 5/1 Product*           10/1 Product *             Combined Product
                                         -----------            ------------               ----------------
  Property Type:                      57.32% Single Family,        72.26% Single           63.17% Single Family,
                                           24.76% PUD,          Family, 9.88% PUD,              18.93% PUD,
                                           15.30% Condo,          15.21% Condo,                15.27% Condo,
                                        2.33% 2-4 Family,       0.73% 2-4 Family,            1.70% 2-4 Family,
                                         0.13% Townhouse,        0.00% Townhouse,            0.08% Townhouse,
                                           0.17% Co-op             1.92% Co-op                  0.85% Co-op

  Owner Occupancy:                  79.08% Owner Occupied,    71.48% Owner Occupied,      76.10% Owner Occupied,
                                     18.58% Second Home,        28.22% Second Home,         22.36% Second Home,
                                        2.34% Investor            0.30% Investor              1.54% Investor

  Geographic Distribution (> 5%):  CA 31.23%, NY 8.15%, FL       CA 35.49%, NY         CA 32.90%, NY 10.46%, FL
                                     7.87%, NJ 5.98%, CO       14.06%, FL 9.98%,            8.69%, NJ 5.05%
                                            5.91%             CT, 8.03%, HI 5.17%

* The description of the Collateral herein will be superceded by the description of the collateral in the Prospectus Supplement.
     Any additions or deletions are not anticipated to have a material impact on the information provided above.

This information has been prepared in connection with the issuance of securities representing beneficial interest in the above trust, the assets of which consist of Mortgage Loans described herein, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of Mortgage Loans underlying these securities. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus. To Our Readers Worldwide:
In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

----------------------------- ------------------------ ------------------------
 MORGAN STANLEY DEAN WITTER      [GRAPHIC OMITTED]         February 21, 2001
 Securitized Products Group

----------------------------- ------------------------ ------------------------

           Morgan Stanley Dean Witter Credit Corporation's Business
           --------------------------------------------------------

MSDWCC is an indirect wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. In August 1999, MSDWCC changed its name from NOVUS Financial Corporation to Morgan Stanley Credit Corporation, MSDWWCC was originally established in 1962 as Allstate Enterprises, Inc., the financing arm of Allstate Insurance Co.

MSDWCC is a retail residential mortgage lender that originates and services loans for borrowers who are clients of Morgan Stanley Dean Witter & Co. Clients are introduced to MSDWCC typically through Morgan Stanley Dean Witter brokerage account relationships, and through Discover Card cardmember relationships. MSDWCC utilizes each of these companies' sales forces to reinforce brand identity and customer relationships, in addition to marketing to these consumers directly through the mail or via inserts in existing account statements.

MSDWCC is structured to operate nationally on a remote basis and through the World Wide Web. Clients are provided toll-free telephone number access to loan officers who will discuss alternative products to meet specific needs. Loan officers take mortgage loan applications, and lead customers through the entire mortgage loan origination process, MSDWCC's loan origination, servicing, and collection systems are fully integrated providing a more flexible, user-friendly technology foundation and enhanced customer service. In order to provide convenient customer service for all U.S. properties, MSDWCC maintains corporate licensing/authorization to conduct business in all 50 states. All MSDWCC loans are serviced and supported by MSDWCC's servicing center located in Sioux Falls, South Dakota.

This information has been prepared in connection with the issuance of securities representing beneficial interest in the above trust, the assets of which consist of Mortgage Loans described herein, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of Mortgage Loans underlying these securities. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus. To Our Readers Worldwide:
In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

----------------------------- ------------------------ ------------------------
 MORGAN STANLEY DEAN WITTER      [GRAPHIC OMITTED]         February 21, 2001
 Securitized Products Group

----------------------------- ------------------------ ------------------------


                                                     Available Funds Cap Schedule
                                                     ----------------------------

  Period      Date       Available        Period     Date     Available Cash   Period      Date        Available
                         Cash Cap                               Cap Coupon                              Cash Cap
                          Coupon                                 (ACT/360)                               Coupon
                         (ACT/360)                                                                     (ACT/360)
--------------------------------------------------------------------------------------------------------------------
     0       2/25/2001           -          40      6/25/2004       16.10          80     10/25/2007        13.76
     1       3/25/2001       20.35          41      7/25/2004       16.55          81     11/25/2007        13.33
     2       4/25/2001       15.98          42      8/25/2004       16.33          82     12/25/2007        13.79
     3       5/25/2001       16.40          43      9/25/2004       16.45          83      1/25/2008        13.36
     4       6/25/2001       16.47          44     10/25/2004       16.91          84      2/25/2008        13.37
     5       7/25/2001       16.97          45     11/25/2004       16.70          85      3/25/2008        14.31
     6       8/25/2001       16.99          46     12/25/2004       17.16          86      4/25/2008        13.40
     7       9/25/2001       17.21          47      1/25/2005       16.96          87      5/25/2008        13.87
     8      10/25/2001       18.11          48      2/25/2005       17.09          88      6/25/2008        13.44
     9      11/25/2001       17.99          49      3/25/2005       13.84          89      7/25/2008        13.90
    10      12/25/2001       18.46          50      4/25/2005       12.87          90      8/25/2008        13.47
    11       1/25/2002       18.34          51      5/25/2005       13.29          91      9/25/2008        13.49
    12       2/25/2002       18.53          52      6/25/2005       13.02          92     10/25/2008        13.96
    13       3/25/2002       16.28          53      7/25/2005       13.41          93     11/25/2008        13.53
    14       4/25/2002       15.46          54      8/25/2005       13.14          94     12/25/2008        14.00
    15       5/25/2002       15.88          55      9/25/2005       13.20          95      1/25/2009        13.56
    16       6/25/2002       15.72          56     10/25/2005       13.59          96      2/25/2009        13.58
    17       7/25/2002       16.14          57     11/25/2005       13.33          97      3/25/2009        15.06
    18    `  8/25/2002       15.98          58     12/25/2005       14.33          98      4/25/2009        13.62
    19       9/25/2002       16.12          59      1/25/2006       14.82          99      5/25/2009        14.10
    20      10/25/2002       16.56          60      2/25/2006       15.69         100      6/25/2009        13.67
    21      11/25/2002       16.41          61      3/25/2006       20.02         101      7/25/2009        14.15
    22      12/25/2002       16.85          62      4/25/2006       13.10         102      8/25/2009        13.71
    23       1/25/2003       16.71          63      5/25/2006       13.54         103      9/25/2009        13.73
    24       2/25/2003       16.86          64      6/25/2006       13.12         104     10/25/2009        14.22
    25       3/25/2003       15.84          65      7/25/2006       13.56         105     11/25/2009        13.78
    26       4/25/2003       15.01          66      8/25/2006       13.14         106     12/25/2009        14.27
    27       5/25/2003       15.42          67      9/25/2006       13.15         107      1/25/2010        13.83
    28       6/25/2003       15.86          68     10/25/2006       13.60         108      2/25/2010        13.86
    29       7/25/2003       16.33          69     11/25/2006       13.17         109      3/25/2010        15.37
    30       8/25/2003       16.14          70     12/25/2006       13.62         110      4/25/2010        13.91
    31       9/25/2003       16.27          71      1/25/2007       13.19         111      5/25/2010        14.40
    32      10/25/2003       16.72          72      2/25/2007       13.21         112      6/25/2010        13.97
    33      11/25/2003       16.54          73      3/25/2007       14.63         113      7/25/2010        14.46
    34      12/25/2003       17.00          74      4/25/2007       13.23         114      8/25/2010        14.03
    35       1/25/2004       16.82          75      5/25/2007       13.69         115      9/25/2010        14.06
    36       2/25/2004       16.96          76      6/25/2007       13.26         116     10/25/2010        14.56
    37       3/25/2004       15.98          77      7/25/2007       13.71         117     11/25/2010        14.12
    38       4/25/2004       15.67          78      8/25/2007       13.28         118     12/25/2010        14.62
    39       5/25/2004       16.32          79      9/25/2007       13.30         119      1/25/2011        14.19


This information has been prepared in connection with the issuance of securities representing beneficial interest in the above trust, the assets of which consist of Mortgage Loans described herein, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of Mortgage Loans underlying these securities. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus. To Our Readers Worldwide:
In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

----------------------------- ------------------------ ------------------------
 MORGAN STANLEY DEAN WITTER      [GRAPHIC OMITTED]         February 21, 2001
 Securitized Products Group

----------------------------- ------------------------ ------------------------


                                                     Available Funds Cap Schedule Continued
                                                     --------------------------------------

  Period      Date       Available        Period     Date     Available Cash   Period      Date        Available
                         Cash Cap                               Cap Coupon                              Cash Cap
                          Coupon                                 (ACT/360)                               Coupon
                         (ACT/360)                                                                     (ACT/360)
--------------------------------------------------------------------------------------------------------------------
    120      2/25/2011     14.22            160     6/25/2014       17.12         200     10/25/2017       37.64
    121      3/25/2011     15.79            161     7/25/2014       17.84
    122      4/25/2011     14.30            162     8/25/2014       17.40
    123      5/25/2011     14.82            163     9/25/2014       17.55
    124      6/25/2011     14.38            164    10/25/2014       18.29
    125      7/25/2011     14.90            165    11/25/2014       17.86
    126      8/25/2011     14.46            166    12/25/2014       18.63
    127      9/25/2011     14.51            167     1/25/2015       18.20
    128     10/25/2011     15.04            168     2/25/2015       18.38
    129     11/25/2011     14.60            169     3/25/2015       20.56
    130     12/25/2011     15.14            170     4/25/2015       18.77
    131      1/25/2012     14.70            171     5/25/2015       19.61
    132      2/25/2012     14.75            172     6/25/2015       19.20
    133      3/25/2012     15.83            173     7/25/2015       20.07
    134      4/25/2012     14.86            174     8/25/2015       19.66
    135      5/25/2012     15.42            175     9/25/2015       19.91
    136      6/25/2012     14.98            176    10/25/2015       20.85
    137      7/25/2012     15.54            177    11/25/2015       20.46
    138      8/25/2012     15.10            178    12/25/2015       21.44
    139      9/25/2012     15.16            179     1/25/2016       21.06
    140     10/25/2012     15.74            180     2/25/2016       21.39
    141     11/25/2012     15.30            181     3/25/2016       23.24
    142     12/25/2012     15.88            182     4/25/2016       22.10
    143      1/25/2013     15.44            183     5/25/2016       23.24
    144      2/25/2013     15.51            184     6/25/2016       22.91
    145      3/25/2013     17.26            185     7/25/2016       24.13
    146      4/25/2013     15.67            186     8/25/2016       23.82
    147      5/25/2013     16.28            187     9/25/2016       24.33
    148      6/25/2013     15.84            188    10/25/2016       25.69
    149      7/25/2013     16.45            189    11/25/2016       25.44
    150      8/25/2013     16.01            190    12/25/2016       26.94
    151      9/25/2013     16.11            191     1/25/2017       26.74
    152     10/25/2013     16.75            192     2/25/2017       27.47
    153     11/25/2013     16.31            193     3/25/2017       31.28
    154     12/25/2013     16.96            194     4/25/2017       29.11
    155      1/25/2014     16.52            195     5/25/2017       31.05
    156      2/25/2014     16.63            196     6/25/2017       31.08
    157      3/25/2014     18.54            197     7/25/2017       33.29
    158      4/25/2014     16.87            198     8/25/2017       33.47
    159      5/25/2014     17.56            199     9/25/2017       34.86


This information has been prepared in connection with the issuance of securities representing beneficial interest in the above trust, the assets of which consist of Mortgage Loans described herein, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of Mortgage Loans underlying these securities. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus. To Our Readers Worldwide:
In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


   --------------------------------- ---------------------------- -------------------------
    MORGAN STANLEY DEAN WITTER            [GRAPHIC OMITTED]           February 20, 2001
    Securitized Products Group
   --------------------------------- ---------------------------- -------------------------

                              MBS New Transaction

                                   Termsheet

                  ------------------------------------------

                         Wednesday, February 21, 2001

                  ------------------------------------------

                                 $300,000,000

                                 (Approximate)

               Morgan Stanley Dean Witter Capital I 2001-1 Trust
                     Mortgage Pass-Through Certificates,
                                 Series 2001-1

                   Morgan Stanley Dean Witter Capital I Inc.

                                   Depositor

               Morgan Stanley Dean Witter Capital I 2001-1 Trust

                      Mortgage Pass-Through Certificates

                                 Series 2001-1

       THIS TERM SHEET IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE
                     PROSPECTUS AND PROSPECTUS SUPPLEMENT
          RELATING TO THE CERTIFICATES. PRIOR TO INVESTING IN THE CERTIFICATES
                          INVESTORS SHOULD CAREFULLY
               REVIEW THE PROSPECTUS AND PROSPECTUS SUPPLEMENT.

                            Transaction Highlights

    -------- ------------------- ----------------- ------------ ------------ -------------------- ------------------- ----------

                                 Expected Ratings    Credit       Average                                             Price
     Class     Class Size(1)       (S&P/Moody's)     Support       Life       Pricing Speed(4)        Benchmark         Talk
                                                                To Call(3)                                              (bps)
    ======== =================== ================= ============ ============ ==================== =================== ==========
      A-I        $300,000,000        AAA/Aaa        FSA Wrap      3.1296           20% CPR        1 Month LIBOR
    -------- ------------------- ----------------- ------------ ------------ -------------------- ------------------- ----------

         (1) Coupon will adjust each month to a per annum rate equal to the lesser of (i) 1-Month LIBOR plus [ ]bp (ii) [ ]% and
              (iii) the Net Weighted Average Mortgage Rate of the mortgage loans
         (2)  Subject to a variance of + / - 5%
         (3)  Assumes 5/1 Product balloons at end of year 5
         (4) 5/1 Product run at 20% CPR for 60 months and 100% thereafter; 10/1 Product run at 20% CPR

   Seller:                       Morgan Stanley Dean Witter Credit Corp.
                                 ("MSDWCC")

   Servicer:                     Morgan Stanley Dean Witter Credit Corp.

   Depositor:                    Morgan Stanley Dean Witter Capital I Inc.

   Trustee:                      Wells Fargo Bank Minnesota, N.A.

   Manager:                      MORGAN STANLEY DEAN WITTER (Sole Manager)

   Cut-Off Date:                 February 1, 2001

   Expected Pricing Date:        On or around February 22, 2001

   Expected Settlement Date:     February 27, 2001 through DTC, Euroclear and
                                 Cedel Bank

   Distribution Dates:           The 15th day of each month beginning March 15,
                                 2001

   Day Count Basis:              Actual/360

   Mortgage Loan Description:

                      10/ 1 Product                    5/1 Product

Loan Type    Adjustable, interest only for    Fixed interest only for 5
             10 years, fully amortizing       years, fully amortizing over
             over the remaining term          the remaining term

Index        1-month LIBOR         49.13%     6-month LIBOR Index     100.00%
             Index                            (semi-annual rate
             (monthly rate                    adjustment)
             adjustment)

             1-Year CMT Index      22.56%
             (monthly rate
             adjustment)

             6-month LIBOR         25.60%
             Index
             (semi-annual rate
             adjustment)

             1-Year CMT Index       2.71%
             (semi-annual rate
             adjustment)

   Periodic
   Cap       None                              First reset no cap; 2.00%
                                               thereafter

   Additional Collateral Loans:  Loans that have an LTV in excess of 80% are, generally, further collateralized by
                                 securities in the individual borrower's
                                 trading account. The amount of such
                                 collateral generally does not exceed 30% of the loan amount for purchases and 40% for investment properties.

   Pre-funding Account:          On the Settlement Date, approximately
                                 $60,000,000 will be deposited into the
                                 Pre-Funding Account to be withdrawn within 3 months after the Closing Date to purchase additional loans

   Pricing Speed:                5/1 Product run at 20% CPR for 60 months and
                                 100% thereafter; 10/1 Product run at 20% CPR

   Credit Enhancement:           100% FSA guaranty, excess spread and
                                 overcollateralization

   Certificate
   Insurer/Certificate
   Insurance Policy:             The FSA insurance policy will guarantee timely
                                 payment of interest and ultimate payment of principal by the final Distribution Date

   LIBOR Cap Interest Payments:  The trust fund includes five interest rate cap agreements. Under each cap agreement, the cap counterparty agrees to pay to the trust fund, on a monthly basis, a payment equal to the amount (if any) by which 1-month LIBOR exceeds 6.5% multiplied by a notional principal amount based on varying expirations up to 5 years (See Cap Schedule). Any payments made under the Cap Agreement will be referred to as LIBOR Cap Interest. LIBOR Cap Interest will only by used to make payments on Interest Carry Forward Amounts.

                                 Cap Schedule

                                    Year                  Outstanding Notional
                                 ----------             ------------------------

                                     1                        $175,000,000
                                     2                        $115,000,000
                                     3                         $85,000,000
                                     4                         $65,000,000
                                     5                         $25,000,000

   Prepayment Interest           To the extent a Prepayment Interest Shortfall
   Shortfalls:                   occurs, the Servicing Fee for any month will
                                 be reduced by an amount not to exceed the aggregate Servicing Fee for such Distribution
                                 Date.

   Step Up Coupon:               The margin on the Class A-I Certificates will
                                 increase to an amount two times the original margin with respect to the first Distribution
                                 Date following the earliest clean-up call date should the call not be exercised

   Clean-up Call:                10% clean-up call

   Denominations:                The Certificates will be issued in book-entry
                                 form in minimum denominations of $25,000 and integral multiples of $1 in excess thereof

   Trust Tax Status:             REMIC

   ERISA Eligibility:            The certificates will be ERISA eligible

   SMMEA Eligibility:            The certificates will be SMMEA eligible

   Risk Factors:                 The Certificates involve a
                                 significant degree of risk and are therefore appropriate only for investors (a) who are capable of analyzing and assessing (i) loss experience on a portfolio of mortgage loans having the characteristics of the mortgage loans described herein, (ii) payment and prepayment considerations of the mortgage loans and the Certificates, and (iii) structures of mortgage-backed securities and
                                 (b) who are capable of bearing the financial risk associated with an investment in the Certificates

                             Transaction Structure

     Credit Enhancement

     The Class A-I Certificates are credit enhanced by:

1)   FSA insurance policy,
2)   Excess spread from the Mortgage Loans,
3) An up-front overcollateralization requirement of 0.00% and will build to 1.00% from excess spread. After the 36th month and subject to certain tests, the overcollateralization requirement will equal the lesser of 2.00% of the outstanding principal balance of the Mortgage Loans and the initial overcollateralization amount, subject to a 50bps floor and certain delinquency triggers.

     Structure

     Cashflow Priority

     Distributions will be made on each Distribution Date from Available Funds and Supplemental Interest in the following order of priority:

1.       Current and unpaid Servicing Fee and Trustee Fees;
2.       Insurance Premium;
3.       Unreimbursed Advances to the Servicer;
4. Interest on Class A-I Certificates, any undistributed interest subject to Available Funds Cap;
5.       Principal on Class A-I Certificates;
6. Previously unreimbursed draws to the Insurer under the Policy and any other amounts owed to the Insurer pursuant to the Insurance Agreement;
7.       Class A-I overcollateralization requirement;
8. Basis risk shortfalls to the extent of Available Funds in the Reserve Fund, funded through LIBOR Cap Interest ;
9.       The remainder of Available Funds and LIBOR Cap Interest to the
         Class R Certificate.

     Pass-Through Rate

     The Class A-I Certificate Pass-Through at each Distribution Date will be a floating rate equal to the lesser of (i) 1-Month LIBOR plus [ ] bps,
     (ii) 12.75% and (iii) the weighted average Net Mortgage Rate (defined as the weighted average mortgage rate for the Mortgage Loans less the Servicing Fee, the Insurance Premium, the Trustee Fee and the carve out together not more than 0.90% on the outstanding balance of the Class A-I Certificates). Additional interest may be payable on the Class A-I certificates in excess of the weighted average Net Mortgage Rate to the extent of Available Funds on deposit in the Reserve Fund and through the Supplemental Interest and the LIBOR Cap Interest.

     Principal Payments

     Principal payments will be payable on the Class A-I Certificates on each Distribution Date in an amount equal to the Class A-I Principal Distribution Amount for such Distribution Date. The Class A-I Principal Distribution Amount for any Distribution Date will generally equal received or advanced scheduled principal amounts, unscheduled principal amounts, the principal portion of realized losses and the overcollaterlization increase amount, reduced by the overcollateralization reduction amount for such Distribution Date.

     Advances

     The Servicer is obligated to make advances of cash, which will be included with mortgage collections, in an amount equal to the delinquent monthly payments due on the immediately preceding monthly payment date. The Servicer is under no obligation to make advances to the extent it determines such advances are not recoverable from future payments or collections on the related Mortgage Loan or to guarantee or insure against losses.

                                                                      Collateral Description
                                                                      ----------------------


  Group:                                  5/1 Product*            10/1 Product *             Combined Product
  -----------------------------------------------------------------------------------------------------------
  Aggregate Balance:                      $146,354,943             $94,111,721                 $240,466,664

  Number of Loans:                            455                      101                         556

  Average Original Balance:                 $323,235                 $964,686                    $439,757

  Average Outstanding Balance:              $321,659                 $931,799                    $432,494

  Weighted Average Current Gross             7.928%                   8.303%                      8.074%
  Coupon:

  Weighted Average Months to Roll          58 Months                 2 Months                   36 Months

  Weighted Average Gross Margin:             2.00%                    1.95%                       1.98%

  Weighted Average Rate Periodic         0.00% / 2.00%            0.00% / 0.00%               0.00% / 2.00%*
  Cap (Initial/Periodic)

  Latest Scheduled Maturity:               02/01/2031               02/01/2026                  02/01/2031

  Loan Type:                         100.0% Fixed Rate for     49.1% 1-month LIBOR         19.2% 1-month LIBOR
                                        5 years, 6-month          (monthly rate         (monthly rate adjustment)
                                        LIBOR + 200 bps            adjustment)
                                           thereafter
                                                                 22.6% 1-year CMT            8.8% 1-year CMT
                                                                  (monthly rate         (monthly rate adjustment)
                                                                   adjustment)

                                                               25.6% 6-month LIBOR         70.9% 6-month LIBOR
                                                                (semi-annual rate           (semi-annual rate
                                                                   adjustment)                 adjustment)

                                                                 2.7% 1-year CMT             1.1% 1-year CMT
                                                                (semi-annual rate           (semi-annual rate
                                                                   adjustment)                 adjustment)

  Original Weighted Average Term:          360 Months               300 Months                  337 Months

  Remaining Weighted Average               358 Months               298 Months                  335 Months
  Maturity:

  Weighted Average Seasoning:               2 Months                 2 Months                    2 Months

  Weighted Average FICO Score:                715                      720                         717

  Lien Position:                            100% 1st                 100% 1st                    100% 1st

  Weighted Average Current Loan to           84.47%                   85.31%                      84.80%
  Value Ratio:

  Weighted Average Effective Loan            68.84%                   56.42%                      63.98%
  to Value

* Non-zero weighted Average

  Property Type:                        57.32% Single Family,       72.26% Single Family,        63.17% Single Family,
                                            24.76% PUD,                  9.88% PUD,                  18.93% PUD,
                                           15.30% Condo,               15.21% Condo,                15.27% Condo,
                                          2.33% 2-4 Family,           0.73% 2-4 Family,            1.70% 2-4 Family,
                                          0.13% Townhouse,            0.00% Townhouse,             0.08% Townhouse,
                                            0.17% Co-op                 1.92% Co-op                  0.85% Co-op


  Owner Occupancy:                    79.08% Owner Occupied,     71.48% Owner Occupied,      76.10% Owner Occupied,
                                       18.58% Second Home,        28.22% Second Home,          22.36% Second Home,
                                          2.34% Investor             0.30% Investor              1.54% Investor


  Geographic Distribution (> 5%):    CA 31.23%, NY 8.15%, FL    CA 35.49%, NY 14.06%, FL    CA 32.90%, NY 10.46%, FL
                                       7.87%, NJ 5.98%, CO     9.98%, CT, 8.03%, HI 5.17%        8.69%, NJ 5.05%
                                              5.91%

* The description of the Collateral herein will be superceded by the description of the collateral in the Prospectus Supplement.

            Any additions or deletions are not anticipated to have a material impact on the information provided above.

           Morgan Stanley Dean Witter Credit Corporation's Business

    MSDWCC is an indirect wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. In August 1999, MSDWCC changed its name from NOVUS Financial Corporation to Morgan Stanley Credit Corporation, MSDWWCC was originally established in 1962 as Allstate Enterprises, Inc., the financing arm of Allstate Insurance Co.

    MSDWCC is a retail residential mortgage lender that originates and services loans for borrowers who are clients of Morgan Stanley Dean Witter & Co. Clients are introduced to MSDWCC typically through Morgan Stanley Dean Witter brokerage account relationships, and through Discover Card cardmember relationships. MSDWCC utilizes each of these companies' sales forces to reinforce brand identity and customer relationships, in addition to marketing to these consumers directly through the mail or via inserts in existing account statements.

    MSDWCC is structured to operate nationally on a remote basis and through the World Wide Web. Clients are provided toll-free telephone number access to loan officers who will discuss alternative products to meet specific needs. Loan officers take mortgage loan applications, and lead customers through the entire mortgage loan origination process, MSDWCC's loan origination, servicing, and collection systems are fully integrated providing a more flexible, user-friendly technology foundation and enhanced customer service. In order to provide convenient customer service for all U.S. properties, MSDWCC maintains corporate licensing/authorization to conduct business in all 50 states. All MSDWCC loans are serviced and supported by MSDWCC's servicing center located in Sioux Falls, South Dakota.

                         Available Funds Cap Schedule


Period      Date        Available    Period      Date         Available     Period      Date          Available
                         Cash Cap                              Cash Cap                                Cash Cap
                          Coupon                               Coupon                                  Coupon
                        (ACT/360)                             (ACT/360)                               (ACT/360)
--------------------------------------------------------------------------------------------------------------------
   0     2/25/2001          -           67     9/25/2006        13.15         134     4/25/2012        14.86

   1     3/25/2001        20.35         68    10/25/2006        13.60         135     5/25/2012        15.42

   2     4/25/2001        15.98         69    11/25/2006        13.17         136     6/25/2012        14.98

   3     5/25/2001        16.40         70    12/25/2006        13.62         137     7/25/2012        15.54

   4     6/25/2001        16.47         71     1/25/2007        13.19         138     8/25/2012        15.10

   5     7/25/2001        16.97         72     2/25/2007        13.21         139     9/25/2012        15.16

   6     8/25/2001        16.99         73     3/25/2007        14.63         140    10/25/2012        15.74

   7     9/25/2001        17.21         74     4/25/2007        13.23         141    11/25/2012        15.30

   8    10/25/2001        18.11         75     5/25/2007        13.69         142    12/25/2012        15.88

   9    11/25/2001        17.99         76     6/25/2007        13.26         143     1/25/2013        15.44

  10    12/25/2001        18.46         77     7/25/2007        13.71         144     2/25/2013        15.51

  11     1/25/2002        18.34         78     8/25/2007        13.28         145     3/25/2013        17.26

  12     2/25/2002        18.53         79     9/25/2007        13.30         146     4/25/2013        15.67

  13     3/25/2002        16.28         80    10/25/2007        13.76         147     5/25/2013        16.28

  14     4/25/2002        15.46         81    11/25/2007        13.33         148     6/25/2013        15.84

  15     5/25/2002        15.88         82    12/25/2007        13.79         149     7/25/2013        16.45

  16     6/25/2002        15.72         83     1/25/2008        13.36         150     8/25/2013        16.01

  17     7/25/2002        16.14         84     2/25/2008        13.37         151     9/25/2013        16.11

  18     8/25/2002        15.98         85     3/25/2008        14.31         152    10/25/2013        16.75

  19     9/25/2002        16.12         86     4/25/2008        13.40         153    11/25/2013        16.31

  20    10/25/2002        16.56         87     5/25/2008        13.87         154    12/25/2013        16.96

  21    11/25/2002        16.41         88     6/25/2008        13.44         155     1/25/2014        16.52

  22    12/25/2002        16.85         89     7/25/2008        13.90         156     2/25/2014        16.63

  23     1/25/2003        16.71         90     8/25/2008        13.47         157     3/25/2014        18.54

  24     2/25/2003        16.86         91     9/25/2008        13.49         158     4/25/2014        16.87

  25     3/25/2003        15.84         92    10/25/2008        13.96         159     5/25/2014        17.56

  26     4/25/2003        15.01         93    11/25/2008        13.53         160     6/25/2014        17.12

  27     5/25/2003        15.42         94    12/25/2008        14.00         161     7/25/2014        17.84

  28     6/25/2003        15.86         95     1/25/2009        13.56         162     8/25/2014        17.40

  29     7/25/2003        16.33         96     2/25/2009        13.58         163     9/25/2014        17.55

  30     8/25/2003        16.14         97     3/25/2009        15.06         164    10/25/2014        18.29

  31     9/25/2003        16.27         98     4/25/2009        13.62         165    11/25/2014        17.86

  32    10/25/2003        16.72         99     5/25/2009        14.10         166    12/25/2014        18.63

  33    11/25/2003        16.54        100     6/25/2009        13.67         167     1/25/2015        18.20

  34    12/25/2003        17.00        101     7/25/2009        14.15         168     2/25/2015        18.38

  35     1/25/2004        16.82        102     8/25/2009        13.71         169     3/25/2015        20.56

  36     2/25/2004        16.96        103     9/25/2009        13.73         170     4/25/2015        18.77

  37     3/25/2004        15.98        104    10/25/2009        14.22         171     5/25/2015        19.61

  38     4/25/2004        15.67        105    11/25/2009        13.78         172     6/25/2015        19.20

  39     5/25/2004        16.32        106    12/25/2009        14.27         173     7/25/2015        20.07

  40     6/25/2004        16.10        107     1/25/2010        13.83         174     8/25/2015        19.66

  41     7/25/2004        16.55        108     2/25/2010        13.86         175     9/25/2015        19.91

  42     8/25/2004        16.33        109     3/25/2010        15.37         176    10/25/2015        20.85

  43     9/25/2004        16.45        110     4/25/2010        13.91         177    11/25/2015        20.46

  44    10/25/2004        16.91        111     5/25/2010        14.40         178    12/25/2015        21.44

  45    11/25/2004        16.70        112     6/25/2010        13.97         179     1/25/2016        21.06

  46    12/25/2004        17.16        113     7/25/2010        14.46         180     2/25/2016        21.39

  47     1/25/2005        16.96        114     8/25/2010        14.03         181     3/25/2016        23.24

  48     2/25/2005        17.09        115     9/25/2010        14.06         182     4/25/2016        22.10

  49     3/25/2005        13.84        116    10/25/2010        14.56         183     5/25/2016        23.24

  50     4/25/2005        12.87        117    11/25/2010        14.12         184     6/25/2016        22.91

  51     5/25/2005        13.29        118    12/25/2010        14.62         185     7/25/2016        24.13

  52     6/25/2005        13.02        119     1/25/2011        14.19         186     8/25/2016        23.82

  53     7/25/2005        13.41        120     2/25/2011        14.22         187     9/25/2016        24.33

  54     8/25/2005        13.14        121     3/25/2011        15.79         188    10/25/2016        25.69

  55     9/25/2005        13.20        122     4/25/2011        14.30         189    11/25/2016        25.44

  56    10/25/2005        13.59        123     5/25/2011        14.82         190    12/25/2016        26.94

  57    11/25/2005        13.33        124     6/25/2011        14.38         191     1/25/2017        26.74

  58    12/25/2005        14.33        125     7/25/2011        14.90         192     2/25/2017        27.47

  59     1/25/2006        14.82        126     8/25/2011        14.46         193     3/25/2017        31.28

  60     2/25/2006        15.69        127     9/25/2011        14.51         194     4/25/2017        29.11

  61     3/25/2006        20.02        128    10/25/2011        15.04         195     5/25/2017        31.05

  62     4/25/2006        13.10        129    11/25/2011        14.60         196     6/25/2017        31.08

  63     5/25/2006        13.54        130    12/25/2011        15.14         197     7/25/2017        33.29

  64     6/25/2006        13.12        131     1/25/2012        14.70         198     8/25/2017        33.47

  65     7/25/2006        13.56        132     2/25/2012        14.75         199     9/25/2017        34.86

  66     8/25/2006        13.14        133     3/25/2012        15.83         200    10/25/2017        37.64


This information has been prepared in connection with the issuance of securities representing beneficial interest in the above trust, the assets of which consist of Mortgage Loans described herein, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of Mortgage Loans underlying these securities. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus. To Our Readers Worldwide:
In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Combined Collateral                                                               MORGAN STANLEY DEAN WITTER CAPITAL I 2001-1 Trust
                                                                                                                        556 records
All records                                                                                                    Balance: 240,466,664
===================================================================================================================================

                                      Number                           % of
                                          of          Total           Total         Average        Weighted        Weighted
                                    Mortgage        Current         Current         Current         Average         Average
Loan Program                           Loans        Balance         Balance         Balance          Coupon          Margin
-----------------------------------------------------------------------------------------------------------------------------------
5 Year Fixed IO                          455     146,354,943.41       60.86         321,659           7.928           2.000
10 Year Adjustable Rate IO               101      94,111,721.04       39.14         931,799           8.303           1.953
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                   556     240,466,664.45      100.00         432,494           8.074           1.982
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                                   Weighted
                                    Weighted        Average        Weighted                        Weighted        Weighted
                                     Average         Months         Average        Weighted         Average         Average
                                     Maximum             to        Original         Average         Current       Effective
Loan Program                            Rate           Roll            Term       Seasoning             LTV             LTV
-----------------------------------------------------------------------------------------------------------------------------------
5 Year Fixed IO                       13.928             58             360               2           84.47           68.84
10 Year Adjustable Rate IO            13.399              2             300               2           85.31           56.42
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                13.721             36             337               2           84.80           63.98
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                     Percent        Percent
                                     Cashout          Owner
Loan Program                            Refi       Occupied
-----------------------------------------------------------
5 Year Fixed IO                         15.5           79.1
10 Year Adjustable Rate IO              22.8           71.5
-----------------------------------------------------------
Total:                                  18.4           76.1
-----------------------------------------------------------




                                      Number                           % of
                                          of          Total           Total         Average        Weighted        Weighted
                                    Mortgage        Current         Current         Current         Average         Average
Current Mortgage Rates (%)             Loans        Balance         Balance         Balance          Coupon          Margin
-----------------------------------------------------------------------------------------------------------------------------------
6.501 - 6.750                              1          95,000.00        0.04          95,000           6.750           2.000
6.751 - 7.000                             23       5,357,888.00        2.23         232,952           6.981           2.000
7.001 - 7.250                             54      14,253,825.00        5.93         263,960           7.203           1.975
7.251 - 7.500                             64      25,763,039.05       10.71         402,547           7.405           1.880
7.501 - 7.750                             42      12,517,839.87        5.21         298,044           7.692           1.978
7.751 - 8.000                            181      54,481,846.59       22.66         301,005           7.963           2.024
8.001 - 8.250                            129      59,379,991.29       24.69         460,310           8.150           1.891
8.251 - 8.500                             47      23,060,633.56        9.59         490,652           8.418           1.903
8.501 - 8.750                              8      17,845,813.59        7.42       2,230,727           8.674           1.983
8.751 - 9.000                              6      22,760,787.50        9.47       3,793,465           8.875           2.225
9.001 - 9.250                              1       4,950,000.00        2.06       4,950,000           9.125           2.375
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                   556     240,466,664.45      100.00         432,494           8.074           1.982
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 6.7500
Maximum: 9.1250
Weighted Average: 8.0745
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                                   Weighted
                                    Weighted        Average        Weighted                        Weighted        Weighted
                                     Average         Months         Average        Weighted         Average         Average
                                     Maximum             to        Original         Average         Current       Effective
Current Mortgage Rates (%)              Rate           Roll            Term       Seasoning             LTV             LTV
-----------------------------------------------------------------------------------------------------------------------------------
6.501 - 6.750                         12.000              1             300               0           74.80           74.80
6.751 - 7.000                         12.897             54             354               0           88.17           70.56
7.001 - 7.250                         13.149             55             355               0           84.45           69.39
7.251 - 7.500                         13.025             19             318               1           83.03           70.46
7.501 - 7.750                         13.598             54             354               1           89.72           72.04
7.751 - 8.000                         13.907             54             356               2           83.85           68.85
8.001 - 8.250                         13.854             41             342               2           85.42           66.07
8.251 - 8.500                         14.044             36             338               4           85.84           66.74
8.501 - 8.750                         13.787              9             307               3           88.39           58.26
8.751 - 9.000                         13.875              2             300               2           84.68           31.60
9.001 - 9.250                         14.125              5             300               1           64.71           64.71
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                13.721             36             337               2           84.80           63.98
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 6.7500
Maximum: 9.1250
Weighted Average: 8.0745
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                     Percent        Percent
                                     Cashout          Owner
Current Mortgage Rates (%)              Refi       Occupied
-----------------------------------------------------------
6.501 - 6.750                          100.0          100.0
6.751 - 7.000                           21.0           87.9
7.001 - 7.250                           24.0           70.4
7.251 - 7.500                            7.0           85.0
7.501 - 7.750                           17.9           77.8
7.751 - 8.000                           10.3           78.9
8.001 - 8.250                           17.1           74.3
8.251 - 8.500                           16.5           85.9
8.501 - 8.750                           38.4          100.0
8.751 - 9.000                           17.8           51.7
9.001 - 9.250                          100.0            0.0
-----------------------------------------------------------
Total:                                  18.4           76.1
-----------------------------------------------------------
Minimum: 6.7500
Maximum: 9.1250
Weighted Average: 8.0745
-----------------------------------------------------------

_______________________________________________________________________________
This information has been prepared in connection with the issuance of securities representing beneficial interest in the above trust, the assets of which consist of Mortgage Loans described herein, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of Mortgage Loans underlying these securities. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE
MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH
OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS. ANY CAPITALIZED TERMS USED
BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus. To Our Readers Worldwide:
In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd.
representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Combined Collateral                                                               MORGAN STANLEY DEAN WITTER CAPITAL I 2001-1 Trust
                                                                                                                        556 records
All records                                                                                                    Balance: 240,466,664
===================================================================================================================================

                                      Number                            % of
                                          of           Total           Total         Average       Weighted        Weighted
Current Mortgage Loan               Mortgage         Current         Current         Current        Average         Average
Principal Balance ($)                  Loans         Balance         Balance         Balance         Coupon          Margin
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                         80       5,862,622.21         2.44          73,283          7.764           1.989
100,000.01 - 200,000.00                  138      20,477,203.59         8.52         148,386          7.870           1.988
200,000.01 - 300,000.00                  100      24,891,739.97        10.35         248,917          7.754           1.954
300,000.01 - 400,000.00                   57      19,909,468.96         8.28         349,289          7.864           1.974
400,000.01 - 500,000.00                   58      26,397,428.76        10.98         455,128          7.838           1.941
500,000.01 - 600,000.00                   29      16,018,895.48         6.66         552,376          7.881           1.916
600,000.01 - 700,000.00                   21      13,761,784.17         5.72         655,323          7.893           1.933
700,000.01 - 800,000.00                   15      11,132,643.85         4.63         742,176          8.167           1.976
800,000.01 - 900,000.00                   13      11,130,264.00         4.63         856,174          7.884           1.873
900,000.01 - 1,000,000.00                 12      11,843,788.00         4.93         986,982          7.844           1.895
1,000,000.01 - 2,000,000.00               22      31,980,037.96        13.30       1,453,638          8.112           1.949
2,000,000.01 - 3,000,000.00                5      12,310,787.50         5.12       2,462,158          8.696           2.129
3,000,000.01 - 4,000,000.00                1       3,300,000.00         1.37       3,300,000          8.875           2.250
4,000,000.01 - 5,000,000.00                3      13,520,000.00         5.62       4,506,667          8.730           2.059
6,000,000.01 - 7,000,000.00                1       6,930,000.00         2.88       6,930,000          8.750           2.000
10,000,000.01 - 11,000,000.00              1      11,000,000.00         4.57      11,000,000          8.875           2.250
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                   556     240,466,664.45       100.00         432,494          8.074           1.982
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 13,516
Maximum: 11,000,000
Average: 432,494
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                                    Weighted
                                    Weighted         Average        Weighted                       Weighted        Weighted
                                     Average          Months         Average        Weighted        Average         Average
Current Mortgage Loan                Maximum              to        Original         Average        Current       Effective
Principal Balance ($)                   Rate            Roll            Term       Seasoning            LTV             LTV
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                     13.682              52             353               2          73.45           65.21
100,000.01 - 200,000.00               13.809              54             356               2          83.08           69.41
200,000.01 - 300,000.00               13.639              50             352               2          86.88           70.22
300,000.01 - 400,000.00               13.801              52             354               2          85.10           71.55
400,000.01 - 500,000.00               13.663              43             344               2          87.29           69.19
500,000.01 - 600,000.00               13.652              40             341               2          92.88           72.32
600,000.01 - 700,000.00               13.728              48             348               2          86.76           70.99
700,000.01 - 800,000.00               13.781              35             335               2          79.53           63.90
800,000.01 - 900,000.00               13.620              41             341               1          87.90           66.39
900,000.01 - 1,000,000.00             13.434              30             330               1          75.56           68.32
1,000,000.01 - 2,000,000.00           13.813              39             339               2          79.22           66.08
2,000,000.01 - 3,000,000.00           13.696               4             300               2          76.06           56.18
3,000,000.01 - 4,000,000.00           13.875               1             300               4          65.80           65.80
4,000,000.01 - 5,000,000.00           13.730               2             300               3          87.08           55.39
6,000,000.01 - 7,000,000.00           13.750               3             300               3         100.00           60.00
10,000,000.01 - 11,000,000.00         13.875               1             300               2         100.00            0.01
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                13.721              36             337               2          84.80           63.98
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 13,516
Maximum: 11,000,000
Average: 432,494
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                     Percent         Percent
Current Mortgage Loan                Cashout           Owner
Principal Balance ($)                   Refi        Occupied
-----------------------------------------------------------
0.01 - 100,000.00                       21.0            63.7
100,000.01 - 200,000.00                 18.8            77.5
200,000.01 - 300,000.00                  9.2            80.7
300,000.01 - 400,000.00                 20.3            78.7
400,000.01 - 500,000.00                  6.8            81.1
500,000.01 - 600,000.00                  9.9            79.4
600,000.01 - 700,000.00                  4.6            71.2
700,000.01 - 800,000.00                 20.2            86.8
800,000.01 - 900,000.00                 23.2            77.1
900,000.01 - 1,000,000.00               33.6            91.6
1,000,000.01 - 2,000,000.00             15.0            80.2
2,000,000.01 - 3,000,000.00             20.3            82.9
3,000,000.01 - 4,000,000.00            100.0           100.0
4,000,000.01 - 5,000,000.00             68.8            63.4
6,000,000.01 - 7,000,000.00              0.0           100.0
10,000,000.01 - 11,000,000.00            0.0             0.0
------------------------------------------------------------
Total:                                  18.4            76.1
------------------------------------------------------------
Minimum: 13,516
Maximum: 11,000,000
Average: 432,494
-----------------------------------------------------------

_______________________________________________________________________________
This information has been prepared in connection with the issuance of securities representing beneficial interest in the above trust, the assets of which consist of Mortgage Loans described herein, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of Mortgage Loans underlying these securities. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE
MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH
OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS. ANY CAPITALIZED TERMS USED
BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus. To Our Readers Worldwide:
In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd.
representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Combined Collateral                                                               MORGAN STANLEY DEAN WITTER CAPITAL I 2001-1 Trust
                                                                                                                        556 records
All records                                                                                                    Balance: 240,466,664
===================================================================================================================================

                                     Number                            % of
                                         of           Total           Total         Average        Weighted       Weighted
Current                            Mortgage         Current         Current         Current         Average        Average
Loan-to-Value Ratio (%)               Loans         Balance         Balance         Balance          Coupon         Margin
-----------------------------------------------------------------------------------------------------------------------------------
<= 50.00                                 42      15,817,663.74         6.58         376,611           8.073          2.012
50.01 - 55.00                            13       4,658,717.03         1.94         358,363           8.163          1.988
55.01 - 60.00                             9       4,290,029.30         1.78         476,670           7.984          1.953
60.01 - 65.00                            21      12,746,229.61         5.30         606,963           8.601          2.112
65.01 - 70.00                            27       9,159,260.05         3.81         339,232           8.239          2.090
70.01 - 75.00                            26      13,449,015.34         5.59         517,270           8.089          1.986
75.01 - 80.00                           149      50,397,784.39        20.96         338,240           7.858          1.964
80.01 - 85.00                             3         673,833.45         0.28         224,611           8.000          2.000
85.01 - 90.00                             9       7,900,358.34         3.29         877,818           8.069          1.728
90.01 - 95.00                             8       3,675,376.49         1.53         459,422           8.067          2.010
95.01 - 100.00                          248     117,465,396.71        48.85         473,651           8.097          1.979
100.01 >=                                 1         233,000.00         0.10         233,000           8.000          2.000
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                  556     240,466,664.45       100.00         432,494           8.074          1.982
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.91
Maximum: 105.43
Weighted Average: 84.80
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                                   Weighted
                                   Weighted         Average        Weighted                        Weighted       Weighted
                                    Average          Months         Average        Weighted         Average        Average
Current                             Maximum              to        Original         Average         Current      Effective
Loan-to-Value Ratio (%)                Rate            Roll            Term       Seasoning             LTV            LTV
-----------------------------------------------------------------------------------------------------------------------------------
<= 50.00                             13.698              35             336               2           41.55          42.17
50.01 - 55.00                        13.936              45             346               3           53.04          55.06
55.01 - 60.00                        13.889              54             354               1           56.70          57.40
60.01 - 65.00                        13.999              26             324               2           63.77          63.92
65.01 - 70.00                        13.820              33             334               3           67.01          67.02
70.01 - 75.00                        13.615              29             329               2           72.67          72.29
75.01 - 80.00                        13.651              43             344               2           79.25          79.14
80.01 - 85.00                        14.000              57             360               3           83.02          68.31
85.01 - 90.00                        13.525              27             327               2           88.66          59.82
90.01 - 95.00                        14.028              57             358               1           93.21          61.22
95.01 - 100.00                       13.715              34             335               2           99.79          60.13
100.01 >=                            14.000              57             360               3          105.43          75.43
-----------------------------------------------------------------------------------------------------------------------------------
Total:                               13.721              36             337               2           84.80          63.98
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.91
Maximum: 105.43
Weighted Average: 84.80
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                    Percent         Percent
Current                             Cashout           Owner
Loan-to-Value Ratio (%)                Refi        Occupied
-----------------------------------------------------------
<= 50.00                               23.9            76.3
50.01 - 55.00                          40.3            93.4
55.01 - 60.00                          61.6            45.5
60.01 - 65.00                          64.1            57.2
65.01 - 70.00                          48.8            95.7
70.01 - 75.00                          26.3            92.1
75.01 - 80.00                          19.3            82.9
80.01 - 85.00                           0.0            56.7
85.01 - 90.00                          13.4            74.7
90.01 - 95.00                           0.0            87.8
95.01 - 100.00                          7.6            72.3
100.01 >=                               0.0             0.0
-----------------------------------------------------------
Total:                                 18.4            76.1
-----------------------------------------------------------
Minimum: 4.91
Maximum: 105.43
Weighted Average: 84.80
-----------------------------------------------------------




                                     Number                            % of
                                         of           Total           Total         Average        Weighted       Weighted
                                   Mortgage         Current         Current         Current         Average        Average
Margin (%)                            Loans         Balance         Balance         Balance          Coupon         Margin
-----------------------------------------------------------------------------------------------------------------------------------
0.501 - 0.750                             1         497,000.00         0.21         497,000           7.375          0.750
0.751 - 1.000                             1         378,000.00         0.16         378,000           7.625          1.000
1.251 - 1.500                            25      15,162,715.23         6.31         606,509           8.067          1.500
1.501 - 1.750                            12       9,348,090.00         3.89         779,008           8.238          1.724
1.751 - 2.000                           498     180,144,936.96        74.91         361,737           7.945          1.987
2.001 - 2.250                            12      26,592,656.53        11.06       2,216,055           8.737          2.218
2.251 - 2.500                             5       8,244,750.00         3.43       1,648,950           8.650          2.399
2.501 - 2.750                             1          13,515.73         0.01          13,516           8.750          2.625
N/A                                       1          85,000.00         0.04          85,000           8.375          0.000
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                  556     240,466,664.45       100.00         432,494           8.074          1.982
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 0.7500
Maximum: 2.6250
Weighted Average: 1.9816
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                                   Weighted
                                   Weighted         Average        Weighted                        Weighted       Weighted
                                    Average          Months         Average        Weighted         Average        Average
                                    Maximum              to        Original         Average         Current      Effective
Margin (%)                             Rate            Roll            Term       Seasoning             LTV            LTV
-----------------------------------------------------------------------------------------------------------------------------------
0.501 - 0.750                        12.375               1             300               3          100.00          70.00
0.751 - 1.000                        12.625               1             300               1          100.00          70.00
1.251 - 1.500                        13.056               1             300               2           86.06          65.58
1.501 - 1.750                        13.257               1             300               3           85.89          59.88
1.751 - 2.000                        13.803              48             349               2           85.17          68.12
2.001 - 2.250                        13.737               2             300               2           85.67          35.25
2.251 - 2.500                        13.759               3             300               1           68.65          67.00
2.501 - 2.750                        13.750               4             300               2            4.91          70.00
N/A                                  13.375               4             300               2          100.00          70.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                               13.721              36             337               2           84.80          63.98
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 0.7500
Maximum: 2.6250
Weighted Average: 1.9816
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                    Percent         Percent
                                    Cashout           Owner
Margin (%)                             Refi        Occupied
-----------------------------------------------------------
0.501 - 0.750                           0.0           100.0
0.751 - 1.000                           0.0           100.0
1.251 - 1.500                          21.0            77.0
1.501 - 1.750                          13.0            87.0
1.751 - 2.000                          17.5            81.5
2.001 - 2.250                          12.4            50.7
2.251 - 2.500                          60.0            24.9
2.501 - 2.750                           0.0           100.0
N/A                                     0.0             0.0
-----------------------------------------------------------
Total:                                 18.4            76.1
-----------------------------------------------------------
Minimum: 0.7500
Maximum: 2.6250
Weighted Average: 1.9816
-----------------------------------------------------------

_______________________________________________________________________________
This information has been prepared in connection with the issuance of securities representing beneficial interest in the above trust, the assets of which consist of Mortgage Loans described herein, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of Mortgage Loans underlying these securities. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE
MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH
OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS. ANY CAPITALIZED TERMS USED
BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus. To Our Readers Worldwide:
In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd.
representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Combined Collateral                                                               MORGAN STANLEY DEAN WITTER CAPITAL I 2001-1 Trust
                                                                                                                        556 records
All records                                                                                                    Balance: 240,466,664
===================================================================================================================================

                                         Number                           % of
                                             of          Total           Total         Average        Weighted        Weighted
                                       Mortgage        Current         Current         Current         Average         Average
Initial Periodic Cap (%)                  Loans        Balance         Balance         Balance          Coupon          Margin
-----------------------------------------------------------------------------------------------------------------------------------
0.000                                       556     240,466,664.45      100.00         432,494           8.074           1.982
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                      556     240,466,664.45      100.00         432,494           8.074           1.982
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 0.0000
Maximum: 0.0000
Weighted Average: 0.0000
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                                      Weighted
                                       Weighted        Average        Weighted                        Weighted        Weighted
                                        Average         Months         Average        Weighted         Average         Average
                                        Maximum             to        Original         Average         Current       Effective
Initial Periodic Cap (%)                   Rate           Roll            Term       Seasoning             LTV             LTV
-----------------------------------------------------------------------------------------------------------------------------------
0.000                                    13.721             36             337               2           84.80           63.98
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                   13.721             36             337               2           84.80           63.98
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 0.0000
Maximum: 0.0000
Weighted Average: 0.0000
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                        Percent        Percent
                                        Cashout          Owner
Initial Periodic Cap (%)                   Refi       Occupied
--------------------------------------------------------------
0.000                                      18.4           76.1
--------------------------------------------------------------
Total:                                     18.4           76.1
--------------------------------------------------------------
Minimum: 0.0000
Maximum: 0.0000
Weighted Average: 0.0000
--------------------------------------------------------------




                                         Number                           % of
                                             of          Total           Total         Average        Weighted        Weighted
                                       Mortgage        Current         Current         Current         Average         Average
Periodic Cap (%)                          Loans        Balance         Balance         Balance          Coupon          Margin
-----------------------------------------------------------------------------------------------------------------------------------
0.000                                       101      94,111,721.04       39.14         931,799           8.303           1.953
2.000                                       455     146,354,943.41       60.86         321,659           7.928           2.000
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                      556     240,466,664.45      100.00         432,494           8.074           1.982
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 0.0000
Maximum: 2.0000
Non Zero Weighted Average: 2.0000
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                                      Weighted
                                       Weighted        Average        Weighted                        Weighted        Weighted
                                        Average         Months         Average        Weighted         Average         Average
                                        Maximum             to        Original         Average         Current       Effective
Periodic Cap (%)                           Rate           Roll            Term       Seasoning             LTV             LTV
-----------------------------------------------------------------------------------------------------------------------------------
0.000                                    13.399              2             300               2           85.31           56.42
2.000                                    13.928             58             360               2           84.47           68.84
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                   13.721             36             337               2           84.80           63.98
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 0.0000
Maximum: 2.0000
Non Zero Weighted Average: 2.0000
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                        Percent        Percent
                                        Cashout          Owner
Periodic Cap (%)                           Refi       Occupied
--------------------------------------------------------------
0.000                                      22.8           71.5
2.000                                      15.5           79.1
--------------------------------------------------------------
Total:                                     18.4           76.1
--------------------------------------------------------------
Minimum: 0.0000
Maximum: 2.0000
Non Zero Weighted Average: 2.0000
-----------------------------------------------------------

_______________________________________________________________________________
This information has been prepared in connection with the issuance of securities representing beneficial interest in the above trust, the assets of which consist of Mortgage Loans described herein, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of Mortgage Loans underlying these securities. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE
MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH
OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS. ANY CAPITALIZED TERMS USED
BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus. To Our Readers Worldwide:
In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd.
representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Combined Collateral                                                               MORGAN STANLEY DEAN WITTER CAPITAL I 2001-1 Trust
                                                                                                                        556 records
All records                                                                                                    Balance: 240,466,664
===================================================================================================================================

                                      Number                            % of
                                          of           Total           Total         Average        Weighted       Weighted
                                    Mortgage         Current         Current         Current         Average        Average
Maximum Mortgage Rates (%)             Loans         Balance         Balance         Balance          Coupon         Margin
-----------------------------------------------------------------------------------------------------------------------------------
11.751 - 12.000                            2         610,000.00         0.25         305,000           6.856          2.000
12.001 - 12.250                            2         317,300.00         0.13         158,650           7.178          1.731
12.251 - 12.500                            6       4,151,000.00         1.73         691,833           7.496          1.593
12.501 - 12.750                            6       3,154,750.00         1.31         525,792           7.459          1.824
12.751 - 13.000                           54      19,689,346.55         8.19         364,618           7.351          1.955
13.001 - 13.250                           80      31,175,549.26        12.96         389,694           7.755          1.792
13.251 - 13.500                           39      17,281,830.50         7.19         443,124           7.869          1.920
13.501 - 13.750                           46      27,158,240.60        11.29         590,397           8.270          1.989
13.751 - 14.000                          179      73,308,884.09        30.49         409,547           8.247          2.070
14.001 - 14.250                          103      46,890,407.03        19.50         455,247           8.258          2.040
14.251 - 14.500                           37      14,701,943.56         6.11         397,350           8.442          2.000
14.501 - 14.750                            2       2,027,412.86         0.84       1,013,706           8.625          2.000
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                   556     240,466,664.45       100.00         432,494           8.074          1.982
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 12.0000
Maximum: 14.6250
Weighted Average: 13.7207
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                                    Weighted
                                    Weighted         Average        Weighted                        Weighted       Weighted
                                     Average          Months         Average        Weighted         Average        Average
                                     Maximum              to        Original         Average         Current      Effective
Maximum Mortgage Rates (%)              Rate            Roll            Term       Seasoning             LTV            LTV
-----------------------------------------------------------------------------------------------------------------------------------
11.751 - 12.000                       12.000               1             300               0           96.08          70.75
12.001 - 12.250                       12.178               6             300               0          100.00          64.25
12.251 - 12.500                       12.421               1             300               1           82.35          73.44
12.501 - 12.750                       12.687               2             300               1           83.00          73.85
12.751 - 13.000                       12.965              16             315               2           87.28          72.60
13.001 - 13.250                       13.169              26             325               1           83.98          64.19
13.251 - 13.500                       13.408              28             327               2           82.32          63.01
13.501 - 13.750                       13.688              26             325               2           90.68          63.41
13.751 - 14.000                       13.937              41             341               2           84.48          57.19
14.001 - 14.250                       14.153              52             354               2           82.86          67.42
14.251 - 14.500                       14.442              55             360               5           85.54          71.81
14.501 - 14.750                       14.625              57             360               3           68.38          64.80
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                13.721              36             337               2           84.80          63.98
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 12.0000
Maximum: 14.6250
Weighted Average: 13.7207
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                     Percent         Percent
                                     Cashout           Owner
Maximum Mortgage Rates (%)              Refi        Occupied
-----------------------------------------------------------
11.751 - 12.000                         15.6           100.0
12.001 - 12.250                          0.0            42.5
12.251 - 12.500                          5.7            75.3
12.501 - 12.750                         14.8           100.0
12.751 - 13.000                         12.5            87.9
13.001 - 13.250                         20.6            68.9
13.251 - 13.500                          2.9            80.5
13.501 - 13.750                         33.5            89.8
13.751 - 14.000                         12.8            71.0
14.001 - 14.250                         26.5            68.9
14.251 - 14.500                         20.8            85.5
14.501 - 14.750                          0.0           100.0
------------------------------------------------------------
Total:                                  18.4            76.1
------------------------------------------------------------
Minimum: 12.0000
Maximum: 14.6250
Weighted Average: 13.7207
-----------------------------------------------------------

_______________________________________________________________________________
This information has been prepared in connection with the issuance of securities representing beneficial interest in the above trust, the assets of which consist of Mortgage Loans described herein, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of Mortgage Loans underlying these securities. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE
MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH
OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS. ANY CAPITALIZED TERMS USED
BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus. To Our Readers Worldwide:
In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd.
representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Combined Collateral                                                               MORGAN STANLEY DEAN WITTER CAPITAL I 2001-1 Trust
                                                                                                                        556 records
All records                                                                                                    Balance: 240,466,664
===================================================================================================================================

                                      Number                            % of
                                          of           Total           Total         Average        Weighted       Weighted
                                    Mortgage         Current         Current         Current         Average        Average
Month of Next Rate Adjustment          Loans         Balance         Balance         Balance          Coupon         Margin
-----------------------------------------------------------------------------------------------------------------------------------
2001-03-01                                81      67,472,036.28        28.06         832,988           8.154          1.899
2001-05-01                                 7      10,968,869.03         4.56       1,566,981           8.728          2.044
2001-06-01                                 5       4,008,515.73         1.67         801,703           8.626          1.836
2001-07-01                                 4       8,445,000.00         3.51       2,111,250           8.933          2.274
2001-08-01                                 4       3,217,300.00         1.34         804,325           7.907          2.086
2005-01-01                                 1         104,000.00         0.04         104,000           8.000          2.000
2005-02-01                                 4         756,500.00         0.31         189,125           8.252          2.000
2005-03-01                                10       2,253,164.46         0.94         225,316           8.364          2.000
2005-04-01                                 8       1,799,801.23         0.75         224,975           8.460          2.000
2005-05-01                                 2         506,106.27         0.21         253,053           8.500          2.000
2005-07-01                                 1         499,974.49         0.21         499,974           8.500          2.000
2005-10-01                                 1         452,200.00         0.19         452,200           8.250          2.000
2005-11-01                               100      30,016,047.05        12.48         300,160           8.166          2.000
2005-12-01                               112      39,460,697.75        16.41         352,328           8.123          2.000
2006-01-01                               114      41,211,469.16        17.14         361,504           7.888          2.000
2006-02-01                               102      29,294,983.00        12.18         287,206           7.377          2.000
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                   556     240,466,664.45       100.00         432,494           8.074          1.982
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 2001-03-01
Maximum: 2006-02-01
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                                    Weighted
                                    Weighted         Average        Weighted                        Weighted       Weighted
                                     Average          Months         Average        Weighted         Average        Average
                                     Maximum              to        Original         Average         Current      Effective
Month of Next Rate Adjustment           Rate            Roll            Term       Seasoning             LTV            LTV
-----------------------------------------------------------------------------------------------------------------------------------
2001-03-01                            13.288               1             300               2           86.24          54.16
2001-05-01                            13.728               3             300               3           98.02          61.55
2001-06-01                            13.626               4             300               2           64.31          63.89
2001-07-01                            13.933               5             300               1           67.84          67.33
2001-08-01                            12.907               6             300               0           94.26          48.31
2005-01-01                            14.000              47             360              13          100.00          70.00
2005-02-01                            14.252              48             360              12           91.75          66.51
2005-03-01                            14.364              49             360              11           77.69          69.54
2005-04-01                            14.460              50             360              10           88.67          69.41
2005-05-01                            14.500              51             360               9           72.63          72.69
2005-07-01                            14.500              53             360               7           99.99          70.00
2005-10-01                            14.250              56             360               4           42.74          42.74
2005-11-01                            14.166              57             360               3           81.89          68.37
2005-12-01                            14.123              58             360               2           87.34          70.99
2006-01-01                            13.888              59             360               1           85.26          68.09
2006-02-01                            13.377              60             360               0           82.75          67.73
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                13.721              36             337               2           84.80          63.98
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 2001-03-01
Maximum: 2006-02-01
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                     Percent         Percent
                                     Cashout           Owner
Month of Next Rate Adjustment           Refi        Occupied
------------------------------------------------------------
2001-03-01                              19.6            72.1
2001-05-01                               0.5            93.6
2001-06-01                              81.1            97.9
2001-07-01                              58.6            41.4
2001-08-01                               0.0            29.1
2005-01-01                               0.0           100.0
2005-02-01                              15.9           100.0
2005-03-01                              44.9            77.5
2005-04-01                               0.0           100.0
2005-05-01                             100.0           100.0
2005-07-01                               0.0           100.0
2005-10-01                               0.0           100.0
2005-11-01                              10.9            80.8
2005-12-01                              12.4            75.5
2006-01-01                              12.8            85.2
2006-02-01                              25.9            70.7
------------------------------------------------------------
Total:                                  18.4            76.1
------------------------------------------------------------
Minimum: 2001-03-01
Maximum: 2006-02-01
------------------------------------------------------------

_______________________________________________________________________________
This information has been prepared in connection with the issuance of securities representing beneficial interest in the above trust, the assets of which consist of Mortgage Loans described herein, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of Mortgage Loans underlying these securities. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE
MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH
OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS. ANY CAPITALIZED TERMS USED
BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus. To Our Readers Worldwide:
In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd.
representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Combined Collateral                                                               MORGAN STANLEY DEAN WITTER CAPITAL I 2001-1 Trust
                                                                                                                        556 records
All records                                                                                                    Balance: 240,466,664
===================================================================================================================================

                                       Number                           % of
                                           of           Total          Total         Average        Weighted        Weighted
                                     Mortgage         Current        Current         Current         Average         Average
Months to Next Rate Adjustment           Loans        Balance        Balance         Balance          Coupon          Margin
-----------------------------------------------------------------------------------------------------------------------------------
1                                          81       67,472,036.28      28.06         832,988           8.154           1.899
3                                           7       10,968,869.03       4.56       1,566,981           8.728           2.044
4                                           5        4,008,515.73       1.67         801,703           8.626           1.836
5                                           4        8,445,000.00       3.51       2,111,250           8.933           2.274
6                                           4        3,217,300.00       1.34         804,325           7.907           2.086
47                                          1          104,000.00       0.04         104,000           8.000           2.000
48                                          4          756,500.00       0.31         189,125           8.252           2.000
49                                         10        2,253,164.46       0.94         225,316           8.364           2.000
50                                          8        1,799,801.23       0.75         224,975           8.460           2.000
51                                          2          506,106.27       0.21         253,053           8.500           2.000
53                                          1          499,974.49       0.21         499,974           8.500           2.000
56                                          1          452,200.00       0.19         452,200           8.250           2.000
57                                        100       30,016,047.05      12.48         300,160           8.166           2.000
58                                        112       39,460,697.75      16.41         352,328           8.123           2.000
59                                        114       41,211,469.16      17.14         361,504           7.888           2.000
60                                        102       29,294,983.00      12.18         287,206           7.377           2.000
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                    556      240,466,664.45     100.00         432,494           8.074           1.982
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 1
Maximum: 60
Weighted Average: 36
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                                     Weighted
                                     Weighted         Average       Weighted                        Weighted        Weighted
                                      Average          Months        Average        Weighted         Average         Average
                                      Maximum              to       Original         Average         Current       Effective
Months to Next Rate Adjustment           Rate            Roll           Term       Seasoning             LTV             LTV
-----------------------------------------------------------------------------------------------------------------------------------
1                                      13.288               1            300               2           86.24           54.16
3                                      13.728               3            300               3           98.02           61.55
4                                      13.626               4            300               2           64.31           63.89
5                                      13.933               5            300               1           67.84           67.33
6                                      12.907               6            300               0           94.26           48.31
47                                     14.000              47            360              13          100.00           70.00
48                                     14.252              48            360              12           91.75           66.51
49                                     14.364              49            360              11           77.69           69.54
50                                     14.460              50            360              10           88.67           69.41
51                                     14.500              51            360               9           72.63           72.69
53                                     14.500              53            360               7           99.99           70.00
56                                     14.250              56            360               4           42.74           42.74
57                                     14.166              57            360               3           81.89           68.37
58                                     14.123              58            360               2           87.34           70.99
59                                     13.888              59            360               1           85.26           68.09
60                                     13.377              60            360               0           82.75           67.73
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                 13.721              36            337               2           84.80           63.98
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 1
Maximum: 60
Weighted Average: 36
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                      Percent         Percent
                                      Cashout           Owner
Months to Next Rate Adjustment           Refi        Occupied
-----------------------------------------------------------
1                                        19.6            72.1
3                                         0.5            93.6
4                                        81.1            97.9
5                                        58.6            41.4
6                                         0.0            29.1
47                                        0.0           100.0
48                                       15.9           100.0
49                                       44.9            77.5
50                                        0.0           100.0
51                                      100.0           100.0
53                                        0.0           100.0
56                                        0.0           100.0
57                                       10.9            80.8
58                                       12.4            75.5
59                                       12.8            85.2
60                                       25.9            70.7
-------------------------------------------------------------
Total:                                   18.4            76.1
-------------------------------------------------------------
Minimum: 1
Maximum: 60
Weighted Average: 36
-------------------------------------------------------------

_______________________________________________________________________________
This information has been prepared in connection with the issuance of securities representing beneficial interest in the above trust, the assets of which consist of Mortgage Loans described herein, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of Mortgage Loans underlying these securities. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE
MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH
OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS. ANY CAPITALIZED TERMS USED
BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus. To Our Readers Worldwide:
In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd.
representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Combined Collateral                                                               MORGAN STANLEY DEAN WITTER CAPITAL I 2001-1 Trust
                                                                                                                        556 records
All records                                                                                                    Balance: 240,466,664
===================================================================================================================================

                                  Number                            % of
Geographic                            of           Total           Total        Average        Weighted        Weighted
Distribution                    Mortgage         Current         Current        Current         Average         Average
by Balance                         Loans         Balance         Balance        Balance          Coupon          Margin
-----------------------------------------------------------------------------------------------------------------------------------
California                           128      79,113,445.37        32.90        618,074           8.077           2.000
New York                              42      25,157,964.60        10.46        598,999           8.225           1.918
Florida                               65      20,901,752.27         8.69        321,565           8.173           2.041
New Jersey                            29      12,137,128.66         5.05        418,522           7.839           1.886
Colorado                              24      10,218,880.14         4.25        425,787           7.954           1.876
Illinois                              21       8,064,558.33         3.35        384,027           7.871           1.998
Connecticut                            5       7,998,187.50         3.33      1,599,638           8.957           2.314
Texas                                 27       7,671,156.01         3.19        284,117           7.921           2.063
Hawaii                                 8       7,515,520.00         3.13        939,440           8.303           1.990
Virginia                              14       6,666,285.50         2.77        476,163           7.947           1.994
Washington                             9       5,100,326.54         2.12        566,703           8.300           1.867
Nevada                                 9       5,060,645.72         2.10        562,294           8.164           1.895
Georgia                               15       5,033,426.27         2.09        335,562           7.909           1.896
Massachusetts                         12       3,538,964.91         1.47        294,914           7.745           1.956
Pennsylvania                          11       3,344,046.49         1.39        304,004           8.105           2.000
Maryland                              10       3,255,000.00         1.35        325,500           7.875           1.981
Ohio                                  15       2,608,362.74         1.08        173,891           7.777           1.969
North Carolina                        11       2,588,281.88         1.08        235,298           7.855           1.955
Oklahoma                               5       2,337,983.00         0.97        467,597           7.976           1.786
Louisiana                             10       2,191,743.55         0.91        219,174           7.593           1.982
South Carolina                         7       1,854,900.00         0.77        264,986           7.754           1.991
Michigan                               8       1,821,063.23         0.76        227,633           8.070           1.889
Arizona                                8       1,755,730.71         0.73        219,466           8.014           1.945
Oregon                                 6       1,567,850.00         0.65        261,308           7.592           2.000
Tennessee                              6       1,471,420.00         0.61        245,237           7.983           1.873
Indiana                                3       1,399,100.00         0.58        466,367           7.828           2.000
Montana                                1       1,306,250.00         0.54      1,306,250           8.375           2.000
Missouri                               7       1,144,888.65         0.48        163,556           7.866           2.132
New Hampshire                          2       1,074,000.00         0.45        537,000           8.049           2.000
Alabama                                6         995,900.00         0.41        165,983           7.895           1.993
New Mexico                             4         981,492.14         0.41        245,373           7.849           2.039
Minnesota                              4         624,749.33         0.26        156,187           7.748           1.950
Maine                                  2         505,830.00         0.21        252,915           7.637           2.000
Vermont                                1         500,000.00         0.21        500,000           8.125           1.500
Wisconsin                              4         450,534.98         0.19        112,634           7.667           2.000
Delaware                               3         399,992.08         0.17        133,331           7.993           1.735
Arkansas                               2         354,000.00         0.15        177,000           7.624           2.000
Utah                                   3         326,003.85         0.14        108,668           7.881           2.000
Wyoming                                1         259,000.00         0.11        259,000           8.000           2.000
Kentucky                               1         230,000.00         0.10        230,000           8.250           2.000
Idaho                                  1         220,000.00         0.09        220,000           7.250           2.000
Rhode Island                           1         220,000.00         0.09        220,000           8.125           2.000
Mississippi                            2         171,300.00         0.07         85,650           7.772           2.000
South Dakota                           1         160,000.00         0.07        160,000           7.125           2.000
-----------------------------------------------------------------------------------------------------------------------------------



                                                Weighted
                                Weighted         Average        Weighted                       Weighted        Weighted
Geographic                       Average          Months         Average       Weighted         Average         Average
Distribution                     Maximum              to        Original        Average         Current       Effective
by Balance                          Rate            Roll            Term      Seasoning             LTV             LTV
-----------------------------------------------------------------------------------------------------------------------------------
California                        13.719              34             335              2           86.00           56.97
New York                          13.710              29             328              2           83.97           65.12
Florida                           13.746              33             333              2           84.97           68.39
New Jersey                        13.600              42             343              1           86.08           69.89
Colorado                          13.801              50             351              2           81.22           66.35
Illinois                          13.537              37             337              1           80.25           66.74
Connecticut                       14.012               6             303              2           61.61           60.20
Texas                             13.614              38             340              2           89.14           73.54
Hawaii                            13.682              21             321              3           98.94           58.60
Virginia                          13.874              52             353              2           90.77           68.15
Washington                        13.641              14             313              3           78.62           66.46
Nevada                            13.934              45             347              3           80.66           59.11
Georgia                           13.612              40             341              2           88.54           74.69
Massachusetts                     13.426              38             339              1           83.19           71.69
Pennsylvania                      14.079              55             358              3           81.44           74.48
Maryland                          13.800              49             351              3           91.17           72.39
Ohio                              13.652              41             343              3           88.52           69.94
North Carolina                    13.764              52             355              2           90.23           67.81
Oklahoma                          13.549              33             334              2           79.22           69.17
Louisiana                         13.539              50             351              1           88.31           72.45
South Carolina                    13.681              55             356              1           84.53           66.71
Michigan                          13.848              45             347              3           77.32           66.55
Arizona                           13.905              52             353              2           94.30           69.55
Oregon                            13.592              59             360              1           89.38           70.06
Tennessee                         13.346              29             329              2           56.37           48.54
Indiana                           13.828              59             360              1           91.17           70.96
Montana                           14.375              58             360              2           77.99           77.99
Missouri                          13.648              27             328              2           87.32           70.50
New Hampshire                     14.049              58             360              2           92.10           73.95
Alabama                           13.843              56             357              1           93.19           72.90
New Mexico                        13.537              41             341              2           64.72           72.98
Minnesota                         13.597              34             336              3           71.65           71.68
Maine                             13.637              59             360              1           90.17           73.46
Vermont                           12.500               1             300              3           95.24           65.24
Wisconsin                         13.667              59             360              1           85.16           65.41
Delaware                          13.462              28             328              2           99.90           69.90
Arkansas                          13.624              59             360              1          100.00           70.00
Utah                              13.881              58             360              2           96.24           69.03
Wyoming                           14.000              59             360              1          100.00           70.00
Kentucky                          14.250              57             360              3          100.00           70.00
Idaho                             13.250              60             360              0          100.00           70.00
Rhode Island                      14.125              57             360              3          100.00           70.00
Mississippi                       13.772              58             360              2           91.50           74.25
South Dakota                      13.125              60             360              0           86.02           56.02
-----------------------------------------------------------------------------------------------------------------------------------



Geographic                       Percent         Percent
Distribution                     Cashout           Owner
by Balance                          Refi        Occupied
--------------------------------------------------------
California                           6.5            71.8
New York                             6.1            82.7
Florida                             25.1            74.8
New Jersey                          19.1            84.1
Colorado                            27.4            60.6
Illinois                            25.2            86.6
Connecticut                         61.9            38.1
Texas                                0.0            96.1
Hawaii                              57.9            91.9
Virginia                             6.0            91.4
Washington                          57.0            81.9
Nevada                               0.0            80.2
Georgia                             31.3           100.0
Massachusetts                       11.8            57.5
Pennsylvania                        23.2            82.3
Maryland                            33.1            68.6
Ohio                                19.7            94.2
North Carolina                      22.8            46.3
Oklahoma                            85.5           100.0
Louisiana                           33.3            91.5
South Carolina                      27.1            57.8
Michigan                             0.0            63.8
Arizona                              3.5            74.4
Oregon                              30.5            85.1
Tennessee                           61.7            95.9
Indiana                              0.0           100.0
Montana                            100.0             0.0
Missouri                             6.1            86.4
New Hampshire                       39.5           100.0
Alabama                             32.3            56.5
New Mexico                           0.0           100.0
Minnesota                           24.0           100.0
Maine                                0.0             0.0
Vermont                              0.0           100.0
Wisconsin                            0.0            83.4
Delaware                             0.0            47.0
Arkansas                             0.0            74.9
Utah                                 0.0            35.3
Wyoming                            100.0           100.0
Kentucky                             0.0           100.0
Idaho                                0.0           100.0
Rhode Island                         0.0           100.0
Mississippi                          0.0            42.5
South Dakota                       100.0           100.0
--------------------------------------------------------
Continued...
--------------------------------------------------------

_______________________________________________________________________________
This information has been prepared in connection with the issuance of securities representing beneficial interest in the above trust, the assets of which consist of Mortgage Loans described herein, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of Mortgage Loans underlying these securities. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE
MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH
OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS. ANY CAPITALIZED TERMS USED
BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus. To Our Readers Worldwide:
In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd.
representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Combined Collateral                                                               MORGAN STANLEY DEAN WITTER CAPITAL I 2001-1 Trust
                                                                                                                        556 records
All records                                                                                                    Balance: 240,466,664
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
 ...continued
-----------------------------------------------------------------------------------------------------------------------------------
                                        Number                           % of
Geographic                                  of           Total          Total         Average        Weighted        Weighted
Distribution                          Mortgage         Current        Current         Current         Average         Average
by Balance                               Loans         Balance        Balance         Balance          Coupon          Margin
-----------------------------------------------------------------------------------------------------------------------------------
Kansas                                       1         115,000.00        0.05         115,000           7.125           2.000
Iowa                                         1          54,000.00        0.02          54,000           7.750           2.000
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                     556     240,466,664.45      100.00         432,494           8.074           1.982
-----------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 46
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                                      Weighted
                                      Weighted         Average       Weighted                        Weighted        Weighted
Geographic                             Average          Months        Average        Weighted         Average         Average
Distribution                           Maximum              to       Original         Average         Current       Effective
by Balance                                Rate            Roll           Term       Seasoning             LTV             LTV
-----------------------------------------------------------------------------------------------------------------------------------
Kansas                                  13.125              60            360               0           76.67           76.67
Iowa                                    13.750              59            360               1           79.41           79.41
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                  13.721              36            337               2           84.80           63.98
-----------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 46
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

Geographic                             Percent         Percent
Distribution                           Cashout           Owner
by Balance                                Refi        Occupied
--------------------------------------------------------------
Kansas                                   100.0           100.0
Iowa                                     100.0           100.0
--------------------------------------------------------------
Total:                                    18.4            76.1
--------------------------------------------------------------
Number of States Represented: 46
--------------------------------------------------------------




                                        Number                           % of
                                            of           Total          Total         Average        Weighted        Weighted
                                      Mortgage         Current        Current         Current         Average         Average
Property Type                            Loans         Balance        Balance         Balance          Coupon          Margin
-----------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                    320     151,901,576.80       63.17         474,692           8.111           1.998
PUD                                        118      45,532,078.11       18.93         385,865           7.909           1.937
Condo                                      100      36,709,976.17       15.27         367,100           8.109           1.979
2-4 Family                                  12       4,088,272.93        1.70         340,689           7.994           1.922
Co-op                                        5       2,049,860.44        0.85         409,972           8.660           1.923
Townhouse                                    1         184,900.00        0.08         184,900           7.000           2.000
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                     556     240,466,664.45      100.00         432,494           8.074           1.982
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                                      Weighted
                                      Weighted         Average       Weighted                        Weighted        Weighted
                                       Average          Months        Average        Weighted         Average         Average
                                       Maximum              to       Original         Average         Current       Effective
Property Type                             Rate            Roll           Term       Seasoning             LTV             LTV
-----------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                 13.704              33            333               2           84.16           61.65
PUD                                     13.764              47            348               2           86.92           69.90
Condo                                   13.733              36            337               2           85.20           66.62
2-4 Family                              13.751              49            350               2           95.54           64.97
Co-op                                   13.779               9            307               2           54.57           54.57
Townhouse                               13.000              60            360               0          100.00           70.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                  13.721              36            337               2           84.80           63.98
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                       Percent         Percent
                                       Cashout           Owner
Property Type                             Refi        Occupied
-----------------------------------------------------------
Single Family Residence                   20.1            74.5
PUD                                       17.6            82.6
Condo                                     12.6            76.9
2-4 Family                                 4.0            48.1
Co-op                                     36.6            87.5
Townhouse                                  0.0           100.0
--------------------------------------------------------------
Total:                                    18.4            76.1
--------------------------------------------------------------




                                        Number                           % of
                                            of           Total          Total         Average        Weighted        Weighted
                                      Mortgage         Current        Current         Current         Average         Average
Occupancy                                Loans         Balance        Balance         Balance          Coupon          Margin
-----------------------------------------------------------------------------------------------------------------------------------
Primary                                    431     183,004,801.54       76.10         424,605           8.037           1.960
Second Home                                103      53,759,646.17       22.36         521,938           8.220           2.054
Investment                                  22       3,702,216.74        1.54         168,283           7.836           1.978
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                     556     240,466,664.45      100.00         432,494           8.074           1.982
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                                      Weighted
                                      Weighted         Average       Weighted                        Weighted        Weighted
                                       Average          Months        Average        Weighted         Average         Average
                                       Maximum              to       Original         Average         Current       Effective
Occupancy                                 Rate            Roll           Term       Seasoning             LTV             LTV
-----------------------------------------------------------------------------------------------------------------------------------
Primary                                 13.710              37            338               2           84.30           67.48
Second Home                             13.754              31            330               2           86.09           52.39
Investment                              13.777              54            355               1           90.51           59.14
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                  13.721              36            337               2           84.80           63.98
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                       Percent         Percent
                                       Cashout           Owner
Occupancy                                 Refi        Occupied
--------------------------------------------------------------
Primary                                   18.6           100.0
Second Home                               18.5             0.0
Investment                                 6.2             0.0
--------------------------------------------------------------
Total:                                    18.4            76.1
--------------------------------------------------------------

_______________________________________________________________________________
This information has been prepared in connection with the issuance of securities representing beneficial interest in the above trust, the assets of which consist of Mortgage Loans described herein, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of Mortgage Loans underlying these securities. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE
MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH
OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS. ANY CAPITALIZED TERMS USED
BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus. To Our Readers Worldwide:
In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd.
representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Combined Collateral                                                               MORGAN STANLEY DEAN WITTER CAPITAL I 2001-1 Trust
                                                                                                                        556 records
All records                                                                                                    Balance: 240,466,664
===================================================================================================================================

                                    Number                            % of
                                        of           Total           Total         Average       Weighted        Weighted
                                  Mortgage         Current         Current         Current        Average         Average
Purpose                              Loans         Balance         Balance         Balance         Coupon          Margin
-----------------------------------------------------------------------------------------------------------------------------------
Purchase                               436     187,632,548.01        78.03         430,350          8.047           1.978
Refinance - Cashout                     89      44,148,745.79        18.36         496,053          8.233           2.005
Refinance - Rate Term                   21       5,937,812.97         2.47         282,753          7.726           1.926
Other                                    8       2,224,657.68         0.93         278,082          8.223           2.000
Home Improvement                         2         522,900.00         0.22         261,450          8.000           2.000
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                 556     240,466,664.45       100.00         432,494          8.074           1.982
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                                  Weighted
                                  Weighted         Average        Weighted                       Weighted        Weighted
                                   Average          Months         Average        Weighted        Average         Average
                                   Maximum              to        Original         Average        Current       Effective
Purpose                               Rate            Roll            Term       Seasoning            LTV             LTV
-----------------------------------------------------------------------------------------------------------------------------------
Purchase                            13.713              37             337               2          88.40           64.00
Refinance - Cashout                 13.762              31             331               2          72.41           63.71
Refinance - Rate Term               13.568              50             351               1          72.94           65.86
Other                               13.863              37             338               2          62.19           60.75
Home Improvement                    14.000              59             360               1          67.82           67.83
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              13.721              36             337               2          84.80           63.98
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                   Percent         Percent
                                   Cashout           Owner
Purpose                               Refi        Occupied
-----------------------------------------------------------
Purchase                               0.0            74.9
Refinance - Cashout                  100.0            76.9
Refinance - Rate Term                  0.0            97.6
Other                                  0.0            95.2
Home Improvement                       0.0           100.0
----------------------------------------------------------
Total:                                18.4            76.1
----------------------------------------------------------




                                    Number                            % of
                                        of           Total           Total         Average       Weighted        Weighted
                                  Mortgage         Current         Current         Current        Average         Average
Documentation Level                  Loans         Balance         Balance         Balance         Coupon          Margin
-----------------------------------------------------------------------------------------------------------------------------------
Alternative                            283     128,117,921.41        53.28         452,714          8.098           1.955
Lite                                   263     110,355,538.08        45.89         419,603          8.047           2.012
Full                                     6       1,054,839.58         0.44         175,807          7.646           2.000
No Income Verifier                       3         838,388.30         0.35         279,463          8.510           2.000
Unknown                                  1          99,977.08         0.04          99,977          8.125           2.000
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                 556     240,466,664.45       100.00         432,494          8.074           1.982
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                                  Weighted
                                  Weighted         Average        Weighted                       Weighted        Weighted
                                   Average          Months         Average        Weighted        Average         Average
                                   Maximum              to        Original         Average        Current       Effective
Documentation Level                   Rate            Roll            Term       Seasoning            LTV             LTV
-----------------------------------------------------------------------------------------------------------------------------------
Alternative                         13.736              35             336               2          82.94           67.41
Lite                                13.698              37             337               2          87.02           59.94
Full                                13.646              59             360               1          85.80           66.29
No Income Verifier                  14.510              58             360               2          80.76           72.10
Unknown                             14.125              58             360               2          27.02           27.03
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              13.721              36             337               2          84.80           63.98
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                   Percent         Percent
                                   Cashout           Owner
Documentation Level                   Refi        Occupied
-----------------------------------------------------------
Alternative                           20.9            83.4
Lite                                  15.8            67.2
Full                                   0.0            90.9
No Income Verifier                     0.0           100.0
Unknown                                0.0           100.0
----------------------------------------------------------
Total:                                18.4            76.1
----------------------------------------------------------




                                    Number                            % of
                                        of           Total           Total         Average       Weighted        Weighted
Lien                              Mortgage         Current         Current         Current        Average         Average
Position                             Loans         Balance         Balance         Balance         Coupon          Margin
-----------------------------------------------------------------------------------------------------------------------------------
1st Lien                               556     240,466,664.45       100.00         432,494          8.074           1.982
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                 556     240,466,664.45       100.00         432,494          8.074           1.982
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                                  Weighted
                                  Weighted         Average        Weighted                       Weighted        Weighted
                                   Average          Months         Average        Weighted        Average         Average
Lien                               Maximum              to        Original         Average        Current       Effective
Position                              Rate            Roll            Term       Seasoning            LTV             LTV
-----------------------------------------------------------------------------------------------------------------------------------
1st Lien                            13.721              36             337               2          84.80           63.98
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              13.721              36             337               2          84.80           63.98
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                   Percent         Percent
Lien                               Cashout           Owner
Position                              Refi        Occupied
----------------------------------------------------------
1st Lien                              18.4            76.1
----------------------------------------------------------
Total:                                18.4            76.1
----------------------------------------------------------

_______________________________________________________________________________
This information has been prepared in connection with the issuance of securities representing beneficial interest in the above trust, the assets of which consist of Mortgage Loans described herein, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of Mortgage Loans underlying these securities. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE
MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH
OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS. ANY CAPITALIZED TERMS USED
BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus. To Our Readers Worldwide:
In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd.
representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Combined Collateral                                                               MORGAN STANLEY DEAN WITTER CAPITAL I 2001-1 Trust
                                                                                                                        556 records
All records                                                                                                    Balance: 240,466,664
===================================================================================================================================

                                         Number                              % of
                                             of             Total           Total         Average        Weighted        Weighted
FICO                                   Mortgage           Current         Current         Current         Average         Average
Score                                     Loans           Balance         Balance         Balance          Coupon          Margin
-----------------------------------------------------------------------------------------------------------------------------------
= 0                                           7         4,129,173.00          1.72         589,882           8.030          1.910
501 - 525                                     2           236,900.00          0.10         118,450           8.380          2.000
526 - 550                                     3           697,600.00          0.29         232,533           7.883          2.000
551 - 575                                     7         1,456,735.21          0.61         208,105           8.156          2.000
576 - 600                                    17         4,126,361.88          1.72         242,727           7.786          1.966
601 - 625                                    18         5,745,267.42          2.39         319,182           7.862          2.000
626 - 650                                    39        13,449,062.21          5.59         344,848           7.953          1.912
651 - 675                                    48        20,980,270.18          8.72         437,089           8.141          2.018
676 - 700                                    62        29,946,429.13         12.45         483,007           8.146          1.940
701 - 725                                    76        57,438,917.76         23.89         755,775           8.338          2.028
726 - 750                                    86        35,207,328.25         14.64         409,388           8.052          1.975
751 - 775                                    99        37,741,445.89         15.70         381,227           7.836          1.945
776 - 800                                    75        24,230,300.12         10.08         323,071           7.952          2.044
801 - 825                                    16         4,695,873.40          1.95         293,492           7.683          1.783
826 - 850                                     1           385,000.00          0.16         385,000           8.250          2.000
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                      556       240,466,664.45        100.00         432,494           8.074          1.982
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 514
Maximum: 826
Weighted Average: 717
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                                         Weighted
                                       Weighted           Average        Weighted                        Weighted        Weighted
                                        Average            Months         Average        Weighted         Average         Average
FICO                                    Maximum                to        Original         Average         Current       Effective
Score                                      Rate              Roll            Term       Seasoning             LTV             LTV
-----------------------------------------------------------------------------------------------------------------------------------
= 0                                      13.669                34             335               2           75.86           69.88
501 - 525                                14.380                52             360               8           99.14           69.14
526 - 550                                13.883                59             360               1           75.71           75.71
551 - 575                                14.156                54             360               6           80.43           63.28
576 - 600                                13.643                41             344               4           85.16           72.74
601 - 625                                13.862                58             360               2           84.37           74.19
626 - 650                                13.753                46             347               2           86.80           69.95
651 - 675                                13.758                37             337               2           77.41           65.97
676 - 700                                13.674                31             331               2           86.83           62.78
701 - 725                                13.747                23             322               2           88.44           53.18
726 - 750                                13.887                47             348               2           86.62           70.03
751 - 775                                13.612                42             342               2           80.38           64.78
776 - 800                                13.631                38             338               2           84.83           69.30
801 - 825                                13.224                26             326               2           85.00           70.56
826 - 850                                14.250                57             360               3          100.00           70.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                   13.721                36             337               2           84.80           63.98
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 514
Maximum: 826
Weighted Average: 717
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                        Percent          Percent
FICO                                    Cashout            Owner
Score                                      Refi         Occupied
----------------------------------------------------------------
= 0                                         0.0            100.0
501 - 525                                   0.0            100.0
526 - 550                                  55.0             83.7
551 - 575                                  29.2            100.0
576 - 600                                  20.7            100.0
601 - 625                                  10.6             84.2
626 - 650                                  19.2             91.4
651 - 675                                  33.4             57.5
676 - 700                                  42.8             81.3
701 - 725                                  16.2             66.3
726 - 750                                  15.2             84.6
751 - 775                                  10.4             78.7
776 - 800                                   3.7             74.4
801 - 825                                   0.0             63.3
826 - 850                                   0.0            100.0
----------------------------------------------------------------
Total:                                     18.4             76.1
----------------------------------------------------------------
Minimum: 514
Maximum: 826
Weighted Average: 717
----------------------------------------------------------------




                                         Number                              % of
                                             of               Total          Total         Average        Weighted        Weighted
                                       Mortgage             Current        Current         Current         Average         Average
Index Type                                Loans             Balance        Balance         Balance          Coupon          Margin
-----------------------------------------------------------------------------------------------------------------------------------
Libor - 1Month (monthly adjust)              40          46,237,077.73       19.23       1,155,927           8.475           1.868
Libor - 6Month (semi-annual adjust)         467         170,447,243.41       70.88         364,983           8.044           2.012
Treasury - 1Year (monthly adjust)            41          21,234,958.55        8.83         517,926           7.457           1.964
Treasury - 1Year (semi-annual adjust)         8           2,547,384.76        1.06         318,423           8.031           2.130
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                      556         240,466,664.45      100.00         432,494           8.074           1.982
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                                        Weighted
                                       Weighted          Average        Weighted                        Weighted        Weighted
                                        Average           Months         Average        Weighted         Average         Average
                                        Maximum               to        Original         Average         Current       Effective
Index Type                                 Rate             Roll            Term       Seasoning             LTV             LTV
-----------------------------------------------------------------------------------------------------------------------------------
Libor - 1Month (monthly adjust)          13.465                1             300               3           86.91           45.73
Libor - 6Month (semi-annual adjust)      13.902               50             352               2           84.41           67.70
Treasury - 1Year (monthly adjust)        12.903                1             300               2           84.80           72.52
Treasury - 1Year (semi-annual adjust)    13.031                5             300               1           72.63           74.46
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                   13.721               36             337               2           84.80           63.98
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                        Percent          Percent
                                        Cashout            Owner
Index Type                                 Refi         Occupied
----------------------------------------------------------------
Libor - 1Month (monthly adjust)            25.1             67.9
Libor - 6Month (semi-annual adjust)        18.1             77.3
Treasury - 1Year (monthly adjust)           7.6             81.1
Treasury - 1Year (semi-annual adjust)       2.0            100.0
----------------------------------------------------------------
Total:                                     18.4             76.1
----------------------------------------------------------------

_______________________________________________________________________________
This information has been prepared in connection with the issuance of securities representing beneficial interest in the above trust, the assets of which consist of Mortgage Loans described herein, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of Mortgage Loans underlying these securities. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE
MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH
OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS. ANY CAPITALIZED TERMS USED
BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus. To Our Readers Worldwide:
In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd.
representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


10 Year Adjustable Rate IO Collateral                                              MORGAN STANLEY DEAN WITTER CAPITAL I 2001-1 TRUST
                                                                                                                         101 records
All records                                                                                                      Balance: 94,111,721
====================================================================================================================================

                                      Number                           % of
                                          of           Total          Total         Average        Weighted        Weighted
                                    Mortgage         Current        Current         Current         Average         Average
Current Mortgage Rates (%)             Loans         Balance        Balance         Balance          Coupon          Margin
-----------------------------------------------------------------------------------------------------------------------------------
6.501 - 6.750                              1          95,000.00        0.10          95,000           6.750           2.000
6.751 - 7.000                              1         515,000.00        0.55         515,000           6.875           2.000
7.001 - 7.250                              4       1,209,300.00        1.28         302,325           7.187           1.701
7.251 - 7.500                             35      17,853,208.55       18.97         510,092           7.390           1.828
7.501 - 7.750                              2       1,178,000.00        1.25         589,000           7.625           1.764
7.751 - 8.000                              8       3,933,750.00        4.18         491,719           7.939           2.337
8.001 - 8.250                             27      17,439,584.26       18.53         645,911           8.135           1.630
8.251 - 8.500                             10       8,358,690.00        8.88         835,869           8.375           1.729
8.501 - 8.750                              6      15,818,400.73       16.81       2,636,400           8.680           1.981
8.751 - 9.000                              6      22,760,787.50       24.18       3,793,465           8.875           2.225
9.001 - 9.250                              1       4,950,000.00        5.26       4,950,000           9.125           2.375
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                   101      94,111,721.04      100.00         931,799           8.303           1.953
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 6.7500
Maximum: 9.1250
Weighted Average: 8.3026
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                                    Weighted
                                    Weighted         Average       Weighted                        Weighted        Weighted
                                     Average          Months        Average        Weighted         Average         Average
                                     Maximum              to       Original         Average         Current       Effective
Current Mortgage Rates (%)              Rate            Roll           Term       Seasoning             LTV             LTV
-----------------------------------------------------------------------------------------------------------------------------------
6.501 - 6.750                         12.000               1            300               0           74.80           74.80
6.751 - 7.000                         12.000               1            300               0          100.00           70.00
7.001 - 7.250                         12.556               2            300               1           85.25           75.87
7.251 - 7.500                         12.840               1            300               2           86.76           72.55
7.501 - 7.750                         12.625               4            300               0           84.33           74.70
7.751 - 8.000                         13.169               1            300               1           76.94           70.61
8.001 - 8.250                         13.126               2            300               2           86.42           62.06
8.251 - 8.500                         13.343               1            300               3           86.36           57.83
8.501 - 8.750                         13.680               2            300               3           90.96           57.42
8.751 - 9.000                         13.875               2            300               2           84.68           31.60
9.001 - 9.250                         14.125               5            300               1           64.71           64.71
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                13.399               2            300               2           85.31           56.42
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 6.7500
Maximum: 9.1250
Weighted Average: 8.3026
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                     Percent         Percent
                                     Cashout           Owner
Current Mortgage Rates (%)              Refi        Occupied
------------------------------------------------------------
6.501 - 6.750                          100.0           100.0
6.751 - 7.000                            0.0           100.0
7.001 - 7.250                           38.7            84.9
7.251 - 7.500                            7.3            84.5
7.501 - 7.750                            0.0           100.0
7.751 - 8.000                            7.2            68.5
8.001 - 8.250                           15.6            68.0
8.251 - 8.500                            9.0            86.6
8.501 - 8.750                           43.3           100.0
8.751 - 9.000                           17.8            51.7
9.001 - 9.250                          100.0             0.0
------------------------------------------------------------
Total:                                  22.8            71.5
------------------------------------------------------------
Minimum: 6.7500
Maximum: 9.1250
Weighted Average: 8.3026
------------------------------------------------------------

_______________________________________________________________________________
This information has been prepared in connection with the issuance of securities representing beneficial interest in the above trust, the assets of which consist of Mortgage Loans described herein, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of Mortgage Loans underlying these securities. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE
MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH
OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS. ANY CAPITALIZED TERMS USED
BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus. To Our Readers Worldwide:
In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd.
representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

10 Year Adjustable Rate IO Collateral                                              MORGAN STANLEY DEAN WITTER CAPITAL I 2001-1 TRUST
                                                                                                                         101 records
All records                                                                                                      Balance: 94,111,721
====================================================================================================================================

                                      Number                           % of
                                          of           Total          Total         Average        Weighted        Weighted
Current Mortgage Loan               Mortgage         Current        Current         Current         Average         Average
Principal Balance ($)                  Loans         Balance        Balance         Balance          Coupon          Margin
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                          9         693,341.98        0.74          77,038           7.599           1.895
100,000.01 - 200,000.00                    9       1,314,058.60        1.40         146,007           7.829           1.817
200,000.01 - 300,000.00                   14       3,480,387.42        3.70         248,599           7.862           1.670
300,000.01 - 400,000.00                    6       2,053,365.78        2.18         342,228           7.552           1.751
400,000.01 - 500,000.00                   15       6,929,731.44        7.36         461,982           7.576           1.774
500,000.01 - 600,000.00                    9       5,010,768.32        5.32         556,752           7.683           1.730
600,000.01 - 700,000.00                    4       2,661,500.00        2.83         665,375           8.073           1.654
700,000.01 - 800,000.00                    6       4,586,635.00        4.87         764,439           8.248           1.941
800,000.01 - 900,000.00                    4       3,447,107.00        3.66         861,777           7.751           1.590
900,000.01 - 1,000,000.00                  6       5,943,788.00        6.32         990,631           7.775           1.791
1,000,000.01 - 2,000,000.00                8      10,930,250.00       11.61       1,366,281           7.966           1.850
2,000,000.01 - 3,000,000.00                5      12,310,787.50       13.08       2,462,158           8.696           2.129
3,000,000.01 - 4,000,000.00                1       3,300,000.00        3.51       3,300,000           8.875           2.250
4,000,000.01 - 5,000,000.00                3      13,520,000.00       14.37       4,506,667           8.730           2.059
6,000,000.01 - 7,000,000.00                1       6,930,000.00        7.36       6,930,000           8.750           2.000
10,000,000.01 - 11,000,000.00              1      11,000,000.00       11.69      11,000,000           8.875           2.250
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                   101      94,111,721.04      100.00         931,799           8.303           1.953
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 13,516
Maximum: 11,000,000
Average: 931,799
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                                    Weighted
                                    Weighted         Average       Weighted                        Weighted        Weighted
                                     Average          Months        Average        Weighted         Average         Average
Current Mortgage Loan                Maximum              to       Original         Average         Current       Effective
Principal Balance ($)                   Rate            Roll           Term       Seasoning             LTV             LTV
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                     12.907               2            300               2           73.97           72.69
100,000.01 - 200,000.00               12.877               3            300               2           92.48           69.92
200,000.01 - 300,000.00               13.043               1            300               2           86.99           74.31
300,000.01 - 400,000.00               12.949               1            300               2           75.10           68.87
400,000.01 - 500,000.00               12.910               1            300               2           89.33           71.06
500,000.01 - 600,000.00               12.949               1            300               2           99.99           69.99
600,000.01 - 700,000.00               13.223               2            300               2           95.00           72.44
700,000.01 - 800,000.00               13.309               2            300               2           53.56           53.56
800,000.01 - 900,000.00               12.900               1            300               2           91.04           68.82
900,000.01 - 1,000,000.00             12.958               2            300               2           72.05           67.22
1,000,000.01 - 2,000,000.00           13.093               1            300               2           83.63           70.94
2,000,000.01 - 3,000,000.00           13.696               4            300               2           76.06           56.18
3,000,000.01 - 4,000,000.00           13.875               1            300               4           65.80           65.80
4,000,000.01 - 5,000,000.00           13.730               2            300               3           87.08           55.39
6,000,000.01 - 7,000,000.00           13.750               3            300               3          100.00           60.00
10,000,000.01 - 11,000,000.00         13.875               1            300               2          100.00            0.01
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                13.399               2            300               2           85.31           56.42
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 13,516
Maximum: 11,000,000
Average: 931,799
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                     Percent         Percent
Current Mortgage Loan                Cashout           Owner
Principal Balance ($)                   Refi        Occupied
------------------------------------------------------------
0.01 - 100,000.00                       35.6            62.0
100,000.01 - 200,000.00                  0.0            74.2
200,000.01 - 300,000.00                 13.4            72.6
300,000.01 - 400,000.00                 15.8           100.0
400,000.01 - 500,000.00                  6.8            74.5
500,000.01 - 600,000.00                  0.0           100.0
600,000.01 - 700,000.00                 23.9            73.7
700,000.01 - 800,000.00                 32.7            83.7
800,000.01 - 900,000.00                 50.1           100.0
900,000.01 - 1,000,000.00               16.8            83.2
1,000,000.01 - 2,000,000.00              0.0            72.3
2,000,000.01 - 3,000,000.00             20.3            82.9
3,000,000.01 - 4,000,000.00            100.0           100.0
4,000,000.01 - 5,000,000.00             68.8            63.4
6,000,000.01 - 7,000,000.00              0.0           100.0
10,000,000.01 - 11,000,000.00            0.0             0.0
------------------------------------------------------------
Total:                                  22.8            71.5
------------------------------------------------------------
Minimum: 13,516
Maximum: 11,000,000
Average: 931,799
------------------------------------------------------------

_______________________________________________________________________________
This information has been prepared in connection with the issuance of securities representing beneficial interest in the above trust, the assets of which consist of Mortgage Loans described herein, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of Mortgage Loans underlying these securities. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE
MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH
OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS. ANY CAPITALIZED TERMS USED
BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus. To Our Readers Worldwide:
In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd.
representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

10 Year Adjustable Rate IO Collateral                                              MORGAN STANLEY DEAN WITTER CAPITAL I 2001-1 TRUST
                                                                                                                         101 records
All records                                                                                                      Balance: 94,111,721
====================================================================================================================================

                                     Number                            % of
                                         of           Total           Total         Average        Weighted       Weighted
Current                            Mortgage         Current         Current         Current         Average        Average
Loan-to-Value Ratio (%)               Loans         Balance         Balance         Balance          Coupon         Margin
-----------------------------------------------------------------------------------------------------------------------------------
<= 50.00                                  8       6,415,013.33         6.82         801,877           8.436          2.030
50.01 - 55.00                             2       1,056,692.14         1.12         528,346           8.694          1.948
55.01 - 60.00                             1         403,863.23         0.43         403,863           8.125          1.500
60.01 - 65.00                             3       7,679,997.29         8.16       2,559,999           8.932          2.186
65.01 - 70.00                             4       4,019,776.89         4.27       1,004,944           8.644          2.206
70.01 - 75.00                             8       7,054,290.22         7.50         881,786           8.172          1.973
75.01 - 80.00                            25      13,478,788.27        14.32         539,152           7.713          1.866
85.01 - 90.00                             3       4,300,000.00         4.57       1,433,333           8.125          1.500
90.01 - 95.00                             1         145,000.00         0.15         145,000           8.000          2.250
95.01 - 100.00                           46      49,558,299.67        52.66       1,077,354           8.348          1.950
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                  101      94,111,721.04       100.00         931,799           8.303          1.953
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.91
Maximum: 100.00
Weighted Average: 85.31
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                                   Weighted
                                   Weighted         Average        Weighted                        Weighted       Weighted
                                    Average          Months         Average        Weighted         Average        Average
Current                             Maximum              to        Original         Average         Current      Effective
Loan-to-Value Ratio (%)                Rate            Roll            Term       Seasoning             LTV            LTV
-----------------------------------------------------------------------------------------------------------------------------------
<= 50.00                             13.512               1             300               3           42.23          43.24
50.01 - 55.00                        13.694               4             300               2           53.37          61.04
55.01 - 60.00                        13.125               1             300               3           57.70          57.72
60.01 - 65.00                        13.932               5             300               1           63.94          63.94
65.01 - 70.00                        13.691               1             300               4           65.90          65.91
70.01 - 75.00                        13.268               3             300               1           72.04          72.04
75.01 - 80.00                        12.938               1             300               2           79.14          79.14
85.01 - 90.00                        13.125               1             300               1           88.67          58.67
90.01 - 95.00                        13.000               5             300               1           94.78          64.78
95.01 - 100.00                       13.442               2             300               2           99.92          47.45
-----------------------------------------------------------------------------------------------------------------------------------
Total:                               13.399               2             300               2           85.31          56.42
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.91
Maximum: 100.00
Weighted Average: 85.31
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                    Percent         Percent
Current                             Cashout           Owner
Loan-to-Value Ratio (%)                Refi        Occupied
------------------------------------------------------------
<= 50.00                               11.7            72.7
50.01 - 55.00                          71.0           100.0
55.01 - 60.00                           0.0           100.0
60.01 - 65.00                          97.0            35.5
65.01 - 70.00                          84.6            97.5
70.01 - 75.00                           6.7           100.0
75.01 - 80.00                          10.9            80.0
85.01 - 90.00                          20.9            53.5
90.01 - 95.00                           0.0           100.0
95.01 - 100.00                         12.7            69.0
------------------------------------------------------------
Total:                                 22.8            71.5
------------------------------------------------------------
Minimum: 4.91
Maximum: 100.00
Weighted Average: 85.31
------------------------------------------------------------




                                     Number                            % of
                                         of           Total           Total         Average        Weighted       Weighted
                                   Mortgage         Current         Current         Current         Average        Average
Margin (%)                            Loans         Balance         Balance         Balance          Coupon         Margin
-----------------------------------------------------------------------------------------------------------------------------------
0.501 - 0.750                             1         497,000.00         0.53         497,000           7.375          0.750
0.751 - 1.000                             1         378,000.00         0.40         378,000           7.625          1.000
1.251 - 1.500                            25      15,162,715.23        16.11         606,509           8.067          1.500
1.501 - 1.750                            12       9,348,090.00         9.93         779,008           8.238          1.724
1.751 - 2.000                            43      33,789,993.55        35.90         785,814           8.021          1.930
2.001 - 2.250                            12      26,592,656.53        28.26       2,216,055           8.737          2.218
2.251 - 2.500                             5       8,244,750.00         8.76       1,648,950           8.650          2.399
2.501 - 2.750                             1          13,515.73         0.01          13,516           8.750          2.625
N/A                                       1          85,000.00         0.09          85,000           8.375          0.000
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                  101      94,111,721.04       100.00         931,799           8.303          1.953
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 0.7500
Maximum: 2.6250
Weighted Average: 1.9531
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                                   Weighted
                                   Weighted         Average        Weighted                        Weighted       Weighted
                                    Average          Months         Average        Weighted         Average        Average
                                    Maximum              to        Original         Average         Current      Effective
Margin (%)                             Rate            Roll            Term       Seasoning             LTV            LTV
-----------------------------------------------------------------------------------------------------------------------------------
0.501 - 0.750                        12.375               1             300               3          100.00          70.00
0.751 - 1.000                        12.625               1             300               1          100.00          70.00
1.251 - 1.500                        13.056               1             300               2           86.06          65.58
1.501 - 1.750                        13.257               1             300               3           85.89          59.88
1.751 - 2.000                        13.261               2             300               2           88.19          65.03
2.001 - 2.250                        13.737               2             300               2           85.67          35.25
2.251 - 2.500                        13.759               3             300               1           68.65          67.00
2.501 - 2.750                        13.750               4             300               2            4.91          70.00
N/A                                  13.375               4             300               2          100.00          70.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                               13.399               2             300               2           85.31          56.42
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 0.7500
Maximum: 2.6250
Weighted Average: 1.9531
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                    Percent         Percent
                                    Cashout           Owner
Margin (%)                             Refi        Occupied
------------------------------------------------------------
0.501 - 0.750                           0.0           100.0
0.751 - 1.000                           0.0           100.0
1.251 - 1.500                          21.0            77.0
1.501 - 1.750                          13.0            87.0
1.751 - 2.000                          26.1            91.8
2.001 - 2.250                          12.4            50.7
2.251 - 2.500                          60.0            24.9
2.501 - 2.750                           0.0           100.0
N/A                                     0.0             0.0
------------------------------------------------------------
Total:                                 22.8            71.5
------------------------------------------------------------
Minimum: 0.7500
Maximum: 2.6250
Weighted Average: 1.9531
------------------------------------------------------------

_______________________________________________________________________________
This information has been prepared in connection with the issuance of securities representing beneficial interest in the above trust, the assets of which consist of Mortgage Loans described herein, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of Mortgage Loans underlying these securities. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE
MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH
OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS. ANY CAPITALIZED TERMS USED
BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus. To Our Readers Worldwide:
In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd.
representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

10 Year Adjustable Rate IO Collateral                                              MORGAN STANLEY DEAN WITTER CAPITAL I 2001-1 TRUST
                                                                                                                         101 records
All records                                                                                                      Balance: 94,111,721
====================================================================================================================================

                                      Number                            % of
                                          of           Total           Total         Average        Weighted       Weighted
                                    Mortgage         Current         Current         Current         Average        Average
Initial Periodic Cap (%)               Loans         Balance         Balance         Balance          Coupon         Margin
-----------------------------------------------------------------------------------------------------------------------------------
0.000                                    101      94,111,721.04       100.00         931,799           8.303          1.953
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                   101      94,111,721.04       100.00         931,799           8.303          1.953
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 0.0000
Maximum: 0.0000
Weighted Average: 0.0000
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                                    Weighted
                                    Weighted         Average        Weighted                        Weighted       Weighted
                                     Average          Months         Average        Weighted         Average        Average
                                     Maximum              to        Original         Average         Current      Effective
Initial Periodic Cap (%)                Rate            Roll            Term       Seasoning             LTV            LTV
-----------------------------------------------------------------------------------------------------------------------------------
0.000                                 13.399               2             300               2           85.31          56.42
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                13.399               2             300               2           85.31          56.42
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 0.0000
Maximum: 0.0000
Weighted Average: 0.0000
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                     Percent         Percent
                                     Cashout           Owner
Initial Periodic Cap (%)                Refi        Occupied
------------------------------------------------------------
0.000                                   22.8            71.5
------------------------------------------------------------
Total:                                  22.8            71.5
------------------------------------------------------------
Minimum: 0.0000
Maximum: 0.0000
Weighted Average: 0.0000
------------------------------------------------------------




                                      Number                            % of
                                          of           Total           Total         Average        Weighted       Weighted
                                    Mortgage         Current         Current         Current         Average        Average
Periodic Cap (%)                       Loans         Balance         Balance         Balance          Coupon         Margin
-----------------------------------------------------------------------------------------------------------------------------------
0.000                                    101      94,111,721.04       100.00         931,799           8.303          1.953
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                   101      94,111,721.04       100.00         931,799           8.303          1.953
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 0.0000
Maximum: 0.0000
Weighted Average: 0.0000
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                                    Weighted
                                    Weighted         Average        Weighted                        Weighted       Weighted
                                     Average          Months         Average        Weighted         Average        Average
                                     Maximum              to        Original         Average         Current      Effective
Periodic Cap (%)                        Rate            Roll            Term       Seasoning             LTV            LTV
-----------------------------------------------------------------------------------------------------------------------------------
0.000                                 13.399               2             300               2           85.31          56.42
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                13.399               2             300               2           85.31          56.42
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 0.0000
Maximum: 0.0000
Weighted Average: 0.0000
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                     Percent         Percent
                                     Cashout           Owner
Periodic Cap (%)                        Refi        Occupied
------------------------------------------------------------
0.000                                   22.8            71.5
------------------------------------------------------------
Total:                                  22.8            71.5
------------------------------------------------------------
Minimum: 0.0000
Maximum: 0.0000
Weighted Average: 0.0000
------------------------------------------------------------




                                      Number                            % of
                                          of           Total           Total         Average        Weighted       Weighted
                                    Mortgage         Current         Current         Current         Average        Average
Maximum Mortgage Rates (%)             Loans         Balance         Balance         Balance          Coupon         Margin
-----------------------------------------------------------------------------------------------------------------------------------
11.751 - 12.000                            2         610,000.00         0.65         305,000           6.856          2.000
12.001 - 12.250                            2         317,300.00         0.34         158,650           7.178          1.731
12.251 - 12.500                            6       4,151,000.00         4.41         691,833           7.496          1.593
12.501 - 12.750                            6       3,154,750.00         3.35         525,792           7.459          1.824
12.751 - 13.000                           32      14,846,458.55        15.78         463,952           7.467          1.940
13.001 - 13.250                           30      18,131,024.26        19.27         604,367           8.151          1.642
13.251 - 13.500                           10       9,372,000.00         9.96         937,200           8.230          1.853
13.501 - 13.750                            6      15,818,400.73        16.81       2,636,400           8.680          1.981
13.751 - 14.000                            6      22,760,787.50        24.18       3,793,465           8.875          2.225
14.001 - 14.250                            1       4,950,000.00         5.26       4,950,000           9.125          2.375
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                   101      94,111,721.04       100.00         931,799           8.303          1.953
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 12.0000
Maximum: 14.1250
Weighted Average: 13.3987
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                                    Weighted
                                    Weighted         Average        Weighted                        Weighted       Weighted
                                     Average          Months         Average        Weighted         Average        Average
                                     Maximum              to        Original         Average         Current      Effective
Maximum Mortgage Rates (%)              Rate            Roll            Term       Seasoning             LTV            LTV
-----------------------------------------------------------------------------------------------------------------------------------
11.751 - 12.000                       12.000               1             300               0           96.08          70.75
12.001 - 12.250                       12.178               6             300               0          100.00          64.25
12.251 - 12.500                       12.421               1             300               1           82.35          73.44
12.501 - 12.750                       12.687               2             300               1           83.00          73.85
12.751 - 13.000                       12.957               1             300               2           87.40          73.25
13.001 - 13.250                       13.144               2             300               2           83.70          60.88
13.251 - 13.500                       13.381               1             300               3           88.83          60.71
13.501 - 13.750                       13.680               2             300               3           90.96          57.42
13.751 - 14.000                       13.875               2             300               2           84.68          31.60
14.001 - 14.250                       14.125               5             300               1           64.71          64.71
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                13.399               2             300               2           85.31          56.42
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 12.0000
Maximum: 14.1250
Weighted Average: 13.3987
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                     Percent         Percent
                                     Cashout           Owner
Maximum Mortgage Rates (%)              Refi        Occupied
------------------------------------------------------------
11.751 - 12.000                         15.6           100.0
12.001 - 12.250                          0.0            42.5
12.251 - 12.500                          5.7            75.3
12.501 - 12.750                         14.8           100.0
12.751 - 13.000                          9.0            88.3
13.001 - 13.250                         19.2            68.8
13.251 - 13.500                          0.0            75.7
13.501 - 13.750                         43.3           100.0
13.751 - 14.000                         17.8            51.7
14.001 - 14.250                        100.0             0.0
------------------------------------------------------------
Total:                                  22.8            71.5
------------------------------------------------------------
Minimum: 12.0000
Maximum: 14.1250
Weighted Average: 13.3987
------------------------------------------------------------

_______________________________________________________________________________
This information has been prepared in connection with the issuance of securities representing beneficial interest in the above trust, the assets of which consist of Mortgage Loans described herein, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of Mortgage Loans underlying these securities. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE
MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH
OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS. ANY CAPITALIZED TERMS USED
BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus. To Our Readers Worldwide:
In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd.
representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

10 Year Adjustable Rate IO Collateral                                              MORGAN STANLEY DEAN WITTER CAPITAL I 2001-1 TRUST
                                                                                                                         101 records
All records                                                                                                      Balance: 94,111,721
====================================================================================================================================

                                       Number                           % of
                                           of          Total           Total         Average        Weighted        Weighted
                                     Mortgage        Current         Current         Current         Average         Average
Month of Next Rate Adjustment           Loans        Balance         Balance         Balance          Coupon          Margin
-----------------------------------------------------------------------------------------------------------------------------------
2001-03-01                                 81     67,472,036.28        71.69         832,988           8.154           1.899
2001-05-01                                  7     10,968,869.03        11.66       1,566,981           8.728           2.044
2001-06-01                                  5      4,008,515.73         4.26         801,703           8.626           1.836
2001-07-01                                  4      8,445,000.00         8.97       2,111,250           8.933           2.274
2001-08-01                                  4      3,217,300.00         3.42         804,325           7.907           2.086
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                    101     94,111,721.04       100.00         931,799           8.303           1.953
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 2001-03-01
Maximum: 2001-08-01
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                                    Weighted
                                     Weighted        Average        Weighted                        Weighted        Weighted
                                      Average         Months         Average        Weighted         Average         Average
                                      Maximum             to        Original         Average         Current       Effective
Month of Next Rate Adjustment            Rate           Roll            Term       Seasoning             LTV             LTV
-----------------------------------------------------------------------------------------------------------------------------------

2001-03-01                             13.288              1             300               2           86.24           54.16
2001-05-01                             13.728              3             300               3           98.02           61.55
2001-06-01                             13.626              4             300               2           64.31           63.89
2001-07-01                             13.933              5             300               1           67.84           67.33
2001-08-01                             12.907              6             300               0           94.26           48.31
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                 13.399              2             300               2           85.31           56.42
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 2001-03-01
Maximum: 2001-08-01
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                      Percent        Percent
                                      Cashout          Owner
Month of Next Rate Adjustment            Refi       Occupied
------------------------------------------------------------
2001-03-01                               19.6           72.1
2001-05-01                                0.5           93.6
2001-06-01                               81.1           97.9
2001-07-01                               58.6           41.4
2001-08-01                                0.0           29.1
------------------------------------------------------------
Total:                                   22.8           71.5
------------------------------------------------------------
Minimum: 2001-03-01
Maximum: 2001-08-01
------------------------------------------------------------



                                       Number                           % of
                                           of          Total           Total         Average        Weighted        Weighted
                                     Mortgage        Current         Current         Current         Average         Average
Months to Next Rate                     Loans        Balance         Balance         Balance          Coupon          Margin
Adjustment
-----------------------------------------------------------------------------------------------------------------------------------
1                                          81     67,472,036.28        71.69         832,988           8.154           1.899
3                                           7     10,968,869.03        11.66       1,566,981           8.728           2.044
4                                           5      4,008,515.73         4.26         801,703           8.626           1.836
5                                           4      8,445,000.00         8.97       2,111,250           8.933           2.274
6                                           4      3,217,300.00         3.42         804,325           7.907           2.086
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                    101     94,111,721.04       100.00         931,799           8.303           1.953
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 1
Maximum: 6
Weighted Average: 2
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                                    Weighted
                                     Weighted        Average        Weighted                        Weighted        Weighted
                                      Average         Months         Average        Weighted         Average         Average
                                      Maximum             to        Original         Average         Current       Effective
Months to Next Rate Adjustment           Rate           Roll            Term       Seasoning             LTV             LTV
-----------------------------------------------------------------------------------------------------------------------------------
1                                      13.288              1             300               2           86.24           54.16
3                                      13.728              3             300               3           98.02           61.55
4                                      13.626              4             300               2           64.31           63.89
5                                      13.933              5             300               1           67.84           67.33
6                                      12.907              6             300               0           94.26           48.31
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                 13.399              2             300               2           85.31           56.42
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 1
Maximum: 6
Weighted Average: 2
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                      Percent        Percent
                                      Cashout          Owner
Months to Next Rate Adjustment           Refi       Occupied
------------------------------------------------------------
1                                        19.6           72.1
3                                         0.5           93.6
4                                        81.1           97.9
5                                        58.6           41.4
6                                         0.0           29.1
------------------------------------------------------------
Total:                                   22.8           71.5
------------------------------------------------------------
Minimum: 1
Maximum: 6
Weighted Average: 2
------------------------------------------------------------

_______________________________________________________________________________
This information has been prepared in connection with the issuance of securities representing beneficial interest in the above trust, the assets of which consist of Mortgage Loans described herein, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of Mortgage Loans underlying these securities. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE
MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH
OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS. ANY CAPITALIZED TERMS USED
BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus. To Our Readers Worldwide:
In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd.
representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

10 Year Adjustable Rate IO Collateral                                              MORGAN STANLEY DEAN WITTER CAPITAL I 2001-1 TRUST
                                                                                                                         101 records
All records                                                                                                      Balance: 94,111,721
====================================================================================================================================

                                        Number                           % of
Geographic                                  of           Total          Total         Average        Weighted        Weighted
Distribution                          Mortgage         Current        Current         Current         Average         Average
by Balance                               Loans         Balance        Balance         Balance          Coupon          Margin
-----------------------------------------------------------------------------------------------------------------------------------
California                                  25      33,399,579.85       35.49       1,335,983           8.248           1.999
New York                                    10      13,228,005.24       14.06       1,322,801           8.460           1.845
Florida                                      9       9,389,650.00        9.98       1,043,294           8.577           2.091
Connecticut                                  2       7,560,787.50        8.03       3,780,394           9.039           2.332
Hawaii                                       3       4,868,320.00        5.17       1,622,773           8.508           1.985
Washington                                   4       4,034,790.22        4.29       1,008,698           8.323           1.832
New Jersey                                   6       3,387,900.00        3.60         564,650           7.980           1.591
Illinois                                     4       3,077,750.00        3.27         769,438           7.942           1.994
Texas                                        5       2,587,400.57        2.75         517,480           7.976           2.188
Colorado                                     4       1,563,584.89        1.66         390,896           7.766           1.189
Georgia                                      3       1,559,000.00        1.66         519,667           7.712           1.665
Massachusetts                                2       1,233,705.13        1.31         616,853           7.479           1.875
Nevada                                       2       1,130,000.00        1.20         565,000           8.154           1.529
Oklahoma                                     1       1,000,000.00        1.06       1,000,000           8.125           1.500
Virginia                                     2         800,000.00        0.85         400,000           7.453           1.953
Tennessee                                    1         750,000.00        0.80         750,000           8.375           1.750
Ohio                                         4         748,311.56        0.80         187,078           7.296           1.891
Missouri                                     2         611,000.00        0.65         305,500           7.747           2.247
Vermont                                      1         500,000.00        0.53         500,000           8.125           1.500
Maryland                                     1         489,000.00        0.52         489,000           7.375           1.875
Michigan                                     1         403,863.23        0.43         403,863           8.125           1.500
Louisiana                                    1         320,000.00        0.34         320,000           7.375           1.875
New Mexico                                   1         306,692.14        0.33         306,692           8.250           2.125
Minnesota                                    1         252,000.00        0.27         252,000           7.375           1.875
North Carolina                               1         235,000.00        0.25         235,000           7.375           1.500
Delaware                                     1         212,000.00        0.23         212,000           8.125           1.500
Arizona                                      1         191,480.71        0.20         191,481           8.125           1.500
South Carolina                               1         134,900.00        0.14         134,900           7.250           1.875
Pennsylvania                                 1          85,000.00        0.09          85,000           8.375           0.000
Alabama                                      1          52,000.00        0.06          52,000           8.000           1.875
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                     101      94,111,721.04      100.00         931,799           8.303           1.953
-----------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 30
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                                      Weighted
                                      Weighted         Average       Weighted                        Weighted        Weighted
Geographic                             Average          Months        Average        Weighted         Average         Average
Distribution                           Maximum              to       Original         Average         Current       Effective
by Balance                                Rate            Roll           Term       Seasoning             LTV             LTV
-----------------------------------------------------------------------------------------------------------------------------------
California                              13.398               2            300               2           91.17           42.64
New York                                13.478               2            300               2           88.05           61.44
Florida                                 13.628               2            300               3           81.24           65.41
Connecticut                             14.039               4            300               2           59.39           59.63
Hawaii                                  13.549               1            300               4           99.68           52.29
Washington                              13.490               3            300               2           74.53           65.53
New Jersey                              13.124               1            300               1           87.71           67.64
Illinois                                13.066               2            300               1           90.96           73.32
Texas                                   13.064               1            300               1           83.32           78.34
Colorado                                12.766               1            300               2           97.61           69.92
Georgia                                 12.753               1            300               2           99.65           69.65
Massachusetts                           12.564               1            300               1           83.38           78.30
Nevada                                  13.125               1            300               3           42.56           39.11
Oklahoma                                13.125               1            300               2           80.00           80.00
Virginia                                12.844               1            300               2           78.35           67.10
Tennessee                               13.125               1            300               3           26.79           26.79
Ohio                                    12.860               1            300               3           94.11           71.35
Missouri                                13.340               1            300               1           94.79           72.45
Vermont                                 12.500               1            300               3           95.24           65.24
Maryland                                12.875               1            300               3          100.00           70.00
Michigan                                13.125               1            300               3           57.70           57.72
Louisiana                               13.000               1            300               1          100.00           70.00
New Mexico                              13.250               3            300               3           52.88           79.31
Minnesota                               13.000               1            300               2           79.61           79.61
North Carolina                          12.375               1            300               0          100.00           70.00
Delaware                                13.125               1            300               3           99.81           69.81
Arizona                                 13.125               1            300               3           99.97           70.00
South Carolina                          12.250               6            300               0          100.00           70.00
Pennsylvania                            13.375               4            300               2          100.00           70.00
Alabama                                 13.000               3            300               3           74.29           74.29
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                  13.399               2            300               2           85.31           56.42
-----------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 30
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

Geographic                             Percent         Percent
Distribution                           Cashout           Owner
by Balance                                Refi        Occupied
--------------------------------------------------------------
California                                 2.5            55.2
New York                                   5.7            82.9
Florida                                   45.8            91.8
Connecticut                               65.5            34.5
Hawaii                                    89.4            89.4
Washington                                70.0            82.7
New Jersey                                25.6           100.0
Illinois                                  15.2           100.0
Texas                                      0.0           100.0
Colorado                                   0.0           100.0
Georgia                                    0.0           100.0
Massachusetts                              0.0             0.0
Nevada                                     0.0            11.5
Oklahoma                                 100.0           100.0
Virginia                                   0.0           100.0
Tennessee                                100.0           100.0
Ohio                                      12.7           100.0
Missouri                                   0.0            74.5
Vermont                                    0.0           100.0
Maryland                                   0.0           100.0
Michigan                                   0.0           100.0
Louisiana                                  0.0           100.0
New Mexico                                 0.0           100.0
Minnesota                                  0.0           100.0
North Carolina                           100.0           100.0
Delaware                                   0.0             0.0
Arizona                                    0.0           100.0
South Carolina                             0.0           100.0
Pennsylvania                               0.0             0.0
Alabama                                  100.0           100.0
--------------------------------------------------------------
Total:                                    22.8            71.5
--------------------------------------------------------------
Number of States Represented: 30
--------------------------------------------------------------

_______________________________________________________________________________
This information has been prepared in connection with the issuance of securities representing beneficial interest in the above trust, the assets of which consist of Mortgage Loans described herein, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of Mortgage Loans underlying these securities. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE
MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH
OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS. ANY CAPITALIZED TERMS USED
BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus. To Our Readers Worldwide:
In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd.
representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

10 Year Adjustable Rate IO Collateral                                              MORGAN STANLEY DEAN WITTER CAPITAL I 2001-1 TRUST
                                                                                                                         101 records
All records                                                                                                      Balance: 94,111,721
====================================================================================================================================

                                     Number                           % of
                                         of          Total           Total         Average        Weighted        Weighted
                                   Mortgage        Current         Current         Current         Average         Average
Property Type                         Loans        Balance         Balance         Balance          Coupon          Margin
-----------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                  65     68,006,298.69        72.26       1,046,251           8.319           1.996
Condo                                    11     14,317,963.23        15.21       1,301,633           8.553           1.947
PUD                                      20      9,299,174.12         9.88         464,959           7.752           1.689
Co-op                                     3      1,805,885.00         1.92         601,962           8.693           1.913
2-4 Family                                2        682,400.00         0.73         341,200           7.858           1.533
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                  101     94,111,721.04       100.00         931,799           8.303           1.953
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                                  Weighted
                                   Weighted        Average        Weighted                        Weighted        Weighted
                                    Average         Months         Average        Weighted         Average         Average
                                    Maximum             to        Original         Average         Current       Effective
Property Type                          Rate           Roll            Term       Seasoning             LTV             LTV
-----------------------------------------------------------------------------------------------------------------------------------
Single Family Residence              13.409              2             300               2           84.31           53.18
Condo                                13.589              2             300               3           88.81           62.54
PUD                                  13.043              1             300               2           92.94           71.12
Co-op                                13.693              2             300               2           51.30           51.31
2-4 Family                           12.400              2             300               2           96.51           63.84
-----------------------------------------------------------------------------------------------------------------------------------
Total:                               13.399              2             300               2           85.31           56.42
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                    Percent        Percent
                                    Cashout          Owner
Property Type                          Refi       Occupied
------------------------------------------------------------
Single Family Residence                23.5           67.8
Condo                                  23.0           76.6
PUD                                    15.8           87.5
Co-op                                  41.5           85.8
2-4 Family                              0.0           73.3
------------------------------------------------------------
Total:                                 22.8           71.5
------------------------------------------------------------



                                     Number                           % of
                                         of          Total           Total         Average        Weighted        Weighted
                                   Mortgage        Current         Current         Current         Average         Average
Occupancy                             Loans        Balance         Balance         Balance          Coupon          Margin
-----------------------------------------------------------------------------------------------------------------------------------
Primary                                  80     67,266,412.21        71.48         840,830           8.209           1.892
Second Home                              19     26,562,908.83        28.22       1,398,048           8.550           2.110
Investment                                2        282,400.00         0.30         141,200           7.214           1.714
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                  101     94,111,721.04       100.00         931,799           8.303           1.953
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                                  Weighted
                                   Weighted        Average        Weighted                        Weighted        Weighted
                                    Average         Months         Average        Weighted         Average         Average
                                    Maximum             to        Original         Average         Current       Effective
Occupancy                              Rate           Roll            Term       Seasoning             LTV             LTV
-----------------------------------------------------------------------------------------------------------------------------------
Primary                              13.320              2             300               2           84.81           64.69
Second Home                          13.608              2             300               2           86.53           35.39
Investment                           12.435              4             300               1           88.84           63.01
-----------------------------------------------------------------------------------------------------------------------------------
Total:                               13.399              2             300               2           85.31           56.42
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                    Percent        Percent
                                    Cashout          Owner
Occupancy                              Refi       Occupied
------------------------------------------------------------
Primary                                24.4          100.0
Second Home                            18.6            0.0
Investment                             35.4            0.0
------------------------------------------------------------
Total:                                 22.8           71.5
------------------------------------------------------------




                                     Number                           % of
                                         of          Total           Total         Average        Weighted        Weighted
                                   Mortgage        Current         Current         Current         Average         Average
Purpose                               Loans        Balance         Balance         Balance          Coupon          Margin
-----------------------------------------------------------------------------------------------------------------------------------
Purchase                                 80     70,923,417.82        75.36         886,543           8.213           1.941
Refinance - Cashout                      17     21,467,290.22        22.81       1,262,782           8.593           2.011
Refinance - Rate Term                     3        921,128.00         0.98         307,043           8.146           1.521
Other                                     1        799,885.00         0.85         799,885           8.625           2.000
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                  101     94,111,721.04       100.00         931,799           8.303           1.953
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                                  Weighted
                                   Weighted        Average        Weighted                        Weighted        Weighted
                                    Average         Months         Average        Weighted         Average         Average
                                    Maximum             to        Original         Average         Current       Effective
Purpose                                Rate           Roll            Term       Seasoning             LTV             LTV
-----------------------------------------------------------------------------------------------------------------------------------
Purchase                             13.331              2             300               2           88.70           54.87
Refinance - Cashout                  13.626              2             300               3           75.50           61.42
Refinance - Rate Term                13.125              1             300               2           91.84           73.32
Other                                13.625              1             300               3           39.99           40.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                               13.399              2             300               2           85.31           56.42
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                    Percent        Percent
                                    Cashout          Owner
Purpose                                Refi       Occupied
------------------------------------------------------------
Purchase                                0.0           69.4
Refinance - Cashout                   100.0           76.5
Refinance - Rate Term                   0.0           91.5
Other                                   0.0          100.0
------------------------------------------------------------
Total:                                 22.8           71.5
------------------------------------------------------------

_______________________________________________________________________________
This information has been prepared in connection with the issuance of securities representing beneficial interest in the above trust, the assets of which consist of Mortgage Loans described herein, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of Mortgage Loans underlying these securities. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE
MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH
OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS. ANY CAPITALIZED TERMS USED
BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus. To Our Readers Worldwide:
In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd.
representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

10 Year Adjustable Rate IO Collateral                                              MORGAN STANLEY DEAN WITTER CAPITAL I 2001-1 TRUST
                                                                                                                         101 records
All records                                                                                                      Balance: 94,111,721
====================================================================================================================================

                                    Number                            % of
                                        of           Total           Total         Average        Weighted       Weighted
                                  Mortgage         Current         Current         Current         Average        Average
Documentation Level                  Loans         Balance         Balance         Balance          Coupon         Margin
-----------------------------------------------------------------------------------------------------------------------------------
Alternative                             59      51,694,604.95        54.93         876,180           8.269          1.889
Lite                                    42      42,417,116.09        45.07       1,009,931           8.344          2.031
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                 101      94,111,721.04       100.00         931,799           8.303          1.953
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                                  Weighted
                                  Weighted         Average        Weighted                        Weighted       Weighted
                                   Average          Months         Average        Weighted         Average        Average
                                   Maximum              to        Original         Average         Current      Effective
Documentation Level                   Rate            Roll            Term       Seasoning             LTV            LTV
-----------------------------------------------------------------------------------------------------------------------------------
Alternative                         13.370               2             300               3           82.15          63.82
Lite                                13.434               2             300               2           89.15          47.39
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              13.399               2             300               2           85.31          56.42
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                   Percent         Percent
                                   Cashout           Owner
Documentation Level                   Refi        Occupied
------------------------------------------------------------
Alternative                           29.2            91.8
Lite                                  15.0            46.8
------------------------------------------------------------
Total:                                22.8            71.5
------------------------------------------------------------



                                    Number                            % of
                                        of           Total           Total         Average        Weighted       Weighted
Lien                              Mortgage         Current         Current         Current         Average        Average
Position                             Loans         Balance         Balance         Balance          Coupon         Margin
-----------------------------------------------------------------------------------------------------------------------------------
1st Lien                               101      94,111,721.04       100.00         931,799           8.303          1.953
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                 101      94,111,721.04       100.00         931,799           8.303          1.953
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                                  Weighted
                                  Weighted         Average        Weighted                        Weighted       Weighted
                                   Average          Months         Average        Weighted         Average        Average
Lien                               Maximum              to        Original         Average         Current      Effective
Position                              Rate            Roll            Term       Seasoning             LTV            LTV
-----------------------------------------------------------------------------------------------------------------------------------
1st Lien                            13.399               2             300               2           85.31          56.42
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              13.399               2             300               2           85.31          56.42
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                   Percent         Percent
Lien                               Cashout           Owner
Position                              Refi        Occupied
------------------------------------------------------------
1st Lien                              22.8            71.5
------------------------------------------------------------
Total:                                22.8            71.5
------------------------------------------------------------



                                    Number                            % of
                                        of           Total           Total         Average        Weighted       Weighted
FICO                              Mortgage         Current         Current         Current         Average        Average
Score                                Loans         Balance         Balance         Balance          Coupon         Margin
-----------------------------------------------------------------------------------------------------------------------------------
= 0                                      2       1,735,250.00         1.84         867,625           8.093          1.785
576 - 600                                2       1,127,000.00         1.20         563,500           7.404          1.875
626 - 650                                6       2,821,417.29         3.00         470,236           8.084          1.579
651 - 675                                6       8,091,000.00         8.60       1,348,500           8.714          2.048
676 - 700                               16      14,595,141.12        15.51         912,196           8.338          1.876
701 - 725                               22      36,265,019.00        38.53       1,648,410           8.525          2.045
726 - 750                               12       6,828,287.12         7.26         569,024           8.150          1.870
751 - 775                               17      11,085,915.93        11.78         652,113           7.771          1.813
776 - 800                               12       8,897,550.63         9.45         741,463           8.167          2.120
801 - 825                                6       2,665,139.95         2.83         444,190           7.640          1.617
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                 101      94,111,721.04       100.00         931,799           8.303          1.953
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 577
Maximum: 815
Weighted Average: 720
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                                  Weighted
                                  Weighted         Average        Weighted                        Weighted       Weighted
                                   Average          Months         Average        Weighted         Average        Average
FICO                               Maximum              to        Original         Average         Current      Effective
Score                                 Rate            Roll            Term       Seasoning             LTV            LTV
-----------------------------------------------------------------------------------------------------------------------------------
= 0                                 13.234               1             300               3           80.07          71.62
576 - 600                           12.881               1             300               2           76.67          76.67
626 - 650                           13.129               1             300               2           86.53          65.30
651 - 675                           13.721               3             300               1           74.64          64.32
676 - 700                           13.370               2             300               2           88.49          55.86
701 - 725                           13.588               2             300               2           92.45          44.78
726 - 750                           13.298               2             300               2           89.09          67.75
751 - 775                           13.011               1             300               2           71.31          62.98
776 - 800                           13.293               1             300               2           77.26          66.96
801 - 825                           12.830               1             300               2           84.14          74.46
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              13.399               2             300               2           85.31          56.42
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 577
Maximum: 815
Weighted Average: 720
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                   Percent         Percent
FICO                               Cashout           Owner
Score                                 Refi        Occupied
------------------------------------------------------------
= 0                                    0.0           100.0
576 - 600                              4.6           100.0
626 - 650                              0.0           100.0
651 - 675                             65.3             9.7
676 - 700                             63.9            81.5
701 - 725                             12.1            64.7
726 - 750                             18.0            97.7
751 - 775                              9.7            80.2
776 - 800                              1.1            88.8
801 - 825                              0.0            74.0
------------------------------------------------------------
Total:                                22.8            71.5
------------------------------------------------------------
Minimum: 577
Maximum: 815
Weighted Average: 720
------------------------------------------------------------

_______________________________________________________________________________
This information has been prepared in connection with the issuance of securities representing beneficial interest in the above trust, the assets of which consist of Mortgage Loans described herein, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of Mortgage Loans underlying these securities. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE
MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH
OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS. ANY CAPITALIZED TERMS USED
BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus. To Our Readers Worldwide:
In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd.
representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

10 Year Adjustable Rate IO Collateral                                              MORGAN STANLEY DEAN WITTER CAPITAL I 2001-1 TRUST
                                                                                                                         101 records
All records                                                                                                      Balance: 94,111,721
====================================================================================================================================

                                               Number                            % of
                                                   of           Total           Total         Average       Weighted        Weighted
                                             Mortgage         Current         Current         Current        Average         Average
Index Type                                      Loans         Balance         Balance         Balance         Coupon          Margin
-----------------------------------------------------------------------------------------------------------------------------------
Libor - 1Month (monthly adjust)                    40       46,237,077.73       49.13       1,155,927          8.475           1.868
Libor - 6Month (semi-annual adjust)                12       24,092,300.00       25.60       2,007,692          8.747           2.087
Treasury - 1Year (monthly adjust)                  41       21,234,958.55       22.56         517,926          7.457           1.964
Treasury - 1Year (semi-annual adjust)               8        2,547,384.76        2.71         318,423          8.031           2.130
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            101       94,111,721.04      100.00         931,799          8.303           1.953
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                                             Weighted
                                             Weighted         Average        Weighted                       Weighted        Weighted
                                              Average          Months         Average        Weighted        Average         Average
                                              Maximum              to        Original         Average        Current       Effective
Index Type                                       Rate            Roll            Term       Seasoning            LTV             LTV
-----------------------------------------------------------------------------------------------------------------------------------
Libor - 1Month (monthly adjust)                13.465               1             300               3          86.91           45.73
Libor - 6Month (semi-annual adjust)            13.747               4             300               2          84.01           60.83
Treasury - 1Year (monthly adjust)              12.903               1             300               2          84.80           72.52
Treasury - 1Year (semi-annual adjust)          13.031               5             300               1          72.63           74.46
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                         13.399               2             300               2          85.31           56.42
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                              Percent         Percent
                                              Cashout           Owner
Index Type                                       Refi        Occupied
---------------------------------------------------------------------
Libor - 1Month (monthly adjust)                  25.1            67.9
Libor - 6Month (semi-annual adjust)              34.0            66.7
Treasury - 1Year (monthly adjust)                 7.6            81.1
Treasury - 1Year (semi-annual adjust)             2.0           100.0
---------------------------------------------------------------------
Total:                                           22.8            71.5
---------------------------------------------------------------------

_______________________________________________________________________________
This information has been prepared in connection with the issuance of securities representing beneficial interest in the above trust, the assets of which consist of Mortgage Loans described herein, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of Mortgage Loans underlying these securities. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE
MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH
OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS. ANY CAPITALIZED TERMS USED
BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus. To Our Readers Worldwide:
In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd.
representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


5 Year Fixed IO Collateral                                                        MORGAN STANLEY DEAN WITTER CAPITAL I 2001-1 TRUST
                                                                                                                        455 records
All records                                                                                                    Balance: 146,354,943
===================================================================================================================================

                                          Number                            % of
                                              of           Total           Total        Average        Weighted        Weighted
                                        Mortgage         Current         Current        Current         Average         Average
Current Mortgage Rates (%)                 Loans         Balance         Balance        Balance          Coupon          Margin
-----------------------------------------------------------------------------------------------------------------------------------
6.751 - 7.000                                 22       4,842,888.00         3.31        220,131           6.992           2.000
7.001 - 7.250                                 50      13,044,525.00         8.91        260,891           7.204           2.000
7.251 - 7.500                                 29       7,909,830.50         5.40        272,753           7.440           2.000
7.501 - 7.750                                 40      11,339,839.87         7.75        283,496           7.699           2.000
7.751 - 8.000                                173      50,548,096.59        34.54        292,186           7.965           2.000
8.001 - 8.250                                102      41,940,407.03        28.66        411,180           8.156           2.000
8.251 - 8.500                                 37      14,701,943.56        10.05        397,350           8.442           2.000
8.501 - 8.750                                  2       2,027,412.86         1.39      1,013,706           8.625           2.000
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                       455     146,354,943.41       100.00        321,659           7.928           2.000
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 6.8750
Maximum: 8.6250
Weighted Average: 7.9278
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                                        Weighted
                                        Weighted         Average        Weighted                       Weighted        Weighted
                                         Average          Months         Average       Weighted         Average         Average
                                         Maximum              to        Original        Average         Current       Effective
Current Mortgage Rates (%)                  Rate            Roll            Term      Seasoning             LTV             LTV
-----------------------------------------------------------------------------------------------------------------------------------
6.751 - 7.000                             12.992              60             360              0           86.92           70.62
7.001 - 7.250                             13.204              60             360              0           84.38           68.79
7.251 - 7.500                             13.440              59             360              1           74.61           65.72
7.501 - 7.750                             13.699              59             360              1           90.28           71.77
7.751 - 8.000                             13.965              58             360              2           84.38           68.71
8.001 - 8.250                             14.156              58             360              2           85.01           67.74
8.251 - 8.500                             14.442              55             360              5           85.54           71.81
8.501 - 8.750                             14.625              57             360              3           68.38           64.80
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                    13.928              58             360              2           84.47           68.84
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 6.8750
Maximum: 8.6250
Weighted Average: 7.9278
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                         Percent         Percent
                                         Cashout           Owner
Current Mortgage Rates (%)                  Refi        Occupied
----------------------------------------------------------------
6.751 - 7.000                               23.3            86.7
7.001 - 7.250                               22.6            69.0
7.251 - 7.500                                6.3            86.1
7.501 - 7.750                               19.7            75.5
7.751 - 8.000                               10.6            79.7
8.001 - 8.250                               17.8            77.0
8.251 - 8.500                               20.8            85.5
8.501 - 8.750                                0.0           100.0
----------------------------------------------------------------
Total:                                      15.5            79.1
----------------------------------------------------------------
Minimum: 6.8750
Maximum: 8.6250
Weighted Average: 7.9278
----------------------------------------------------------------



                                          Number                            % of
                                              of           Total           Total        Average        Weighted        Weighted
Current Mortgage Loan                   Mortgage         Current         Current        Current         Average         Average
Principal Balance ($)                      Loans         Balance         Balance        Balance          Coupon          Margin
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                               8         335,976.67         0.23         41,997           8.000           2.000
50,000.01 - 100,000.00                        63       4,833,303.56         3.30         76,719           7.771           2.000
100,000.01 - 150,000.00                       72       9,135,175.68         6.24        126,877           7.895           2.000
150,000.01 - 200,000.00                       57      10,027,969.31         6.85        175,929           7.853           2.000
200,000.01 - 250,000.00                       45      10,078,855.60         6.89        223,975           7.823           2.000
250,000.01 - 300,000.00                       41      11,332,496.95         7.74        276,402           7.659           2.000
300,000.01 - 350,000.00                       26       8,402,520.17         5.74        323,174           7.888           2.000
350,000.01 - 400,000.00                       25       9,453,583.01         6.46        378,143           7.910           2.000
400,000.01 - 450,000.00                       23       9,805,263.77         6.70        426,316           7.927           2.000
450,000.01 - 500,000.00                       20       9,662,433.55         6.60        483,122           7.936           2.000
500,000.01 - 750,000.00                       46      28,654,420.18        19.58        622,922           7.956           2.000
750,000.01 - 1,000,000.00                     15      13,583,157.00         9.28        905,544           7.931           2.000
1,000,000.01 - 1,250,000.00                    2       2,233,714.00         1.53      1,116,857           7.819           2.000
1,250,000.01 - 1,500,000.00                    8      11,031,073.96         7.54      1,378,884           8.226           2.000
1,750,000.01 - 2,000,000.00                    4       7,785,000.00         5.32      1,946,250           8.240           2.000
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                       455     146,354,943.41       100.00        321,659           7.928           2.000
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 30,000
Maximum: 2,000,000
Average: 321,659
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                                        Weighted
                                        Weighted         Average        Weighted                       Weighted        Weighted
                                         Average          Months         Average       Weighted         Average         Average
Current Mortgage Loan                    Maximum              to        Original        Average         Current       Effective
Principal Balance ($)                       Rate            Roll            Term      Seasoning             LTV             LTV
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                          14.000              57             360              3           68.29           58.94
50,000.01 - 100,000.00                    13.771              58             360              2           73.73           64.57
100,000.01 - 150,000.00                   13.895              58             360              2           84.15           70.40
150,000.01 - 200,000.00                   13.853              58             360              2           80.87           68.43
200,000.01 - 250,000.00                   13.823              58             360              2           87.80           69.47
250,000.01 - 300,000.00                   13.659              59             360              1           86.02           69.63
300,000.01 - 350,000.00                   13.888              58             360              2           82.88           70.24
350,000.01 - 400,000.00                   13.910              58             360              2           89.26           73.29
400,000.01 - 450,000.00                   13.927              58             360              2           85.23           69.47
450,000.01 - 500,000.00                   13.936              58             360              2           87.92           67.55
500,000.01 - 750,000.00                   13.956              58             360              2           89.61           71.80
750,000.01 - 1,000,000.00                 13.931              59             360              1           83.28           67.10
1,000,000.01 - 1,250,000.00               13.819              58             360              2           73.57           58.34
1,250,000.01 - 1,500,000.00               14.226              58             360              2           78.54           67.28
1,750,000.01 - 2,000,000.00               14.240              59             360              1           75.63           59.79
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                    13.928              58             360              2           84.47           68.84
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 30,000
Maximum: 2,000,000
Average: 321,659
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                         Percent         Percent
Current Mortgage Loan                    Cashout           Owner
Principal Balance ($)                       Refi        Occupied
----------------------------------------------------------------
0.01 - 50,000.00                            26.0            86.6
50,000.01 - 100,000.00                      18.6            62.4
100,000.01 - 150,000.00                     24.5            78.4
150,000.01 - 200,000.00                     16.1            77.1
200,000.01 - 250,000.00                      4.6            78.2
250,000.01 - 300,000.00                     12.0            85.3
300,000.01 - 350,000.00                     30.7            81.1
350,000.01 - 400,000.00                     12.0            71.9
400,000.01 - 450,000.00                      8.8            86.9
450,000.01 - 500,000.00                      4.9            79.8
500,000.01 - 750,000.00                      8.1            74.6
750,000.01 - 1,000,000.00                   28.2            81.2
1,000,000.01 - 1,250,000.00                  0.0           100.0
1,250,000.01 - 1,500,000.00                 25.4            88.2
1,750,000.01 - 2,000,000.00                 25.7            74.3
----------------------------------------------------------------
Total:                                      15.5            79.1
----------------------------------------------------------------
Minimum: 30,000
Maximum: 2,000,000
Average: 321,659

_______________________________________________________________________________
This information has been prepared in connection with the issuance of securities representing beneficial interest in the above trust, the assets of which consist of Mortgage Loans described herein, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of Mortgage Loans underlying these securities. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE
MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH
OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS. ANY CAPITALIZED TERMS USED
BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus. To Our Readers Worldwide:
In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd.
representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

5 Year Fixed IO Collateral                                                        MORGAN STANLEY DEAN WITTER CAPITAL I 2001-1 TRUST
                                                                                                                        455 records
All records                                                                                                    Balance: 146,354,943
===================================================================================================================================

                                    Number                           % of
                                        of          Total           Total         Average        Weighted        Weighted
Current                           Mortgage        Current         Current         Current         Average         Average
Loan-to-Value Ratio (%)              Loans        Balance         Balance         Balance          Coupon          Margin
-----------------------------------------------------------------------------------------------------------------------------------
<= 50.00                                34      9,402,650.41         6.42         276,549           7.826           2.000
50.01 - 55.00                           11      3,602,024.89         2.46         327,457           8.007           2.000
55.01 - 60.00                            8      3,886,166.07         2.66         485,771           7.969           2.000
60.01 - 65.00                           18      5,066,232.32         3.46         281,457           8.099           2.000
65.01 - 70.00                           23      5,139,483.16         3.51         223,456           7.921           2.000
70.01 - 75.00                           18      6,394,725.12         4.37         355,263           7.998           2.000
75.01 - 80.00                          124     36,918,996.12        25.23         297,734           7.911           2.000
80.01 - 85.00                            3        673,833.45         0.46         224,611           8.000           2.000
85.01 - 90.00                            6      3,600,358.34         2.46         600,060           8.003           2.000
90.01 - 95.00                            7      3,530,376.49         2.41         504,339           8.070           2.000
95.01 - 100.00                         202     67,907,097.04        46.40         336,174           7.913           2.000
100.01 >=                                1        233,000.00         0.16         233,000           8.000           2.000
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                 455    146,354,943.41       100.00         321,659           7.928           2.000
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 12.69
Maximum: 105.43
Weighted Average: 84.47
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                                 Weighted
                                  Weighted        Average        Weighted                        Weighted        Weighted
                                   Average         Months         Average        Weighted         Average         Average
Current                            Maximum             to        Original         Average         Current       Effective
Loan-to-Value Ratio (%)               Rate           Roll            Term       Seasoning             LTV             LTV
-----------------------------------------------------------------------------------------------------------------------------------
<= 50.00                            13.826             58             360               2           41.09           41.43
50.01 - 55.00                       14.007             57             360               3           52.94           53.31
55.01 - 60.00                       13.969             59             360               1           56.60           57.37
60.01 - 65.00                       14.099             58             360               2           63.51           63.88
65.01 - 70.00                       13.921             58             360               2           67.88           67.88
70.01 - 75.00                       13.998             57             360               3           73.37           72.57
75.01 - 80.00                       13.911             58             360               2           79.29           79.15
80.01 - 85.00                       14.000             57             360               3           83.02           68.31
85.01 - 90.00                       14.003             58             360               2           88.65           61.19
90.01 - 95.00                       14.070             59             360               1           93.15           61.08
95.01 - 100.00                      13.913             58             360               2           99.70           69.38
100.01 >=                           14.000             57             360               3          105.43           75.43
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              13.928             58             360               2           84.47           68.84
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 12.69
Maximum: 105.43
Weighted Average: 84.47
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                   Percent        Percent
Current                            Cashout          Owner
Loan-to-Value Ratio (%)               Refi       Occupied
----------------------------------------------------------------
<= 50.00                              32.3           78.7
50.01 - 55.00                         31.3           91.4
55.01 - 60.00                         68.0           39.9
60.01 - 65.00                         14.1           90.0
65.01 - 70.00                         20.9           94.3
70.01 - 75.00                         48.0           83.5
75.01 - 80.00                         22.4           84.0
80.01 - 85.00                          0.0           56.7
85.01 - 90.00                          4.4          100.0
90.01 - 95.00                          0.0           87.3
95.01 - 100.00                         3.8           74.6
100.01 >=                              0.0            0.0
----------------------------------------------------------------
Total:                                15.5           79.1
----------------------------------------------------------------
Minimum: 12.69
Maximum: 105.43
Weighted Average: 84.47
----------------------------------------------------------------


                                    Number                           % of
                                        of          Total           Total         Average        Weighted        Weighted
                                  Mortgage        Current         Current         Current         Average         Average
Margin (%)                           Loans        Balance         Balance         Balance          Coupon          Margin
-----------------------------------------------------------------------------------------------------------------------------------
2.000                                  455    146,354,943.41       100.00         321,659           7.928           2.000
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                 455    146,354,943.41       100.00         321,659           7.928           2.000
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 2.0000
Maximum: 2.0000
Weighted Average: 2.0000
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                                 Weighted
                                  Weighted        Average        Weighted                        Weighted        Weighted
                                   Average         Months         Average        Weighted         Average         Average
                                   Maximum             to        Original         Average         Current       Effective
Margin (%)                            Rate           Roll            Term       Seasoning             LTV             LTV
-----------------------------------------------------------------------------------------------------------------------------------
2.000                               13.928             58             360               2           84.47           68.84
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              13.928             58             360               2           84.47           68.84
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 2.0000
Maximum: 2.0000
Weighted Average: 2.0000
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                   Percent        Percent
                                   Cashout          Owner
Margin (%)                            Refi       Occupied
----------------------------------------------------------------
2.000                                 15.5           79.1
----------------------------------------------------------------
Total:                                15.5           79.1
----------------------------------------------------------------
Minimum: 2.0000
Maximum: 2.0000
Weighted Average: 2.0000
----------------------------------------------------------------


_______________________________________________________________________________
This information has been prepared in connection with the issuance of securities representing beneficial interest in the above trust, the assets of which consist of Mortgage Loans described herein, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of Mortgage Loans underlying these securities. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE
MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH
OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS. ANY CAPITALIZED TERMS USED
BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus. To Our Readers Worldwide:
In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd.
representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

5 Year Fixed IO Collateral                                                        MORGAN STANLEY DEAN WITTER CAPITAL I 2001-1 TRUST
                                                                                                                        455 records
All records                                                                                                    Balance: 146,354,943
===================================================================================================================================

                                     Number                           % of
                                         of          Total           Total         Average        Weighted        Weighted
                                   Mortgage        Current         Current         Current         Average         Average
Initial Periodic Cap (%)              Loans        Balance         Balance         Balance          Coupon          Margin
-----------------------------------------------------------------------------------------------------------------------------------
0.000                                   455     146,354,943.41      100.00         321,659           7.928           2.000
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                  455     146,354,943.41      100.00         321,659           7.928           2.000
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 0.0000
Maximum: 0.0000
Weighted Average: 0.0000
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                                  Weighted
                                   Weighted        Average        Weighted                        Weighted        Weighted
                                    Average         Months         Average        Weighted         Average         Average
                                    Maximum             to        Original         Average         Current       Effective
Initial Periodic Cap (%)               Rate           Roll            Term       Seasoning             LTV             LTV
-----------------------------------------------------------------------------------------------------------------------------------
0.000                                13.928             58             360               2           84.47           68.84
-----------------------------------------------------------------------------------------------------------------------------------
Total:                               13.928             58             360               2           84.47           68.84
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 0.0000
Maximum: 0.0000
Weighted Average: 0.0000
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                    Percent        Percent
                                    Cashout          Owner
Initial Periodic Cap (%)               Refi       Occupied
----------------------------------------------------------------
0.000                                  15.5           79.1
----------------------------------------------------------------
Total:                                 15.5           79.1
----------------------------------------------------------------
Minimum: 0.0000
Maximum: 0.0000
Weighted Average: 0.0000
----------------------------------------------------------------



                                     Number                           % of
                                         of          Total           Total         Average        Weighted        Weighted
                                   Mortgage        Current         Current         Current         Average         Average
Periodic Cap (%)                      Loans        Balance         Balance         Balance          Coupon          Margin
-----------------------------------------------------------------------------------------------------------------------------------
2.000                                   455     146,354,943.41      100.00         321,659           7.928           2.000
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                  455     146,354,943.41      100.00         321,659           7.928           2.000
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 2.0000
Maximum: 2.0000
Weighted Average: 2.0000
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                                  Weighted
                                   Weighted        Average        Weighted                        Weighted        Weighted
                                    Average         Months         Average        Weighted         Average         Average
                                    Maximum             to        Original         Average         Current       Effective
Periodic Cap (%)                       Rate           Roll            Term       Seasoning             LTV             LTV
-----------------------------------------------------------------------------------------------------------------------------------
2.000                                13.928             58             360               2           84.47           68.84
-----------------------------------------------------------------------------------------------------------------------------------
Total:                               13.928             58             360               2           84.47           68.84
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 2.0000
Maximum: 2.0000
Weighted Average: 2.0000
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                    Percent        Percent
                                    Cashout          Owner
Periodic Cap (%)                       Refi       Occupied
----------------------------------------------------------------
2.000                                  15.5           79.1
----------------------------------------------------------------
Total:                                 15.5           79.1
----------------------------------------------------------------
Minimum: 2.0000
Maximum: 2.0000
Weighted Average: 2.0000
----------------------------------------------------------------



                                     Number                           % of
                                         of          Total           Total         Average        Weighted        Weighted
                                   Mortgage        Current         Current         Current         Average         Average
Maximum Mortgage Rates (%)            Loans        Balance         Balance         Balance          Coupon          Margin
-----------------------------------------------------------------------------------------------------------------------------------
12.751 - 13.000                          22      4,842,888.00         3.31         220,131           6.992           2.000
13.001 - 13.250                          50     13,044,525.00         8.91         260,891           7.204           2.000
13.251 - 13.500                          29      7,909,830.50         5.40         272,753           7.440           2.000
13.501 - 13.750                          40     11,339,839.87         7.75         283,496           7.699           2.000
13.751 - 14.000                         173     50,548,096.59        34.54         292,186           7.965           2.000
14.001 - 14.250                         102     41,940,407.03        28.66         411,180           8.156           2.000
14.251 - 14.500                          37     14,701,943.56        10.05         397,350           8.442           2.000
14.501 - 14.750                           2      2,027,412.86         1.39       1,013,706           8.625           2.000
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                  455    146,354,943.41       100.00         321,659           7.928           2.000
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 12.8750
Maximum: 14.6250
Weighted Average: 13.9278
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                                  Weighted
                                   Weighted        Average        Weighted                        Weighted        Weighted
                                    Average         Months         Average        Weighted         Average         Average
                                    Maximum             to        Original         Average         Current       Effective
Maximum Mortgage Rates (%)             Rate           Roll            Term       Seasoning             LTV             LTV
-----------------------------------------------------------------------------------------------------------------------------------
12.751 - 13.000                      12.992           60             360               0             86.92           70.62
13.001 - 13.250                      13.204           60             360               0             84.38           68.79
13.251 - 13.500                      13.440           59             360               1             74.61           65.72
13.501 - 13.750                      13.699           59             360               1             90.28           71.77
13.751 - 14.000                      13.965           58             360               2             84.38           68.71
14.001 - 14.250                      14.156           58             360               2             85.01           67.74
14.251 - 14.500                      14.442           55             360               5             85.54           71.81
14.501 - 14.750                      14.625           57             360               3             68.38           64.80
-----------------------------------------------------------------------------------------------------------------------------------
Total:                               13.928           58             360               2             84.47           68.84
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 12.8750
Maximum: 14.6250
Weighted Average: 13.9278
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                    Percent        Percent
                                    Cashout          Owner
Maximum Mortgage Rates (%)             Refi       Occupied
----------------------------------------------------------------
12.751 - 13.000                        23.3           86.7
13.001 - 13.250                        22.6           69.0
13.251 - 13.500                         6.3           86.1
13.501 - 13.750                        19.7           75.5
13.751 - 14.000                        10.6           79.7
14.001 - 14.250                        17.8           77.0
14.251 - 14.500                        20.8           85.5
14.501 - 14.750                         0.0          100.0
----------------------------------------------------------------
Total:                                 15.5           79.1
----------------------------------------------------------------
Minimum: 12.8750
Maximum: 14.6250
Weighted Average: 13.9278
----------------------------------------------------------------

_______________________________________________________________________________
This information has been prepared in connection with the issuance of securities representing beneficial interest in the above trust, the assets of which consist of Mortgage Loans described herein, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of Mortgage Loans underlying these securities. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE
MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH
OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS. ANY CAPITALIZED TERMS USED
BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus. To Our Readers Worldwide:
In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd.
representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

5 Year Fixed IO Collateral                                                        MORGAN STANLEY DEAN WITTER CAPITAL I 2001-1 TRUST
                                                                                                                        455 records
All records                                                                                                    Balance: 146,354,943
===================================================================================================================================

                                        Number                            % of
                                            of           Total           Total         Average       Weighted        Weighted
                                      Mortgage         Current         Current         Current        Average         Average
Month of Next Rate Adjustment            Loans         Balance         Balance         Balance         Coupon          Margin
-----------------------------------------------------------------------------------------------------------------------------------
2005-01-01                                   1         104,000.00         0.07         104,000          8.000           2.000
2005-02-01                                   4         756,500.00         0.52         189,125          8.252           2.000
2005-03-01                                  10       2,253,164.46         1.54         225,316          8.364           2.000
2005-04-01                                   8       1,799,801.23         1.23         224,975          8.460           2.000
2005-05-01                                   2         506,106.27         0.35         253,053          8.500           2.000
2005-07-01                                   1         499,974.49         0.34         499,974          8.500           2.000
2005-10-01                                   1         452,200.00         0.31         452,200          8.250           2.000
2005-11-01                                 100      30,016,047.05        20.51         300,160          8.166           2.000
2005-12-01                                 112      39,460,697.75        26.96         352,328          8.123           2.000
2006-01-01                                 114      41,211,469.16        28.16         361,504          7.888           2.000
2006-02-01                                 102      29,294,983.00        20.02         287,206          7.377           2.000
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                     455     146,354,943.41       100.00         321,659          7.928           2.000
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 2005-01-01
Maximum: 2006-02-01
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                                      Weighted
                                      Weighted         Average        Weighted                       Weighted        Weighted
                                       Average          Months         Average        Weighted        Average         Average
                                       Maximum              to        Original         Average        Current       Effective
Month of Next Rate Adjustment             Rate            Roll            Term       Seasoning            LTV             LTV
-----------------------------------------------------------------------------------------------------------------------------------
2005-01-01                              14.000              47             360              13         100.00           70.00
2005-02-01                              14.252              48             360              12          91.75           66.51
2005-03-01                              14.364              49             360              11          77.69           69.54
2005-04-01                              14.460              50             360              10          88.67           69.41
2005-05-01                              14.500              51             360               9          72.63           72.69
2005-07-01                              14.500              53             360               7          99.99           70.00
2005-10-01                              14.250              56             360               4          42.74           42.74
2005-11-01                              14.166              57             360               3          81.89           68.37
2005-12-01                              14.123              58             360               2          87.34           70.99
2006-01-01                              13.888              59             360               1          85.26           68.09
2006-02-01                              13.377              60             360               0          82.75           67.73
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                  13.928              58             360               2          84.47           68.84
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 2005-01-01
Maximum: 2006-02-01
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                       Percent         Percent
                                       Cashout           Owner
Month of Next Rate Adjustment             Refi        Occupied
----------------------------------------------------------------
2005-01-01                                 0.0           100.0
2005-02-01                                15.9           100.0
2005-03-01                                44.9            77.5
2005-04-01                                 0.0           100.0
2005-05-01                               100.0           100.0
2005-07-01                                 0.0           100.0
2005-10-01                                 0.0           100.0
2005-11-01                                10.9            80.8
2005-12-01                                12.4            75.5
2006-01-01                                12.8            85.2
2006-02-01                                25.9            70.7
----------------------------------------------------------------
Total:                                    15.5            79.1
----------------------------------------------------------------
Minimum: 2005-01-01
Maximum: 2006-02-01



                                        Number                            % of
                                            of              Total        Total         Average       Weighted        Weighted
                                      Mortgage            Current      Current         Current        Average         Average
Months to Next Rate Adjustment           Loans            Balance      Balance         Balance         Coupon          Margin
-----------------------------------------------------------------------------------------------------------------------------------
47                                           1         104,000.00         0.07         104,000          8.000           2.000
48                                           4         756,500.00         0.52         189,125          8.252           2.000
49                                          10       2,253,164.46         1.54         225,316          8.364           2.000
50                                           8       1,799,801.23         1.23         224,975          8.460           2.000
51                                           2         506,106.27         0.35         253,053          8.500           2.000
53                                           1         499,974.49         0.34         499,974          8.500           2.000
56                                           1         452,200.00         0.31         452,200          8.250           2.000
57                                         100      30,016,047.05        20.51         300,160          8.166           2.000
58                                         112      39,460,697.75        26.96         352,328          8.123           2.000
59                                         114      41,211,469.16        28.16         361,504          7.888           2.000
60                                         102      29,294,983.00        20.02         287,206          7.377           2.000
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                     455     146,354,943.41       100.00         321,659          7.928           2.000
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 47
Maximum: 60
Weighted Average: 58
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                                      Weighted
                                      Weighted         Average        Weighted                       Weighted        Weighted
                                       Average          Months         Average        Weighted        Average         Average
                                       Maximum              to        Original         Average        Current       Effective
Months to Next Rate Adjustment            Rate            Roll            Term       Seasoning            LTV             LTV
-----------------------------------------------------------------------------------------------------------------------------------
47                                      14.000              47             360              13         100.00           70.00
48                                      14.252              48             360              12          91.75           66.51
49                                      14.364              49             360              11          77.69           69.54
50                                      14.460              50             360              10          88.67           69.41
51                                      14.500              51             360               9          72.63           72.69
53                                      14.500              53             360               7          99.99           70.00
56                                      14.250              56             360               4          42.74           42.74
57                                      14.166              57             360               3          81.89           68.37
58                                      14.123              58             360               2          87.34           70.99
59                                      13.888              59             360               1          85.26           68.09
60                                      13.377              60             360               0          82.75           67.73
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                  13.928              58             360               2          84.47           68.84
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 47
Maximum: 60
Weighted Average: 58
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                       Percent         Percent
                                       Cashout           Owner
Months to Next Rate Adjustment            Refi        Occupied
----------------------------------------------------------------
47                                         0.0           100.0
48                                        15.9           100.0
49                                        44.9            77.5
50                                         0.0           100.0
51                                       100.0           100.0
53                                         0.0           100.0
56                                         0.0           100.0
57                                        10.9            80.8
58                                        12.4            75.5
59                                        12.8            85.2
60                                        25.9            70.7
----------------------------------------------------------------
Total:                                    15.5            79.1
----------------------------------------------------------------
Minimum: 47
Maximum: 60
Weighted Average: 58
----------------------------------------------------------------

_______________________________________________________________________________
This information has been prepared in connection with the issuance of securities representing beneficial interest in the above trust, the assets of which consist of Mortgage Loans described herein, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of Mortgage Loans underlying these securities. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE
MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH
OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS. ANY CAPITALIZED TERMS USED
BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus. To Our Readers Worldwide:
In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd.
representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

5 Year Fixed IO Collateral                                                        MORGAN STANLEY DEAN WITTER CAPITAL I 2001-1 TRUST
                                                                                                                        455 records
All records                                                                                                    Balance: 146,354,943
===================================================================================================================================

                                Number                            % of
Geographic                          of           Total           Total         Average       Weighted        Weighted
Distribution                  Mortgage         Current         Current         Current        Average         Average
by Balance                       Loans         Balance         Balance         Balance         Coupon          Margin
-----------------------------------------------------------------------------------------------------------------------------------
California                         103      45,713,865.52        31.23         443,824          7.953           2.000
New York                            32      11,929,959.36         8.15         372,811          7.966           2.000
Florida                             56      11,512,102.27         7.87         205,573          7.843           2.000
New Jersey                          23       8,749,228.66         5.98         380,401          7.784           2.000
Colorado                            20       8,655,295.25         5.91         432,765          7.988           2.000
Virginia                            12       5,866,285.50         4.01         488,857          8.014           2.000
Texas                               22       5,083,755.44         3.47         231,080          7.893           2.000
Illinois                            17       4,986,808.33         3.41         293,342          7.827           2.000
Nevada                               7       3,930,645.72         2.69         561,521          8.167           2.000
Georgia                             12       3,474,426.27         2.37         289,536          7.997           2.000
Pennsylvania                        10       3,259,046.49         2.23         325,905          8.097           2.000
Maryland                             9       2,766,000.00         1.89         307,333          7.963           2.000
Hawaii                               5       2,647,200.00         1.81         529,440          7.926           2.000
North Carolina                      10       2,353,281.88         1.61         235,328          7.903           2.000
Massachusetts                       10       2,305,259.78         1.58         230,526          7.888           2.000
Louisiana                            9       1,871,743.55         1.28         207,972          7.631           2.000
Ohio                                11       1,860,051.18         1.27         169,096          7.970           2.000
South Carolina                       6       1,720,000.00         1.18         286,667          7.793           2.000
Oregon                               6       1,567,850.00         1.07         261,308          7.592           2.000
Arizona                              7       1,564,250.00         1.07         223,464          8.001           2.000
Michigan                             7       1,417,200.00         0.97         202,457          8.054           2.000
Indiana                              3       1,399,100.00         0.96         466,367          7.828           2.000
Oklahoma                             4       1,337,983.00         0.91         334,496          7.865           2.000
Montana                              1       1,306,250.00         0.89       1,306,250          8.375           2.000
New Hampshire                        2       1,074,000.00         0.73         537,000          8.049           2.000
Washington                           5       1,065,536.32         0.73         213,107          8.212           2.000
Alabama                              5         943,900.00         0.64         188,780          7.890           2.000
Tennessee                            5         721,420.00         0.49         144,284          7.576           2.000
New Mexico                           3         674,800.00         0.46         224,933          7.667           2.000
Missouri                             5         533,888.65         0.36         106,778          8.001           2.000
Maine                                2         505,830.00         0.35         252,915          7.637           2.000
Wisconsin                            4         450,534.98         0.31         112,634          7.667           2.000
Connecticut                          3         437,400.00         0.30         145,800          7.552           2.000
Minnesota                            3         372,749.33         0.25         124,250          8.000           2.000
Arkansas                             2         354,000.00         0.24         177,000          7.624           2.000
Utah                                 3         326,003.85         0.22         108,668          7.881           2.000
Wyoming                              1         259,000.00         0.18         259,000          8.000           2.000
Kentucky                             1         230,000.00         0.16         230,000          8.250           2.000
Idaho                                1         220,000.00         0.15         220,000          7.250           2.000
Rhode Island                         1         220,000.00         0.15         220,000          8.125           2.000
Delaware                             2         187,992.08         0.13          93,996          7.843           2.000
Mississippi                          2         171,300.00         0.12          85,650          7.772           2.000
South Dakota                         1         160,000.00         0.11         160,000          7.125           2.000
Kansas                               1         115,000.00         0.08         115,000          7.125           2.000
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                              Weighted
                              Weighted         Average        Weighted                       Weighted        Weighted
Geographic                     Average          Months         Average        Weighted        Average         Average
Distribution                   Maximum              to        Original         Average        Current       Effective
by Balance                        Rate            Roll            Term       Seasoning            LTV             LTV
-----------------------------------------------------------------------------------------------------------------------------------
California                      13.953              58             360               2          82.23           67.44
New York                        13.966              58             360               2          79.44           69.20
Florida                         13.843              58             360               2          88.02           70.82
New Jersey                      13.784              58             360               2          85.45           70.77
Colorado                        13.988              58             360               2          78.25           65.71
Virginia                        14.014              58             360               2          92.47           68.30
Texas                           13.893              57             360               3          92.10           71.10
Illinois                        13.827              58             360               2          73.64           62.68
Nevada                          14.167              57             360               3          91.61           64.86
Georgia                         13.997              58             360               2          83.55           76.95
Pennsylvania                    14.097              57             360               3          80.95           74.60
Maryland                        13.963              57             360               3          89.61           72.81
Hawaii                          13.926              59             360               1          97.60           70.21
North Carolina                  13.903              57             360               3          89.25           67.59
Massachusetts                   13.888              59             360               1          83.09           68.15
Louisiana                       13.631              59             360               1          86.31           72.87
Ohio                            13.970              57             360               3          86.28           69.37
South Carolina                  13.793              58             360               2          83.32           66.45
Oregon                          13.592              59             360               1          89.38           70.06
Arizona                         14.001              59             360               1          93.61           69.50
Michigan                        14.054              57             360               3          82.92           69.07
Indiana                         13.828              59             360               1          91.17           70.96
Oklahoma                        13.865              58             360               2          78.63           61.08
Montana                         14.375              58             360               2          77.99           77.99
New Hampshire                   14.049              58             360               2          92.10           73.95
Washington                      14.212              55             360               5          94.14           69.96
Alabama                         13.890              59             360               1          94.23           72.83
Tennessee                       13.576              59             360               1          87.13           71.16
New Mexico                      13.667              59             360               1          70.11           70.11
Missouri                        14.001              58             360               2          78.77           68.28
Maine                           13.637              59             360               1          90.17           73.46
Wisconsin                       13.667              59             360               1          85.16           65.41
Connecticut                     13.552              56             360               4         100.00           70.00
Minnesota                       14.000              57             360               3          66.27           66.32
Arkansas                        13.624              59             360               1         100.00           70.00
Utah                            13.881              58             360               2          96.24           69.03
Wyoming                         14.000              59             360               1         100.00           70.00
Kentucky                        14.250              57             360               3         100.00           70.00
Idaho                           13.250              60             360               0         100.00           70.00
Rhode Island                    14.125              57             360               3         100.00           70.00
Delaware                        13.843              59             360               1          99.99           70.00
Mississippi                     13.772              58             360               2          91.50           74.25
South Dakota                    13.125              60             360               0          86.02           56.02
Kansas                          13.125              60             360               0          76.67           76.67
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

Geographic                     Percent         Percent
Distribution                   Cashout           Owner
by Balance                        Refi        Occupied
------------------------------------------------------
California                         9.4            83.9
New York                           6.5            82.4
Florida                            8.2            61.0
New Jersey                        16.6            78.0
Colorado                          32.4            53.5
Virginia                           6.8            90.2
Texas                              0.0            94.1
Illinois                          31.4            78.3
Nevada                             0.0           100.0
Georgia                           45.4           100.0
Pennsylvania                      23.8            84.5
Maryland                          39.0            63.0
Hawaii                             0.0            96.6
North Carolina                    15.1            40.9
Massachusetts                     18.2            88.3
Louisiana                         39.0            90.0
Ohio                              22.5            91.9
South Carolina                    29.2            54.5
Oregon                            30.5            85.1
Arizona                            3.9            71.2
Michigan                           0.0            53.4
Indiana                            0.0           100.0
Oklahoma                          74.7           100.0
Montana                          100.0             0.0
New Hampshire                     39.5           100.0
Washington                         8.0            78.9
Alabama                           28.6            54.1
Tennessee                         21.8            91.7
New Mexico                         0.0           100.0
Missouri                          13.1           100.0
Maine                              0.0             0.0
Wisconsin                          0.0            83.4
Connecticut                        0.0           100.0
Minnesota                         40.2           100.0
Arkansas                           0.0            74.9
Utah                               0.0            35.3
Wyoming                          100.0           100.0
Kentucky                           0.0           100.0
Idaho                              0.0           100.0
Rhode Island                       0.0           100.0
Delaware                           0.0           100.0
Mississippi                        0.0            42.5
South Dakota                     100.0           100.0
Kansas                           100.0           100.0
------------------------------------------------------
Continued...
------------------------------------------------------

_______________________________________________________________________________
This information has been prepared in connection with the issuance of securities representing beneficial interest in the above trust, the assets of which consist of Mortgage Loans described herein, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of Mortgage Loans underlying these securities. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE
MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH
OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS. ANY CAPITALIZED TERMS USED
BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus. To Our Readers Worldwide:
In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd.
representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

5 Year Fixed IO Collateral                                                        MORGAN STANLEY DEAN WITTER CAPITAL I 2001-1 TRUST
                                                                                                                        455 records
All records                                                                                                    Balance: 146,354,943
===================================================================================================================================

                                        Number                            % of
Geographic                                  of           Total           Total         Average       Weighted        Weighted
Distribution                          Mortgage         Current         Current         Current        Average         Average
by Balance                               Loans         Balance         Balance         Balance         Coupon          Margin
-----------------------------------------------------------------------------------------------------------------------------------
Iowa                                         1          54,000.00         0.04          54,000          7.750           2.000
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                     455     146,354,943.41       100.00         321,659          7.928           2.000
-----------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 45
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                                      Weighted
                                      Weighted         Average        Weighted                       Weighted        Weighted
Geographic                             Average          Months         Average        Weighted        Average         Average
Distribution                           Maximum              to        Original         Average        Current       Effective
by Balance                                Rate            Roll            Term       Seasoning            LTV             LTV
-----------------------------------------------------------------------------------------------------------------------------------
Iowa                                    13.750              59             360               1          79.41           79.41
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                  13.928              58             360               2          84.47           68.84
-----------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 45
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

Geographic                             Percent         Percent
Distribution                           Cashout           Owner
by Balance                                Refi        Occupied
--------------------------------------------------------------
Iowa                                     100.0           100.0
--------------------------------------------------------------
Total:                                    15.5            79.1
--------------------------------------------------------------
Number of States Represented: 45
--------------------------------------------------------------



                                        Number                            % of
                                            of           Total           Total         Average       Weighted        Weighted
                                      Mortgage         Current         Current         Current        Average         Average
Property Type                            Loans         Balance         Balance         Balance         Coupon          Margin
-----------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                    255      83,895,278.11        57.32         329,001          7.943           2.000
PUD                                         98      36,232,903.99        24.76         369,724          7.950           2.000
Condo                                       89      22,392,012.94        15.30         251,596          7.825           2.000
2-4 Family                                  10       3,405,872.93         2.33         340,587          8.022           2.000
Co-op                                        2         243,975.44         0.17         121,988          8.410           2.000
Townhouse                                    1         184,900.00         0.13         184,900          7.000           2.000
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                     455     146,354,943.41       100.00         321,659          7.928           2.000
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                                      Weighted
                                      Weighted         Average        Weighted                       Weighted        Weighted
                                       Average          Months         Average        Weighted        Average         Average
                                       Maximum              to        Original         Average        Current       Effective
Property Type                             Rate            Roll            Term       Seasoning            LTV             LTV
-----------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                 13.943              58             360               2          84.04           68.52
PUD                                     13.950              58             360               2          85.38           69.59
Condo                                   13.825              58             360               2          82.89           69.22
2-4 Family                              14.022              58             360               2          95.35           65.19
Co-op                                   14.410              58             360               2          78.76           78.76
Townhouse                               13.000              60             360               0         100.00           70.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                  13.928              58             360               2          84.47           68.84
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                       Percent         Percent
                                       Cashout           Owner
Property Type                             Refi        Occupied
--------------------------------------------------------------
Single Family Residence                   17.4            80.0
PUD                                       18.1            81.3
Condo                                      6.0            77.1
2-4 Family                                 4.8            43.0
Co-op                                      0.0           100.0
Townhouse                                  0.0           100.0
--------------------------------------------------------------
Total:                                    15.5            79.1
--------------------------------------------------------------



                                        Number                            % of
                                            of           Total           Total         Average       Weighted        Weighted
                                      Mortgage         Current         Current         Current        Average         Average
Occupancy                                Loans         Balance         Balance         Balance         Coupon          Margin
-----------------------------------------------------------------------------------------------------------------------------------
Primary                                    351     115,738,389.33        79.08         329,739          7.936           2.000
Second Home                                 84      27,196,737.34        18.58         323,771          7.896           2.000
Investment                                  20       3,419,816.74         2.34         170,991          7.888           2.000
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                     455     146,354,943.41       100.00         321,659          7.928           2.000
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                                      Weighted
                                      Weighted         Average        Weighted                       Weighted        Weighted
                                       Average          Months         Average        Weighted        Average         Average
                                       Maximum              to        Original         Average        Current       Effective
Occupancy                                 Rate            Roll            Term       Seasoning            LTV             LTV
-----------------------------------------------------------------------------------------------------------------------------------
Primary                                 13.936              58             360               2          84.01           69.10
Second Home                             13.896              58             360               2          85.67           68.98
Investment                              13.888              58             360               2          90.64           58.82
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                  13.928              58             360               2          84.47           68.84
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                       Percent         Percent
                                       Cashout           Owner
Occupancy                                 Refi        Occupied
--------------------------------------------------------------
Primary                                   15.2           100.0
Second Home                               18.4             0.0
Investment                                 3.8             0.0
--------------------------------------------------------------
Total:                                    15.5            79.1
--------------------------------------------------------------

_______________________________________________________________________________
This information has been prepared in connection with the issuance of securities representing beneficial interest in the above trust, the assets of which consist of Mortgage Loans described herein, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of Mortgage Loans underlying these securities. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE
MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH
OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS. ANY CAPITALIZED TERMS USED
BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus. To Our Readers Worldwide:
In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd.
representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

5 Year Fixed IO Collateral                                                        MORGAN STANLEY DEAN WITTER CAPITAL I 2001-1 TRUST
                                                                                                                        455 records
All records                                                                                                    Balance: 146,354,943
===================================================================================================================================

                                  Number                            % of
                                      of           Total           Total         Average       Weighted        Weighted
                                Mortgage         Current         Current         Current        Average         Average
Purpose                            Loans         Balance         Balance         Balance         Coupon          Margin
-----------------------------------------------------------------------------------------------------------------------------------
Purchase                             356     116,709,130.19        79.74         327,835          7.946           2.000
Refinance - Cashout                   72      22,681,455.57        15.50         315,020          7.892           2.000
Refinance - Rate Term                 18       5,016,684.97         3.43         278,705          7.649           2.000
Other                                  7       1,424,772.68         0.97         203,539          7.997           2.000
Home Improvement                       2         522,900.00         0.36         261,450          8.000           2.000
-----------------------------------------------------------------------------------------------------------------------------------
Total:                               455     146,354,943.41       100.00         321,659          7.928           2.000
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                                Weighted
                                Weighted         Average        Weighted                       Weighted        Weighted
                                 Average          Months         Average        Weighted        Average         Average
                                 Maximum              to        Original         Average        Current       Effective
Purpose                             Rate            Roll            Term       Seasoning            LTV             LTV
-----------------------------------------------------------------------------------------------------------------------------------
Purchase                          13.946              58             360               2          88.22           69.56
Refinance - Cashout               13.892              58             360               2          69.48           65.89
Refinance - Rate Term             13.649              59             360               1          69.47           64.50
Other                             13.997              58             360               2          74.65           72.40
Home Improvement                  14.000              59             360               1          67.82           67.83
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            13.928              58             360               2          84.47           68.84
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                 Percent         Percent
                                 Cashout           Owner
Purpose                             Refi        Occupied
--------------------------------------------------------
Purchase                             0.0            78.3
Refinance - Cashout                100.0            77.4
Refinance - Rate Term                0.0            98.7
Other                                0.0            92.5
Home Improvement                     0.0           100.0
--------------------------------------------------------
Total:                              15.5            79.1
--------------------------------------------------------



                                  Number                            % of
                                      of              Total        Total         Average       Weighted        Weighted
                                Mortgage            Current      Current         Current        Average         Average
Documentation Level                Loans            Balance      Balance         Balance         Coupon          Margin
-----------------------------------------------------------------------------------------------------------------------------------
Alternative                          224      76,423,316.46        52.22         341,176          7.983           2.000
Lite                                 221      67,938,421.99        46.42         307,414          7.862           2.000
Full                                   6       1,054,839.58         0.72         175,807          7.646           2.000
No Income Verifier                     3         838,388.30         0.57         279,463          8.510           2.000
Unknown                                1          99,977.08         0.07          99,977          8.125           2.000
-----------------------------------------------------------------------------------------------------------------------------------
Total:                               455     146,354,943.41       100.00         321,659          7.928           2.000
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                                Weighted
                                Weighted         Average        Weighted                       Weighted        Weighted
                                 Average          Months         Average        Weighted        Average         Average
                                 Maximum              to        Original         Average        Current       Effective
Documentation Level                 Rate            Roll            Term       Seasoning            LTV             LTV
-----------------------------------------------------------------------------------------------------------------------------------
Alternative                       13.983              58             360               2          83.48           69.83
Lite                              13.862              59             360               1          85.69           67.77
Full                              13.646              59             360               1          85.80           66.29
No Income Verifier                14.510              58             360               2          80.76           72.10
Unknown                           14.125              58             360               2          27.02           27.03
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            13.928              58             360               2          84.47           68.84
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                 Percent         Percent
                                 Cashout           Owner
Documentation Level                 Refi        Occupied
--------------------------------------------------------
Alternative                         15.2            77.8
Lite                                16.3            80.0
Full                                 0.0            90.9
No Income Verifier                   0.0           100.0
Unknown                              0.0           100.0
--------------------------------------------------------
Total:                              15.5            79.1
--------------------------------------------------------



                                  Number                            % of
                                      of              Total        Total         Average       Weighted        Weighted
Lien                            Mortgage            Current      Current         Current        Average         Average
Position                           Loans            Balance      Balance         Balance         Coupon          Margin
-----------------------------------------------------------------------------------------------------------------------------------
1st Lien                             455        146,354,943.41    100.00         321,659          7.928           2.000
-----------------------------------------------------------------------------------------------------------------------------------
Total:                               455        146,354,943.41    100.00         321,659          7.928           2.000
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                                Weighted
                                Weighted         Average        Weighted                       Weighted        Weighted
                                 Average          Months         Average        Weighted        Average         Average
Lien                             Maximum              to        Original         Average        Current       Effective
Position                            Rate            Roll            Term       Seasoning            LTV             LTV
-----------------------------------------------------------------------------------------------------------------------------------
1st Lien                          13.928              58             360               2          84.47           68.84
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            13.928              58             360               2          84.47           68.84
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                 Percent         Percent
Lien                             Cashout           Owner
Position                            Refi        Occupied
--------------------------------------------------------
1st Lien                            15.5            79.1
--------------------------------------------------------
Total:                              15.5            79.1
--------------------------------------------------------

_______________________________________________________________________________
This information has been prepared in connection with the issuance of securities representing beneficial interest in the above trust, the assets of which consist of Mortgage Loans described herein, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of Mortgage Loans underlying these securities. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE
MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH
OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS. ANY CAPITALIZED TERMS USED
BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus. To Our Readers Worldwide:
In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd.
representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

5 Year Fixed IO Collateral                                                        MORGAN STANLEY DEAN WITTER CAPITAL I 2001-1 TRUST
                                                                                                                        455 records
All records                                                                                                    Balance: 146,354,943
===================================================================================================================================

                                   Number                           % of
                                       of          Total           Total         Average        Weighted        Weighted
FICO                             Mortgage        Current         Current         Current         Average         Average
Score                               Loans        Balance         Balance         Balance          Coupon          Margin
-----------------------------------------------------------------------------------------------------------------------------------
= 0                                     5      2,393,923.00         1.64         478,785           7.985           2.000
501 - 525                               2        236,900.00         0.16         118,450           8.380           2.000
526 - 550                               3        697,600.00         0.48         232,533           7.883           2.000
551 - 575                               7      1,456,735.21         1.00         208,105           8.156           2.000
576 - 600                              15      2,999,361.88         2.05         199,957           7.930           2.000
601 - 625                              18      5,745,267.42         3.93         319,182           7.862           2.000
626 - 650                              33     10,627,644.92         7.26         322,050           7.918           2.000
651 - 675                              42     12,889,270.18         8.81         306,887           7.781           2.000
676 - 700                              46     15,351,288.01        10.49         333,724           7.963           2.000
701 - 725                              54     21,173,898.76        14.47         392,109           8.020           2.000
726 - 750                              74     28,379,041.13        19.39         383,501           8.029           2.000
751 - 775                              82     26,655,529.96        18.21         325,067           7.862           2.000
776 - 800                              63     15,332,749.49        10.48         243,377           7.828           2.000
801 - 825                              10      2,030,733.45         1.39         203,073           7.741           2.000
826 - 850                               1        385,000.00         0.26         385,000           8.250           2.000
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                455    146,354,943.41       100.00         321,659           7.928           2.000
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 514
Maximum: 826
Weighted Average: 715
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                                Weighted
                                 Weighted        Average        Weighted                        Weighted        Weighted
                                  Average         Months         Average        Weighted         Average         Average
FICO                              Maximum             to        Original         Average         Current       Effective
Score                                Rate           Roll            Term       Seasoning             LTV             LTV
-----------------------------------------------------------------------------------------------------------------------------------
= 0                                13.985             58             360               2           72.81           68.62
501 - 525                          14.380             52             360               8           99.14           69.14
526 - 550                          13.883             59             360               1           75.71           75.71
551 - 575                          14.156             54             360               6           80.43           63.28
576 - 600                          13.930             56             360               4           88.35           71.26
601 - 625                          13.862             58             360               2           84.37           74.19
626 - 650                          13.918             58             360               2           86.87           71.18
651 - 675                          13.781             58             360               2           79.15           67.01
676 - 700                          13.963             58             360               2           85.26           69.37
701 - 725                          14.020             58             360               2           81.56           67.57
726 - 750                          14.029             58             360               2           86.03           70.58
751 - 775                          13.862             59             360               1           84.15           65.52
776 - 800                          13.828             59             360               1           89.22           70.66
801 - 825                          13.741             58             360               2           86.14           65.45
826 - 850                          14.250             57             360               3          100.00           70.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             13.928             58             360               2           84.47           68.84
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 514
Maximum: 826
Weighted Average: 715
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                  Percent        Percent
FICO                              Cashout          Owner
Score                                Refi       Occupied
--------------------------------------------------------
= 0                                   0.0          100.0
501 - 525                             0.0          100.0
526 - 550                            55.0           83.7
551 - 575                            29.2          100.0
576 - 600                            26.7          100.0
601 - 625                            10.6           84.2
626 - 650                            24.3           89.1
651 - 675                            13.4           87.5
676 - 700                            22.6           81.2
701 - 725                            23.1           69.0
726 - 750                            14.5           81.4
751 - 775                            10.7           78.0
776 - 800                             5.2           66.0
801 - 825                             0.0           49.3
826 - 850                             0.0          100.0
--------------------------------------------------------
Total:                               15.5           79.1
--------------------------------------------------------
Minimum: 514
Maximum: 826
Weighted Average: 715
--------------------------------------------------------



                                   Number                           % of
                                       of          Total           Total         Average        Weighted        Weighted
                                 Mortgage        Current         Current         Current         Average         Average
Index Type                          Loans        Balance         Balance         Balance          Coupon          Margin
-----------------------------------------------------------------------------------------------------------------------------------
Libor - 6 Month                       455     146,354,943.41      100.00         321,659           7.928           2.000
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                455     146,354,943.41      100.00         321,659           7.928           2.000
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                                Weighted
                                 Weighted        Average        Weighted                        Weighted        Weighted
                                  Average         Months         Average        Weighted         Average         Average
                                  Maximum             to        Original         Average         Current       Effective
Index Type                           Rate           Roll            Term       Seasoning             LTV             LTV
-----------------------------------------------------------------------------------------------------------------------------------
Libor - 6 Month                    13.928             58             360               2           84.47           68.84
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             13.928             58             360               2           84.47           68.84
-----------------------------------------------------------------------------------------------------------------------------------

(Table continued)

                                  Percent        Percent
                                  Cashout          Owner
Index Type                           Refi       Occupied
--------------------------------------------------------
Libor - 6 Month                      15.5           79.1
--------------------------------------------------------
Total:                               15.5           79.1
--------------------------------------------------------

_______________________________________________________________________________
This information has been prepared in connection with the issuance of securities representing beneficial interest in the above trust, the assets of which consist of Mortgage Loans described herein, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of Mortgage Loans underlying these
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